UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® High Income Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

1/31/10

MFH-ANN

LETTER FROM THE CEO

Dear Shareholders:

Most global financial markets, after suffering the biggest declines since the Great Depression, experienced an impressive resurgence during 2009. Despite this turnaround, the U.S. Federal Reserve Board and central banks around the world continued to hold interest rates at historical lows. As most asset prices rebounded in the second half of 2009 and the demand for liquidity waned, the debate over the existence of asset bubbles and the need for monetary policy changes grew louder, creating added uncertainty about the timing and amount of any future interest rate changes.

Even with the significant market gains of 2009, many analysts seem to be predicting one of two likely scenarios for the U.S. economy. More conservative pundits say the recession for large areas of the country will continue to “moderate” — meaning the economy will continue to deteriorate, but at a slower pace. The more optimistic scenario is that a broader recovery will take hold and continue to gain momentum gradually.

Regardless of which recovery scenario plays out, the approximately 15 million Americans who are currently unemployed are almost certain to feel excluded — at least until significant job creation occurs. Meanwhile, an overleveraged global financial system continues to raise doubts about a prolonged upturn. Although progress has been made in recapitalizing U.S. and European banks, financial instability remains the biggest threat to sustainable growth.

While there remains lingering skepticism among many economists, MFS® believes that worldwide markets will stabilize with potential for growth. We are also mindful of the many challenges still facing our global economy, and we want to take this opportunity to remind investors about the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

March 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	7.4%
Energy — Independent	6.9%
Gaming & Lodging	6.1%
Broadcasting	5.6%
Utilities — Electric Power	5.4%

Credit quality of long-term debt securities (a)(r)
AAA	0.9%
AA	0.2%
BBB	3.0%
BB	27.3%
B	42.1%
CCC	19.6%
CC	2.2%
C	0.5%
D	1.0%
Not Rated	3.2%

Portfolio facts
Average Duration (d)(i)	4.1
Average Effective Maturity (i)(m)	6.0 yrs.
Average Credit Quality of Rated Securities (long-term) (a)(b)	B

(a)	Includes debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-Sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation and are included in the above credit quality of long-term debt securities table as “Not Rated”, subject to the next sentence. Convertible bonds, currencies, futures, options, swaps, cash, and cash-equivalents are excluded from both the above credit quality of long-term debt securities table and the average credit quality calculation. Average ratings are converted to the S&P scale and are subject to change.
(b)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related securities. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related securities) are excluded from the average credit quality calculation.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from derivative holdings, if applicable. Equivalent Exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(r)	Percentages are based on the total market value of long-term debt securities as of 1/31/10.

Percentages are based on net assets as of 1/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2010, Class A shares of the MFS High Income Fund (the “fund”) provided a total return of 42.99%, at net asset value. This compares with a return of 51.15% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s lesser exposure to “BB” and “CCC” rated (r) securities detracted from performance. Bonds in these quality segments performed exceptionally well

4

Management Review – continued

over the reporting period as investors appeared to be recovering their appetite for risk in an improving economy.

The fund’s return from yield, which was less than that of the index, was another negative factor for relative performance.

Security selection also held back relative returns. Debt holdings of power generation companies NRG Energy, Edison Mission, and Texas Competitive Electric Holdings, hospital operators Hospital Corporation of America and Community Health Systems, and funeral, cremation and cemetery services provider Service Corporation International were among the fund’s top relative detractors.

Contributors to Performance

The fund’s greater exposure to “B” rated securities contributed to performance as credit spreads narrowed and lower-quality securities outperformed higher-quality issues over the reporting period.

Yield curve (y) positioning, particularly a lesser exposure to the long end of the curve, was another positive factor for performance.

Top individual contributors during the reporting period included the fund’s debt holdings of Spanish-language network television operator Univision Communications, auto maker Ford Motor Company, oil and natural gas company Chaparral Energy, flash memory products maker Spansion (h), television station operator Local TV LLC, used car auction company KAR Holdings, and television broadcaster Allbritton Communications.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used. For securities which are not rated by either of the two agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	42.99%	4.16%	4.54%	N/A
B	9/27/93	41.40%	3.38%	3.79%	N/A
C	1/03/94	41.82%	3.39%	3.77%	N/A
I	1/02/97	42.90%	4.40%	4.80%	N/A
R1	4/01/05	41.39%	N/A	N/A	3.73%
R2	10/31/03	42.65%	3.84%	N/A	5.10%
R3	4/01/05	42.55%	N/A	N/A	4.48%
R4	4/01/05	43.33%	N/A	N/A	4.84%
529A	7/31/02	42.40%	3.85%	N/A	7.40%
529B	7/31/02	41.40%	3.22%	N/A	6.70%
529C	7/31/02	41.26%	3.17%	N/A	6.70%
Comparative benchmark
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		51.15%	6.76%	6.90%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		36.20%	3.15%	4.03%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		37.40%	3.09%	3.79%	N/A
C With CDSC (1% for 12 months) (x)		40.82%	3.39%	3.77%	N/A
529A With Initial Sales Charge (4.75%)		35.64%	2.85%	N/A	6.71%
529B With CDSC (Declining over six years from 4% to 0%) (x)		37.40%	2.93%	N/A	6.70%
529C With CDSC (1% for 12 months) (x)		40.26%	3.17%	N/A	6.70%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Reasearch Systems Inc.
(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2009 through January 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2009 through January 31, 2010.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/1/09	Ending Account Value 1/31/10	Expenses Paid During Period (p) 8/1/09-1/31/10
A	Actual	0.96%	$1,000.00	$1,146.16	$5.19
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
B	Actual	1.71%	$1,000.00	$1,138.18	$9.22
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
C	Actual	1.71%	$1,000.00	$1,141.60	$9.23
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
I	Actual	0.71%	$1,000.00	$1,144.05	$3.84
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
R1	Actual	1.71%	$1,000.00	$1,138.15	$9.22
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
R2	Actual	1.21%	$1,000.00	$1,144.77	$6.54
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
R3	Actual	0.96%	$1,000.00	$1,142.67	$5.18
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R4	Actual	0.71%	$1,000.00	$1,147.52	$3.84
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
529A	Actual	1.06%	$1,000.00	$1,142.11	$5.72
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40
529B	Actual	1.81%	$1,000.00	$1,137.96	$9.75
	Hypothetical (h)	1.81%	$1,000.00	$1,016.08	$9.20
529C	Actual	1.81%	$1,000.00	$1,137.62	$9.75
	Hypothetical (h)	1.81%	$1,000.00	$1,016.08	$9.20

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 88.8%
Issuer	Shares/Par	Value ($)

Aerospace - 0.9%
Bombardier, Inc., 6.3%, 2014 (n)	$2,025,000	$2,035,125
Bombardier, Inc., 7.45%, 2034 (z)	670,000	614,725
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	3,883,000	2,669,563
Spirit AeroSystems Holdings, Inc., 7.5%, 2017 (n)	1,295,000	1,304,713
Vought Aircraft Industries, Inc., 8%, 2011	1,680,000	1,667,400

		$8,291,526
Airlines - 1.8%
American Airlines Pass-Through Trust, 6.817%, 2011	$3,745,000	$3,698,188
AMR Corp., 7.858%, 2011	2,300,000	2,317,250
Continental Airlines, Inc., 7.339%, 2014	5,719,000	5,447,348
Continental Airlines, Inc., 6.9%, 2017	592,700	564,547
Continental Airlines, Inc., 6.748%, 2017	1,152,807	1,072,110
Delta Air Lines, Inc., 7.111%, 2011	2,425,000	2,449,250
Delta Air Lines, Inc., 7.711%, 2011	1,345,000	1,331,550

		$16,880,243
Apparel Manufacturers - 0.3%
Hanes Brand, Inc., 8%, 2016	$830,000	$850,750
Levi Strauss & Co., 9.75%, 2015	1,880,000	1,964,600

		$2,815,350
Asset Backed & Securitized - 2.2%
Airlie Ltd., CDO, FRN, 2.151%, 2011 (a)(p)(z)	$2,452,690	$1,201,818
Anthracite Ltd., CDO, 6%, 2037 (z)	5,148,000	257,400
Babson Ltd., CLO, “D”, FRN, 1.751%, 2018 (n)	2,385,000	1,353,488
Banc of America Commercial Mortgage, Inc., FRN, 5.811%, 2017	1,843,262	1,464,064
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017	2,948,120	567,899
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	1,967,534	1,530,996
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045 (z)	1,061,364	21,227
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.549%, 2050 (z)	612,466	12,249
CWCapital Cobalt Ltd., CDO, “G”, FRN, 1.749%, 2050 (z)	1,898,608	37,972
Falcon Franchise Loan LLC, FRN, 3.67%, 2025 (i)(z)	10,928,295	763,888
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	2,000,000	1,776,995
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	2,285,000	725,261
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.002%, 2030 (i)	10,167,103	307,115

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Asset Backed & Securitized - continued
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050		$2,285,000	$638,904
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.204%, 2049		5,320,927	4,173,756
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050		1,366,000	924,980
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050		3,115,000	2,687,594
Morgan Stanley Capital I, Inc., 1.269%, 2039 (i)(z)		20,517,431	326,022
TIERS Beach Street Synthetic, CLO, FRN, 6.787%, 2011 (z)		2,750,000	2,234,100
Wachovia Bank Commercial Mortgage Trust, FRN, 5.753%, 2047		1,738,692	285,070
Wachovia Credit, CDO, FRN, 1.601%, 2026 (z)		1,320,000	52,800

			$21,343,598
Automotive - 3.2%
Accuride Corp., 8.5%, 2015 (d)		$1,380,000	$1,259,250
Allison Transmission, Inc., 11%, 2015 (n)		5,350,000	5,644,250
Allison Transmission, Inc., 11.25%, 2015 (n)(p)		1,939,800	2,041,640
FCE Bank PLC, 7.125%, 2012	EUR	4,600,000	6,346,011
Ford Motor Credit Co. LLC, 12%, 2015		$8,973,000	10,304,315
Goodyear Tire & Rubber Co., 9%, 2015		2,440,000	2,513,200
Goodyear Tire & Rubber Co., 10.5%, 2016		1,985,000	2,153,725

			$30,262,391
Basic Industry - 0.1%
TriMas Corp., 9.75%, 2017 (n)		$565,000	$563,588

Broadcasting - 4.7%
Allbritton Communications Co., 7.75%, 2012		$4,255,000	$4,223,088
Bonten Media Acquisition Co., 9%, 2015 (p)(z)		4,861,454	1,765,721
Inmarsat Finance PLC, 7.375%, 2017 (n)		2,070,000	2,124,338
Intelsat Jackson Holdings Ltd., 9.5%, 2016		7,695,000	8,118,225
Lamar Media Corp., 6.625%, 2015		3,830,000	3,686,375
Lamar Media Corp., “C”, 6.625%, 2015		1,485,000	1,414,463
LBI Media, Inc., 8.5%, 2017 (z)		1,450,000	1,232,500
LIN TV Corp., 6.5%, 2013		3,220,000	3,075,100
Local TV Finance LLC, 9.25%, 2015 (p)(z)		5,429,812	2,873,276
Newport Television LLC, 13%, 2017 (n)(p)		4,536,531	2,119,883
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)		4,026,839	3,220,465
Nexstar Broadcasting Group, Inc., 7%, 2014		1,328,000	1,062,400
Salem Communications Corp., 9.625%, 2016 (n)		970,000	1,023,350
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		1,540,000	1,586,200
Univision Communications, Inc., 12%, 2014 (n)		1,540,000	1,663,200

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Broadcasting - continued
Univision Communications, Inc., 10.5%, 2015 (n)(p)		$6,036,087	$5,068,804
Young Broadcasting, Inc., 8.75%, 2014 (d)		1,640,000	11,480

			$44,268,868
Brokerage & Asset Managers - 0.6%
Janus Capital Group, Inc., 6.95%, 2017		$4,410,000	$4,366,032
Nuveen Investments, Inc., 10.5%, 2015		1,555,000	1,438,375

			$5,804,407
Building - 2.1%
Associated Materials, Inc., 11.25%, 2014		$2,360,000	$2,360,000
Building Materials Corp. of America, 7.75%, 2014		1,990,000	2,067,113
CEMEX Finance Europe B.V., 9.625%, 2017 (n)	EUR	1,765,000	2,483,851
Norcraft Cos., LP, 10.5%, 2015 (n)		$1,105,000	1,149,200
Nortek, Inc., 11%, 2013		4,730,933	4,967,480
Owens Corning, 9%, 2019		3,510,000	4,035,422
Ply Gem Industries, Inc., 11.75%, 2013		1,855,000	1,887,463
USG Corp., 9.75%, 2014 (n)		555,000	588,300

			$19,538,829
Business Services - 2.7%
First Data Corp., 9.875%, 2015		$8,650,000	$7,720,125
First Data Corp., 11.25%, 2016		4,295,000	3,586,325
Iron Mountain, Inc., 6.625%, 2016		3,045,000	2,953,650
Iron Mountain, Inc., 8.375%, 2021		1,790,000	1,857,125
SunGard Data Systems, Inc., 9.125%, 2013		3,970,000	4,039,475
SunGard Data Systems, Inc., 10.25%, 2015		3,253,000	3,374,988
Terremark Worldwide, Inc., 12%, 2017 (n)		2,000,000	2,215,000

			$25,746,688
Cable TV - 3.4%
CCO Holdings LLC, 8.75%, 2013		$8,620,000	$8,738,525
Charter Communications Holding Co., LLC, 8.375%, 2014 (n)		2,255,000	2,294,463
Charter Communications Holding Co., LLC, 10.875%, 2014 (n)		2,725,000	3,052,000
CSC Holdings, Inc., 6.75%, 2012		456,000	474,240
CSC Holdings, Inc., 8.5%, 2014 (n)		4,275,000	4,531,500
DIRECTV Holdings LLC, 7.625%, 2016		2,750,000	3,011,250
Mediacom LLC, 9.125%, 2019 (n)		1,560,000	1,560,000
Videotron LTEE, 6.875%, 2014		1,860,000	1,850,700
Virgin Media Finance PLC, 9.125%, 2016		4,528,000	4,709,120
Virgin Media Finance PLC, 9.5%, 2016		1,900,000	2,014,000

			$32,235,798

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - 3.0%
Ashland, Inc., 9.125%, 2017 (n)	$5,595,000	$6,098,550
Hexion Finance Escrow LLC, 8.875%, 2018 (z)	2,205,000	2,125,069
Hexion Specialty Chemicals, Inc., 9.75%, 2014	2,660,000	2,573,550
Huntsman International LLC, 5.5%, 2016 (n)	2,115,000	1,845,338
Innophos Holdings, Inc., 8.875%, 2014	3,800,000	3,876,000
Lumena Resources Corp., 12%, 2014 (n)	4,192,000	3,690,236
Momentive Performance Materials, Inc., 12.5%, 2014 (n)	3,765,000	4,216,800
Momentive Performance Materials, Inc., 11.5%, 2016	1,785,000	1,548,488
Nalco Co., 8.875%, 2013	2,090,000	2,147,475

		$28,121,506
Computer Software - Systems - 0.3%
DuPont Fabros Technology, Inc., 8.5%, 2017 (n)	$2,805,000	$2,875,125

Construction - 0.2%
Lennar Corp., 12.25%, 2017	$1,285,000	$1,567,700

Consumer Products - 0.9%
ACCO Brands Corp., 10.625%, 2015 (n)	$395,000	$432,525
ACCO Brands Corp., 7.625%, 2015	1,275,000	1,195,313
Jarden Corp., 7.5%, 2017	3,450,000	3,467,250
Libbey Glass, Inc., 10%, 2015 (z)	235,000	237,938
Scotts Miracle-Gro Co., 7.25%, 2018	685,000	696,988
Visant Holding Corp., 8.75%, 2013	2,170,000	2,224,250

		$8,254,264
Consumer Services - 2.2%
Corrections Corp. of America, 6.25%, 2013	$2,330,000	$2,335,825
Corrections Corp. of America, 7.75%, 2017	1,400,000	1,438,500
KAR Holdings, Inc., 10%, 2015	2,400,000	2,544,000
KAR Holdings, Inc., FRN, 4.249%, 2014	1,660,000	1,535,500
Service Corp. International, 7.375%, 2014	2,670,000	2,696,700
Service Corp. International, 7%, 2017	6,380,000	6,300,250
Ticketmaster Entertainment, Inc., 10.75%, 2016	3,555,000	3,883,838

		$20,734,613
Containers - 1.4%
Crown Americas LLC, 7.625%, 2013	$1,223,000	$1,261,219
Graham Packaging Holdings Co., 9.875%, 2014	4,840,000	4,979,150
Greif, Inc., 6.75%, 2017	3,415,000	3,355,238
Owens-Brockway Glass Container, Inc., 8.25%, 2013	980,000	999,600
Owens-Illinois, Inc., 7.375%, 2016	1,760,000	1,830,400
Reynolds Group, 7.75%, 2016 (n)	1,260,000	1,269,450

		$13,695,057

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Defense Electronics - 0.4%
L-3 Communications Corp., 6.125%, 2014	$3,320,000	$3,361,500

Electronics - 1.0%
Avago Technologies Ltd., 11.875%, 2015	$2,260,000	$2,502,950
Flextronics International Ltd., 6.25%, 2014	925,000	918,063
Freescale Semiconductor, Inc., 8.875%, 2014	3,285,000	2,923,650
Jabil Circuit, Inc., 7.75%, 2016	2,740,000	2,918,100

		$9,262,763
Emerging Market Sovereign - 0.1%
Republic of Argentina, FRN, 0.943%, 2012	$1,291,763	$1,107,471

Energy - Independent - 6.8%
Chaparral Energy, Inc., 8.875%, 2017	$3,465,000	$3,014,550
Chesapeake Energy Corp., 7%, 2014	1,245,000	1,254,338
Chesapeake Energy Corp., 9.5%, 2015	785,000	855,650
Chesapeake Energy Corp., 6.375%, 2015	3,885,000	3,807,300
Forest Oil Corp., 8.5%, 2014	595,000	624,750
Forest Oil Corp., 7.25%, 2019	1,520,000	1,527,600
Hilcorp Energy I LP, 9%, 2016 (n)	4,515,000	4,684,313
Mariner Energy, Inc., 8%, 2017	2,875,000	2,810,313
McMoRan Exploration Co., 11.875%, 2014	1,825,000	1,989,250
Newfield Exploration Co., 6.625%, 2014	2,080,000	2,100,800
Newfield Exploration Co., 6.625%, 2016	1,070,000	1,070,000
OPTI Canada, Inc., 8.25%, 2014	3,355,000	2,952,400
Penn Virginia Corp., 10.375%, 2016	5,160,000	5,682,450
Petrohawk Energy Corp., 10.5%, 2014	2,230,000	2,464,150
Pioneer Natural Resources Co., 6.875%, 2018	2,900,000	2,848,937
Pioneer Natural Resources Co., 7.5%, 2020	1,960,000	1,990,174
Plains Exploration & Production Co., 7%, 2017	5,740,000	5,661,075
Quicksilver Resources, Inc., 8.25%, 2015	4,690,000	4,830,700
Range Resources Corp., 8%, 2019	4,375,000	4,659,375
SandRidge Energy, Inc., 9.875%, 2016 (n)	895,000	950,938
SandRidge Energy, Inc., 8%, 2018 (n)	5,405,000	5,377,975
Southwestern Energy Co., 7.5%, 2018	2,905,000	3,093,825

		$64,250,863
Entertainment - 0.8%
AMC Entertainment, Inc., 11%, 2016	$2,935,000	$3,155,125
AMC Entertainment, Inc., 8.75%, 2019	2,575,000	2,665,125
Cinemark USA, Inc., 8.625%, 2019	2,155,000	2,246,588

		$8,066,838

15

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Financial Institutions - 2.6%
CIT Group, Inc., 7%, 2017		$4,650,000	$3,964,125
GMAC, Inc., 6.875%, 2011		3,373,000	3,373,000
GMAC, Inc., 7%, 2012		1,745,000	1,731,913
GMAC, Inc., 6.75%, 2014		6,260,000	6,087,850
GMAC, Inc., 8%, 2031		3,553,000	3,401,998
International Lease Finance Corp., 5.625%, 2013		7,620,000	6,270,102

			$24,828,988
Food & Beverages - 1.8%
ARAMARK Corp., 8.5%, 2015		$2,151,000	$2,156,378
B&G Foods, Inc., 7.625%, 2018		1,110,000	1,121,100
Dean Foods Co., 7%, 2016		3,190,000	3,110,250
Del Monte Foods Co., 6.75%, 2015		3,920,000	4,008,200
Michael Foods, Inc., 8%, 2013		3,105,000	3,170,981
Pinnacle Foods Finance LLC, 9.25%, 2015		3,580,000	3,597,900

			$17,164,809
Forest & Paper Products - 2.5%
Buckeye Technologies, Inc., 8.5%, 2013		$3,448,000	$3,508,340
Cascades, Inc., 7.75%, 2017 (n)		1,870,000	1,907,400
Georgia-Pacific Corp., 7.125%, 2017 (n)		3,480,000	3,567,000
Georgia-Pacific Corp., 8%, 2024		2,860,000	2,974,400
Georgia-Pacific Corp., 7.25%, 2028		865,000	834,725
Graphic Packaging International Corp., 9.5%, 2013		2,705,000	2,779,388
Jefferson Smurfit Corp., 8.25%, 2012 (d)		1,095,000	914,325
JSG Funding PLC, 7.75%, 2015		690,000	672,750
Millar Western Forest Products Ltd., 7.75%, 2013		4,885,000	3,956,850
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	1,920,000	2,648,770

			$23,763,948
Gaming & Lodging - 5.2%
Ameristar Casinos, Inc., 9.25%, 2014 (n)		$1,380,000	$1,424,850
Boyd Gaming Corp., 6.75%, 2014		3,940,000	3,644,500
Firekeepers Development Authority, 13.875%, 2015 (n)		1,450,000	1,660,250
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		3,300,000	33,000
Harrah’s Operating Co., Inc., 11.25%, 2017		3,715,000	3,947,188
Harrah’s Operating Co., Inc., 10%, 2018		571,000	453,945
Harrah’s Operating Co., Inc., 10%, 2018		4,971,000	3,951,945
Host Hotels & Resorts, Inc., 7.125%, 2013		1,155,000	1,163,663
Host Hotels & Resorts, Inc., 6.75%, 2016		3,645,000	3,562,988
Host Hotels & Resorts, Inc., 9%, 2017 (n)		2,455,000	2,626,850
MGM Mirage, 6.75%, 2013		3,410,000	3,103,100
MGM Mirage, 10.375%, 2014 (n)		1,520,000	1,668,200

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - continued
MGM Mirage, 7.5%, 2016	$1,835,000	$1,532,225
MGM Mirage, 11.125%, 2017 (n)	1,280,000	1,440,000
MGM Mirage, 11.375%, 2018 (n)	400,000	378,000
Penn National Gaming, Inc., 8.75%, 2019 (n)	2,915,000	2,973,300
Pinnacle Entertainment, Inc., 7.5%, 2015	3,935,000	3,639,875
Royal Caribbean Cruises Ltd., 7%, 2013	2,105,000	2,089,213
Royal Caribbean Cruises Ltd., 11.875%, 2015	3,765,000	4,395,638
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	1,565,000	1,561,088
Station Casinos, Inc., 6%, 2012 (d)	4,027,000	684,590
Station Casinos, Inc., 6.5%, 2014 (d)	6,495,000	32,475
Station Casinos, Inc., 6.875%, 2016 (d)	7,690,000	38,450
Station Casinos, Inc., 7.75%, 2016 (d)	1,413,000	250,808
Wyndham Worldwide Corp., 6%, 2016	3,585,000	3,471,176

		$49,727,317
Industrial - 1.1%
Altra Holdings, Inc., 8.125%, 2016 (n)	$1,925,000	$1,987,563
Aquilex Corp., 11.125%, 2016 (n)	730,000	759,200
Baldor Electric Co., 8.625%, 2017	3,660,000	3,724,050
Great Lakes Dredge & Dock Corp., 7.75%, 2013	2,325,000	2,325,000
Johnsondiversey Holdings, Inc., 8.25%, 2019 (n)	1,910,000	1,981,625

		$10,777,438
Insurance - 0.8%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$5,180,000	$4,075,883
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	3,400,000	3,808,000

		$7,883,883
Insurance - Property & Casualty - 0.8%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$3,440,000	$3,784,000
USI Holdings Corp., 9.75%, 2015 (z)	3,165,000	2,935,538
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (z)	1,481,000	1,332,900

		$8,052,438
Machinery & Tools - 0.6%
Case New Holland, Inc., 7.125%, 2014	$1,975,000	$1,975,000
Rental Service Corp., 9.5%, 2014	3,625,000	3,670,313

		$5,645,313
Major Banks - 1.6%
Bank of America Corp., 8% to 2018, FRN to 2049	$7,780,000	$7,386,721
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	6,505,000	6,663,137
Royal Bank of Scotland Group PLC, FRN, 7.648%, 2049	1,745,000	1,359,163

		$15,409,021

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - 7.2%
Biomet, Inc., 10%, 2017	$2,740,000	$2,979,750
Biomet, Inc., 11.625%, 2017	2,645,000	2,909,500
Community Health Systems, Inc., 8.875%, 2015	6,075,000	6,280,031
Cooper Cos., Inc., 7.125%, 2015	2,045,000	2,009,213
DaVita, Inc., 6.625%, 2013	1,454,000	1,457,635
DaVita, Inc., 7.25%, 2015	3,720,000	3,724,650
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	2,540,000	2,844,800
HCA, Inc., 6.375%, 2015	4,325,000	3,989,813
HCA, Inc., 9.25%, 2016	14,535,000	15,334,425
HCA, Inc., 8.5%, 2019 (n)	2,055,000	2,173,163
HealthSouth Corp., 8.125%, 2020	4,215,000	4,130,700
Psychiatric Solutions, Inc., 7.75%, 2015	1,775,000	1,699,563
Psychiatric Solutions, Inc., 7.75%, 2015 (n)	950,000	885,875
Tenet Healthcare Corp., 9.25%, 2015	3,120,000	3,229,200
U.S. Oncology, Inc., 10.75%, 2014	3,480,000	3,627,900
United Surgical Partners International, Inc., 8.875%, 2017	840,000	863,100
United Surgical Partners International, Inc., 9.25%, 2017 (p)	1,325,000	1,379,656
Universal Hospital Services, Inc., 8.5%, 2015 (p)	3,330,000	3,255,075
Universal Hospital Services, Inc., FRN, 3.859%, 2015	1,015,000	867,825
VWR Funding, Inc., 10.25%, 2015 (p)	4,996,063	5,220,885

		$68,862,759
Metals & Mining - 2.7%
Arch Western Finance LLC, 6.75%, 2013	$3,570,000	$3,534,300
Cloud Peak Energy, Inc., 8.25%, 2017 (n)	2,330,000	2,388,250
Cloud Peak Energy, Inc., 8.5%, 2019 (n)	2,330,000	2,423,200
FMG Finance Ltd., 10.625%, 2016 (n)	3,590,000	4,065,675
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	6,390,000	6,949,125
Freeport-McMoRan Copper & Gold, Inc., FRN, 3.881%, 2015	1,088,000	1,081,972
Peabody Energy Corp., 5.875%, 2016	3,065,000	3,003,700
Peabody Energy Corp., 7.375%, 2016	2,185,000	2,321,563

		$25,767,785
Natural Gas - Distribution - 0.8%
AmeriGas Partners LP, 7.125%, 2016	$4,165,000	$4,217,063
Inergy LP, 6.875%, 2014	3,625,000	3,615,938

		$7,833,001
Natural Gas - Pipeline - 1.8%
Atlas Pipeline Partners LP, 8.125%, 2015	$3,565,000	$3,297,625
Atlas Pipeline Partners LP, 8.75%, 2018	2,775,000	2,566,875
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	2,085,000	2,170,679

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
El Paso Corp., 8.25%, 2016	$2,575,000	$2,774,563
El Paso Corp., 7%, 2017	1,440,000	1,472,265
El Paso Corp., 7.75%, 2032	1,440,000	1,431,199
MarkWest Energy Partners LP, 6.875%, 2014	2,520,000	2,469,600
MarkWest Energy Partners LP, 8.75%, 2018	815,000	847,600

		$17,030,406
Network & Telecom - 2.3%
Cincinnati Bell, Inc., 8.375%, 2014	$6,315,000	$6,362,363
Citizens Communications Co., 9%, 2031	1,140,000	1,128,600
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	3,965,000	4,222,725
Qwest Communications International, Inc., 8%, 2015 (n)	1,290,000	1,335,150
Qwest Communications International, Inc., 7.125%, 2018 (z)	2,790,000	2,720,250
Qwest Corp, 8.375%, 2016	1,220,000	1,335,900
Windstream Corp., 8.625%, 2016	5,065,000	5,197,956

		$22,302,944
Oil Services - 0.7%
Allis-Chalmers Energy, Inc., 8.5%, 2017	$2,645,000	$2,380,500
Basic Energy Services, Inc., 7.125%, 2016	1,055,000	907,300
Expro Finance Luxembourg, 8.5%, 2016 (n)	860,000	855,700
McJunkin Red Man Holding Corp., 9.5%, 2016 (z)	1,455,000	1,451,363
Trico Shipping A.S., 11.875%, 2014 (n)	900,000	945,000

		$6,539,863
Oils - 0.2%
Holly Corp., 9.875%, 2017 (n)	$1,020,000	$1,081,200
Petroplus Holdings AG, 9.375%, 2019 (n)	1,275,000	1,262,250

		$2,343,450
Other Banks & Diversified Financials - 0.4%
Capital One Financial Corp., 10.25%, 2039	$1,670,000	$1,911,831
LBG Capital No. 1 PLC, 7.875%, 2020 (z)	2,075,000	1,826,000

		$3,737,831
Precious Metals & Minerals - 0.9%
Teck Resources Ltd., 9.75%, 2014	$1,665,000	$1,902,263
Teck Resources Ltd., 10.25%, 2016	810,000	925,425
Teck Resources Ltd., 10.75%, 2019	4,485,000	5,281,088

		$8,108,776
Printing & Publishing - 1.0%
American Media Operations, Inc., 9%, 2013 (p)(z)	$271,299	$170,444

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Printing & Publishing - continued
American Media Operations, Inc., 14%, 2013 (p)(z)	$2,900,166	$1,784,972
Nielsen Finance LLC, 10%, 2014	4,365,000	4,539,600
Nielsen Finance LLC, 11.5%, 2016	2,020,000	2,262,400
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	421,000	385,215
Tribune Co., 5.25%, 2015 (d)	2,550,000	714,000

		$9,856,631
Railroad & Shipping - 0.4%
Kansas City Southern Railway, 8%, 2015	$3,610,000	$3,713,788
TFM S.A. de C.V., 9.375%, 2012	238,000	243,950

		$3,957,738
Real Estate - 0.1%
CB Richard Ellis Group, Inc., 11.625%, 2017	$1,020,000	$1,147,500

Retailers - 3.1%
Couche-Tard, Inc., 7.5%, 2013	$705,000	$713,813
Dollar General Corp., 11.875%, 2017 (p)	1,318,000	1,515,700
Federated Retail Holdings, Inc., 5.9%, 2016	3,460,000	3,304,300
Limited Brands, Inc., 5.25%, 2014	2,480,000	2,393,200
Limited Brands, Inc., 6.95%, 2033	1,150,000	994,750
Macy’s Retail Holdings, Inc., 5.75%, 2014	4,065,000	4,075,163
Neiman Marcus Group, Inc., 10.375%, 2015	3,205,000	3,140,900
Sally Beauty Holdings, Inc., 10.5%, 2016	4,520,000	4,836,400
Toys “R” Us, Inc., 7.625%, 2011	1,185,000	1,223,513
Toys “R” Us, Inc., 10.75%, 2017 (n)	4,665,000	5,166,488
Toys “R” Us, Inc., 8.5%, 2017 (n)	1,775,000	1,828,250

		$29,192,477
Specialty Chemicals - 0.2%
Airgas, Inc., 7.125%, 2018 (z)	$1,790,000	$1,879,500

Specialty Stores - 0.3%
Payless ShoeSource, Inc., 8.25%, 2013	$2,922,000	$2,984,093

Supermarkets - 0.2%
SUPERVALU, Inc., 8%, 2016	$1,850,000	$1,850,000

Telecommunications - Wireless - 3.7%
Cricket Communications, Inc., 7.75%, 2016	$2,040,000	$2,052,750
Crown Castle International Corp., 9%, 2015	2,705,000	2,931,544
Crown Castle International Corp., 7.75%, 2017 (n)	1,265,000	1,363,038
Crown Castle International Corp., 7.125%, 2019	4,420,000	4,386,850

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Digicel Group Ltd., 12%, 2014 (n)	$560,000	$621,600
Digicel Group Ltd., 8.25%, 2017 (n)	3,050,000	2,950,875
Nextel Communications, Inc., 6.875%, 2013	2,845,000	2,652,963
NII Holdings, Inc., 10%, 2016 (n)	2,645,000	2,764,025
SBA Communications Corp., 8%, 2016 (n)	935,000	970,063
SBA Communications Corp., 8.25%, 2019 (n)	795,000	834,750
Sprint Nextel Corp., 8.375%, 2017	3,795,000	3,700,125
Sprint Nextel Corp., 8.75%, 2032	4,410,000	3,969,000
Wind Acquisition Finance S.A., 12%, 2015 (n)	5,690,000	6,130,975

		$35,328,558
Telephone Services - 0.3%
Frontier Communications Corp., 8.125%, 2018	$3,150,000	$3,173,625

Tobacco - 0.4%
Alliance One International, Inc., 10%, 2016 (n)	$3,285,000	$3,482,100

Transportation - Services - 1.1%
Commercial Barge Line Co., 12.5%, 2017	$3,220,000	$3,356,850
Hertz Corp., 8.875%, 2014	4,510,000	4,543,825
Navios Maritime Holdings, Inc., 8.875%, 2017 (n)	2,910,000	3,011,850

		$10,912,525
Utilities - Electric Power - 4.9%
AES Corp., 8%, 2017	$6,450,000	$6,498,375
Calpine Corp., 8%, 2016 (n)	2,690,000	2,743,800
Dynegy Holdings, Inc., 7.5%, 2015 (n)	2,160,000	1,922,400
Dynegy Holdings, Inc., 7.5%, 2015	3,080,000	2,756,600
Dynegy Holdings, Inc., 7.75%, 2019	1,280,000	1,024,000
Edison Mission Energy, 7%, 2017	5,640,000	4,455,600
Energy Future Holdings, 10%, 2020 (z)	1,920,000	1,972,800
Mirant North America LLC, 7.375%, 2013	1,830,000	1,820,850
NRG Energy, Inc., 7.375%, 2016	12,045,000	11,984,775
RRI Energy, Inc., 7.875%, 2017	1,496,000	1,424,940
Texas Competitive Electric Holdings LLC, 10.25%, 2015	13,290,000	10,399,425

		$47,003,565
Total Bonds (Identified Cost, $851,923,586)		$845,597,268

Floating Rate Loans (g)(r) - 5.3%
Aerospace - 0.2%
Hawker Beechcraft Acquisition Co. LLC, Term Loan B, 10.5%, 2014	$1,966,304	$1,846,359

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Automotive - 1.5%
Accuride Corp., Term Loan B, 10%, 2012	$450,714	$450,231
Federal Mogul Corp., Term Loan B, 2.16%, 2014	4,186,196	3,542,569
Ford Motor Co., Term Loan B, 3.25%, 2013	11,265,400	10,523,089

		$14,515,889
Broadcasting - 0.8%
Gray Television, Inc., Term Loan B, 3.75%, 2014	$1,680,290	$1,541,666
Local TV Finance LLC, Term Loan B, 2.26%, 2013	1,371,349	1,193,074
Young Broadcasting, Inc., Term Loan B, 4.75%, 2012 (d)	4,655,104	3,654,257
Young Broadcasting, Inc., Term Loan B-1, 4.75%, 2012 (d)	1,350,054	1,059,792

		$7,448,789
Building - 0.1%
Building Materials Corp., Term Loan B, 3%, 2014	$1,387,924	$1,350,912

Business Services - 0.0%
First Data Corp., Term Loan B-2, 2.99%, 2014	$341,648	$295,193

Chemicals - 0.8%
LyondellBasell, Dutch Tranche Revolving Credit Loan, 3.73%, 2014	$120,558	$87,179
LyondellBasell, Dutch Tranche Term Loan A, 3.73%, 2014	272,889	197,334
LyondellBasell, German Term Loan B-1, 3.98%, 2014	346,110	250,282
LyondellBasell, German Term Loan B-2, 3.98%, 2014	346,110	250,282
LyondellBasell, German Term Loan B-3, 3.98%, 2014	346,110	250,282
LyondellBasell, Second Priority DIP Term Loan, 5.79%, 2010 (o)	1,931,144	2,019,252
LyondellBasell, Super Priority DIP Term Loan, 9.16%, 2010 (q)	568,664	592,406
LyondellBasell, Term Loan B-1, 7%, 2014	1,501,867	1,086,045
LyondellBasell, Term Loan B-2, 7%, 2014	1,501,867	1,086,045
LyondellBasell, Term Loan B-3, 7%, 2014	1,501,867	1,086,045
LyondellBasell, U.S. Tranche Revolving Credit Loan, 3.73%, 2014	452,092	326,921
LyondellBasell, U.S. Tranche Term Loan A, 3.76%, 2014	861,362	622,877

		$7,854,950
Gaming & Lodging - 0.7%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014	$4,910,923	$720,270
MGM Mirage, Term Loan B, 6%, 2011 (o)	3,721,575	3,578,295
Motorcity Casino, Term Loan B, 8.5%, 2012	1,911,660	1,883,782

		$6,182,347
Printing & Publishing - 0.3%
Ascend Media LLC, Term Loan, 10.25%, 2012 (d)	$458,900	$8
Tribune Co., Term Loan B, 6.5%, 2014 (d)	5,696,035	3,246,740

		$3,246,748

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Real Estate - 0.1%
CB Richard Ellis Services, Term Loan B, 6%, 2013	$715,530	$699,431

Specialty Stores - 0.4%
Michaels Stores, Inc., Term Loan B, 2.56%, 2013	$1,608,727	$1,449,363
Michaels Stores, Inc., Term Loan B-2, 4.81%, 2016	2,121,222	2,016,928

		$3,466,291
Utilities - Electric Power - 0.4%
TXU Corp., Term Loan B-2, 3.73%, 2014	$421,960	$344,952
TXU Corp., Term Loan B-3, 3.73%, 2014	3,631,949	2,948,438

		$3,293,390
Total Floating Rate Loans (Identified Cost, $52,820,866)		$50,200,299

Common Stocks - 1.1%
Automotive - 0.0%
Oxford Automotive, Inc. (a)	1,087	$0

Broadcasting - 0.0%
Supermedia, Inc. (a)	2,828	$102,685

Cable TV - 0.3%
Cablevision Systems Corp. (a)	41,600	$869,440
Comcast Corp., “A”	93,700	1,483,271
Time Warner Cable, Inc.	19,833	864,520

		$3,217,231
Construction - 0.2%
Nortek, Inc. (a)	48,660	$1,897,749

Energy - Integrated - 0.1%
Chevron Corp.	9,500	$685,140

Entertainment - 0.0%
Madison Square Garden Inc., “A” (a)	10,400	$203,840

Gaming & Lodging - 0.1%
Ameristar Casinos, Inc.	35,000	$518,350
Pinnacle Entertainment, Inc. (a)	107,700	878,832

		$1,397,182
Printing & Publishing - 0.2%
American Media, Inc. (a)	49,687	$142,603

23

Portfolio of Investments – continued

Issuer			Shares/Par	Value ($)

Common Stocks - continued
Printing & Publishing - continued
Dex One Corp. (a)			39,052	$1,310,587
Golden Books Family Entertainment, Inc. (a)			206,408	0
World Color Press, Inc. (a)			15,138	174,244

				$1,627,434
Special Products & Services - 0.0%
Mark IV Industries LLC, Common Units, “A” (a)			2,318	$34,770

Telephone Services - 0.2%
Windstream Corp.			151,600	$1,562,996
Total Common Stocks (Identified Cost, $20,792,361)				$10,729,027

Preferred Stocks - 0.4%
Broadcasting - 0.0%
Spanish Broadcasting Systems, Inc., “B”, 10.75% (p)			2,088	$313,200

Financial Institutions - 0.2%
GMAC, Inc., 7% (z)			1,826	$1,305,019

Major Banks - 0.2%
Bank of America Corp., 8.625%			78,950	$1,937,433
Total Preferred Stocks (Identified Cost, $5,379,900)				$3,555,652

	Strike Price	First Exercise
Warrants - 0.0%
Construction - 0.0%
Building Materials Holding Corp. (1 share for 1 warrant) (a)	$0.47	10/24/08	4,362	$0

Printing & Publishing - 0.0%
World Color Press, Inc. (1 share for 1 warrant) (a)	$13.00	8/26/09	8,580	$47,190
World Color Press, Inc. (1 share for 1 warrant) (a)	16.30	8/26/09	8,580	32,605
Total Warrants (Identified Cost, $398,977)				$79,795

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Money Market Funds (v) - 2.7%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value	25,282,620	$25,282,620
Total Investments (Identified Cost, $956,598,310)		$935,444,661

Other Assets, Less Liabilities - 1.7%		16,575,763
Net Assets - 100.0%		$952,020,424

(a)	Non-income producing security.
(d)	Non-income producing security - in default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $172,156,497, representing 18.1% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Airgas, Inc., 7.125%, 2018	1/26/10	$1,892,851	$1,879,500
Airlie Ltd., CDO, FRN, 2.151%, 2011	10/13/06-12/22/09	2,452,690	1,201,818
American Media Operations, Inc., 9%, 2013	1/30/09-11/02/09	186,155	170,444
American Media Operations, Inc., 14%, 2013	1/30/09-11/02/09	1,730,455	1,784,972
Anthracite Ltd., CDO, 6%, 2037	5/14/02	4,459,609	257,400
Bombardier, Inc., 7.45%, 2034	1/25/10	621,436	614,725
Bonten Media Acquisition Co., 9%, 2015	5/22/07-12/01/09	4,869,505	1,765,721
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045	3/20/06-11/25/09	1,020,247	21,227

25

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.549%, 2050	4/12/06-1/28/10	$612,466	$12,249
CWCapital Cobalt Ltd., CDO, “G”, FRN, 1.749%, 2050	4/12/06-1/28/10	1,898,608	37,972
Energy Future Holdings, 10%, 2020	1/07/10	1,949,028	1,972,800
Falcon Franchise Loan LLC, FRN, 3.67%, 2025	1/29/03	1,154,111	763,888
GMAC, Inc., 7% (Preferred Stock)	12/29/08	1,406,020	1,305,019
Hexion Finance Escrow LLC, 8.875%, 2018	1/14/10-1/26/10	2,164,530	2,125,069
LBG Capital No. 1 PLC, 7.875%, 2020	1/08/10	1,868,092	1,826,000
LBI Media, Inc., 8.5%, 2017	7/18/07	1,430,322	1,232,500
Libbey Glass, Inc., 10%, 2015	1/28/10	230,493	237,938
Local TV Finance LLC, 9.25%, 2015	11/09/07-12/15/09	5,270,302	2,873,276
McJunkin Red Man Holding Corp., 9.5%, 2016	1/21/10-1/22/10	1,476,752	1,451,363
Morgan Stanley Capital I, Inc., 1.269%, 2039	7/20/04	559,957	326,022
Qwest Communications International, Inc., 7.125%, 2018	1/07/10-1/08/10	2,750,213	2,720,250
TIERS Beach Street Synthetic, CLO, FRN, 6.787%, 2011	5/17/06	2,750,000	2,234,100
USI Holdings Corp., 9.75%, 2015	4/26/07-6/08/07	3,193,812	2,935,538
Wachovia Credit, CDO, FRN, 1.601%, 2026	6/08/06	1,320,000	52,800
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065	12/16/09-1/05/10	1,315,576	1,332,900
Total Restricted Securities			$31,135,491
% of Net Assets			3.3%

Derivative Contracts at 1/31/10

Forward Foreign Currency Exchange Contracts at 1/31/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	HSBC Bank	2,596,651	3/15/10	$3,703,534	$3,599,901	$103,633
SELL	EUR	UBS AG	5,957,956	3/15/10	8,685,925	8,259,892	426,033

							$529,666

At January 31, 2010, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLN	Credit-Linked Note
CLO	Collateralized Loan Obligation

26

Portfolio of Investments – continued

DIP	Debtor-in-Possession
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $931,315,690)	$910,162,041
Underlying funds, at cost and value	25,282,620
Total investments, at value (identified cost, $956,598,310)	$935,444,661
Cash	1,882,830
Receivables for
Forward foreign currency exchange contracts	529,666
Investments sold	9,560,417
Fund shares sold	896,744
Interest	17,946,716
Other assets	12,758
Total assets	$966,273,792
Liabilities
Payables for
Distributions	$1,277,962
Investments purchased	7,066,091
Fund shares reacquired	5,452,040
Payable to affiliates
Investment adviser	47,983
Shareholder servicing costs	217,462
Distribution and service fees	28,470
Administrative services fee	1,674
Program manager fees	17
Payable for independent Trustees’ compensation	82,994
Accrued expenses and other liabilities	78,675
Total liabilities	$14,253,368
Net assets	$952,020,424
Net assets consist of
Paid-in capital	$1,371,414,763
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(20,626,465)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(394,686,210)
Accumulated distributions in excess of net investment income	(4,081,664)
Net assets	$952,020,424
Shares of beneficial interest outstanding	292,356,924

See Notes to Financial Statements

28

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$531,989,546	163,419,075	$3.26
Class B	46,689,876	14,306,737	3.26
Class C	73,474,540	22,471,876	3.27
Class I	283,704,278	87,195,707	3.25
Class R1	1,199,852	368,005	3.26
Class R2	5,250,912	1,611,626	3.26
Class R3	7,928,644	2,436,403	3.25
Class R4	147,560	45,312	3.26
Class 529A	858,396	263,806	3.25
Class 529B	315,077	96,818	3.25
Class 529C	461,743	141,559	3.26
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.42 and $3.41, respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

29

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$77,490,656
Dividends	939,863
Dividends from underlying funds	63,077
Foreign taxes withheld	(18,524)
Total investment income	$78,475,072
Expenses
Management fee	$3,723,242
Distribution and service fees	2,248,009
Program manager fees	1,255
Shareholder servicing costs	1,562,139
Administrative services fee	146,824
Independent Trustees’ compensation	49,631
Custodian fee	131,947
Shareholder communications	64,617
Auditing fees	70,598
Legal fees	58,653
Miscellaneous	230,384
Total expenses	$8,287,299
Fees paid indirectly	(24,562)
Reduction of expenses by investment adviser	(4,750)
Net expenses	$8,257,987
Net investment income	$70,217,085
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(16,941,862)
Swap transactions	(11,352,995)
Foreign currency transactions	(105,700)
Net realized gain (loss) on investments and foreign currency transactions	$(28,400,557)
Change in unrealized appreciation (depreciation)
Investments	$235,096,645
Swap transactions	9,483,556
Translation of assets and liabilities in foreign currencies	(243,946)
Net unrealized gain (loss) on investments and foreign currency translation	$244,336,255
Net realized and unrealized gain (loss) on investments and foreign currency	$215,935,698
Change in net assets from operations	$286,152,783

See Notes to Financial Statements

30

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2010	2009
Change in net assets
From operations
Net investment income	$70,217,085	$66,750,841
Net realized gain (loss) on investments and foreign currency transactions	(28,400,557)	(69,846,251)
Net unrealized gain (loss) on investments and foreign currency translation	244,336,255	(201,411,630)
Change in net assets from operations	$286,152,783	$(204,507,040)
Distributions declared to shareholders
From net investment income	$(70,778,121)	$(68,512,369)
From tax return of capital	—	(507,505)
Total distributions declared to shareholders	$(70,778,121)	$(69,019,874)
Change in net assets from fund share transactions	$86,914,666	$(39,014,000)
Total change in net assets	$302,289,328	$(312,540,914)
Net assets
At beginning of period	649,731,096	962,272,010
At end of period (including accumulated distributions in excess of net investment income of $4,081,664 and undistributed net investment income of $2,067,418)	$952,020,424	$649,731,096

See Notes to Financial Statements

31

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$2.49	$3.58		$3.92	$3.82	$3.98
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.26		$0.27	$0.27	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.77	(1.08)		(0.31)	0.11	(0.13)
Total from investment operations	$1.02	$(0.82)		$(0.04)	$0.38	$0.14
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.27)		$(0.30)	$(0.28)	$(0.30)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.27)		$(0.30)	$(0.28)	$(0.30)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$3.26	$2.49		$3.58	$3.92	$3.82
Total return (%) (r)(s)(t)	42.99	(24.05)		(1.20)	10.30	3.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.05		0.97	1.00	1.00
Expenses after expense reductions (f)	1.00	1.05		0.97	1.00	1.00
Net investment income	8.68	8.22		7.17	7.09	6.85
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$531,990	$360,076		$504,159	$671,019	$703,305

See Notes to Financial Statements

32

Financial Highlights – continued

Class B	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$2.50	$3.59		$3.93	$3.83	$3.99
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.24		$0.25	$0.25	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(1.08)		(0.32)	0.10	(0.13)
Total from investment operations	$0.99	$(0.84)		$(0.07)	$0.35	$0.11
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)		$(0.27)	$(0.25)	$(0.27)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.25)		$(0.27)	$(0.25)	$(0.27)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$3.26	$2.50		$3.59	$3.93	$3.83
Total return (%) (r)(s)(t)	41.40	(24.51)		(1.87)	9.53	2.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75		1.67	1.71	1.72
Expenses after expense reductions (f)	1.75	1.75		1.67	1.71	1.72
Net investment income	8.11	7.41		6.47	6.40	6.26
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$46,690	$52,384		$113,331	$195,028	$275,363

See Notes to Financial Statements

33

Financial Highlights – continued

Class C	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$2.50	$3.60		$3.94	$3.84	$4.00
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.24		$0.25	$0.24	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.77	(1.09)		(0.32)	0.11	(0.13)
Total from investment operations	$1.00	$(0.85)		$(0.07)	$0.35	$0.11
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)		$(0.27)	$(0.25)	$(0.27)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.25)		$(0.27)	$(0.25)	$(0.27)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$3.27	$2.50		$3.60	$3.94	$3.84
Total return (%) (r)(s)(t)	41.82	(24.72)		(1.84)	9.52	2.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.75		1.67	1.70	1.72
Expenses after expense reductions (f)	1.74	1.75		1.67	1.70	1.72
Net investment income	7.80	7.44		6.46	6.39	6.26
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$73,475	$39,345		$69,505	$92,050	$108,181

See Notes to Financial Statements

34

Financial Highlights – continued

Class I	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$2.49	$3.58		$3.92	$3.82	$3.98
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.27		$0.29	$0.28	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(1.08)		(0.32)	0.11	(0.13)
Total from investment operations	$1.02	$(0.81)		$(0.03)	$0.39	$0.15
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)		$(0.31)	$(0.29)	$(0.31)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.26)	$(0.28)		$(0.31)	$(0.29)	$(0.31)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$3.25	$2.49		$3.58	$3.92	$3.82
Total return (%) (r)(s)	42.90	(23.82)		(0.90)	10.62	3.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.76		0.67	0.70	0.71
Expenses after expense reductions (f)	0.75	0.76		0.67	0.70	0.71
Net investment income	8.97	8.55		7.47	7.38	7.24
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$283,704	$185,811		$257,572	$246,306	$231,455

See Notes to Financial Statements

35

Financial Highlights – continued

Class R1	Years ended 1/31
	2010	2009		2008	2007	2006 (i)
Net asset value, beginning of period	$2.50	$3.59		$3.93	$3.83	$3.89
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.24		$0.24	$0.24	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(1.09)		(0.31)	0.11	(0.03	)(g)
Total from investment operations	$0.99	$(0.85)		$(0.07)	$0.35	$0.16
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)		$(0.27)	$(0.25)	$(0.22)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.24)		$(0.27)	$(0.25)	$(0.22)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$3.26	$2.50		$3.59	$3.93	$3.83
Total return (%) (r)(s)	41.39	(24.52)		(1.96)	9.41	4.28	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.76		1.77	1.89	1.91	(a)
Expenses after expense reductions (f)	1.74	1.76		1.76	1.79	1.85	(a)
Net investment income	7.96	7.53		6.35	6.27	6.08	(a)
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$1,200	$937		$1,273	$361	$231

See Notes to Financial Statements

36

Financial Highlights – continued

Class R2	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$2.49	$3.58		$3.93	$3.83	$3.98
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.25		$0.26	$0.26	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.78	(1.08)		(0.32)	0.10	(0.11)
Total from investment operations	$1.02	$(0.83)		$(0.06)	$0.36	$0.13
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)		$(0.29)	$(0.26)	$(0.28)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.26)		$(0.29)	$(0.26)	$(0.28)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$3.26	$2.49		$3.58	$3.93	$3.83
Total return (%) (r)(s)	42.65	(24.21)		(1.79)	9.91	3.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25		1.30	1.44	1.46
Expenses after expense reductions (f)	1.25	1.25		1.29	1.34	1.42
Net investment income	8.47	7.99		6.83	6.71	6.61
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$5,251	$3,446		$5,525	$2,406	$1,212

See Notes to Financial Statements

37

Financial Highlights – continued

Class R3	Years ended 1/31
	2010	2009		2008	2007	2006 (i)
Net asset value, beginning of period	$2.49	$3.58		$3.92	$3.82	$3.88
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.26		$0.27	$0.27	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(1.08)		(0.31)	0.10	(0.02	)(g)
Total from investment operations	$1.01	$(0.82)		$(0.04)	$0.37	$0.19
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.27)		$(0.30)	$(0.27)	$(0.25)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.27)		$(0.30)	$(0.27)	$(0.25)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$3.25	$2.49		$3.58	$3.92	$3.82
Total return (%) (r)(s)	42.55	(24.02)		(1.28)	10.18	4.94	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.01		1.05	1.07	1.15	(a)
Expenses after expense reductions (f)	1.00	1.01		1.05	1.07	1.15	(a)
Net investment income	8.75	8.35		7.08	6.90	6.73	(a)
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$7,929	$6,706		$8,065	$5,143	$393

See Notes to Financial Statements

38

Financial Highlights – continued

Class R4	Years ended 1/31
	2010	2009		2008	2007	2006 (i)
Net asset value, beginning of period	$2.49	$3.58		$3.92	$3.82	$3.88
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.27		$0.28	$0.28	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.77	(1.08)		(0.31)	0.11	(0.03	)(g)
Total from investment operations	$1.03	$(0.81)		$(0.03)	$0.39	$0.20
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.28)		$(0.31)	$(0.29)	$(0.26)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.26)	$(0.28)		$(0.31)	$(0.29)	$(0.26)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$3.26	$2.49		$3.58	$3.92	$3.82
Total return (%) (r)(s)	43.33	(23.82)		(0.99)	10.52	5.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.76		0.76	0.80	0.80	(a)
Expenses after expense reductions (f)	0.74	0.76		0.76	0.80	0.80	(a)
Net investment income	8.78	8.56		7.38	7.29	7.11	(a)
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$148	$44		$58	$58	$53

See Notes to Financial Statements

39

Financial Highlights – continued

Class 529A	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$2.49	$3.58		$3.92	$3.82	$3.98
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.25		$0.26	$0.26	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(1.08)		(0.31)	0.11	(0.14)
Total from investment operations	$1.01	$(0.83)		$(0.05)	$0.37	$0.12
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.26)		$(0.29)	$(0.27)	$(0.28)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.25)	$(0.26)		$(0.29)	$(0.27)	$(0.28)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$3.25	$2.49		$3.58	$3.92	$3.82
Total return (%) (r)(s)(t)	42.40	(24.19)		(1.49)	9.97	3.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.23		1.27	1.30	1.32
Expenses after expense reductions (f)	1.10	1.23		1.27	1.30	1.32
Net investment income	8.62	8.07		6.87	6.78	6.65
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$858	$579		$849	$854	$776

See Notes to Financial Statements

40

Financial Highlights – continued

Class 529B	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$2.49	$3.58		$3.92	$3.82	$3.97
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.23		$0.24	$0.23	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(1.08)		(0.32)	0.11	(0.12)
Total from investment operations	$0.99	$(0.85)		$(0.08)	$0.34	$0.11
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)		$(0.26)	$(0.24)	$(0.26)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.24)		$(0.26)	$(0.24)	$(0.26)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$3.25	$2.49		$3.58	$3.92	$3.82
Total return (%) (r)(s)(t)	41.40	(24.70)		(2.13)	9.26	2.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.88		1.92	1.95	1.96
Expenses after expense reductions (f)	1.84	1.88		1.92	1.95	1.96
Net investment income	7.82	7.43		6.22	6.13	6.00
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$315	$183		$213	$202	$157

See Notes to Financial Statements

41

Financial Highlights – continued

Class 529C	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$2.50	$3.59		$3.93	$3.83	$3.99
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.23		$0.24	$0.23	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	0.76	(1.08)		(0.32)	0.11	(0.13)
Total from investment operations	$0.99	$(0.85)		$(0.08)	$0.34	$0.10
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)		$(0.26)	$(0.24)	$(0.26)
From tax return of capital	—	(0.00	)(w)	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.24)		$(0.26)	$(0.24)	$(0.26)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$3.26	$2.50		$3.59	$3.93	$3.83
Total return (%) (r)(s)(t)	41.26	(24.61)		(2.11)	9.26	2.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.88		1.92	1.95	1.96
Expenses after expense reductions (f)	1.84	1.88		1.91	1.95	1.96
Net investment income	7.71	7.39		6.21	6.13	6.00
Portfolio turnover	58	61		66	89	51
Net assets at end of period (000 omitted)	$462	$221		$322	$500	$417

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01

See Notes to Financial Statements

42

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Income Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided

43

Notes to Financial Statements – continued

by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in

44

Notes to Financial Statements – continued

determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of January 31, 2010 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$9,106,507	$4,861,325	$142,603	$14,110,435
Canada	254,039	—	—	254,039
Non-U.S. Sovereign Debt	—	1,107,471	—	1,107,471
Corporate Bonds	—	721,384,131	—	721,384,131
Commercial Mortgage-Backed Securities	—	16,172,544	—	16,172,544
Floating Rate Loans	—	50,200,299	—	50,200,299
Asset-Backed Securities (including CDOs)	—	3,969,236	1,201,818	5,171,054
Foreign Bonds	—	99,591,389	—	99,591,389
Other Fixed Income Securities	—	2,170,679	—	2,170,679
Mutual Funds	25,282,620	—	—	25,282,620
Total Investments	$34,643,166	$899,457,074	$1,344,421	$935,444,661

Other Financial Instruments
Forward Currency Contracts	$—	$529,666	$—	$529,666

45

Notes to Financial Statements – continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	U.S. Equity Securities	Asset-Backed Securities (including CDOs)
Balance as of 1/31/09	$229,561	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	226,242	556,430
Net purchases (sales)	—	126,690
Transfers in and/or out of Level 3	(313,200)	518,698
Balance as of 1/31/10	$142,603	$1,201,818

The net change in unrealized appreciation (depreciation) from investments still held as Level 3 at January 31, 2010 is $592,703.

In January 2010, Accounting Standards Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements (the “Update”) was issued, and is effective for interim and annual reporting periods beginning after December 15, 2009. This Update provides for expanded disclosures about fair value measurements. Management is evaluating the application of the Update to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Update in the fund’s financial statements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

46

Notes to Financial Statements – continued

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2010 which are not accounted for as hedging instruments under FASB Accounting Standard Codification 815, Derivatives and Hedging (ASC 815):

		Fair Value
Risk	Derivative	Asset Derivatives
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	$529,666

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2010 as reported in the Statement of Operations:

	Swap Transactions	Foreign Currency Transactions
Foreign Exchange Contracts	$—	$(149,759)
Credit Contracts	(11,352,995)	—
Total	$(11,352,995)	$(149,759)

47

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2010 as reported in the Statement of Operations:

	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange Contracts	$—	$(243,620)
Credit Contracts	9,483,556	—
Total	$9,483,556	$(243,620)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted

48

Notes to Financial Statements – continued

cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

49

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

50

Notes to Financial Statements – continued

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At January 31, 2010, the portfolio had unfunded loan commitments of $189,496, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are

51

Notes to Financial Statements – continued

recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, defaulted bonds, and derivative transactions.

52

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/10	1/31/09
Ordinary income (including any short-term capital gains)	$70,778,121	$68,512,369
Tax return of capital (a)	—	507,505
Total distributions	$70,778,121	$69,019,874

(a)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/10
Cost of investments	$960,069,206
Gross appreciation	52,360,559
Gross depreciation	(76,985,104)
Net unrealized appreciation (depreciation)	$(24,624,545)

Undistributed ordinary income	3,992,815
Capital loss carryforwards	(390,795,578)
Post-October capital loss deferral	(419,736)
Other temporary differences	(7,547,295)

As of January 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

1/31/11	$(159,064,624)
1/31/13	(19,406,719)
1/31/14	(20,014,075)
1/31/15	(43,048,498)
1/31/16	(1,964,268)
1/31/17	(94,687,685)
1/31/18	(52,609,709)
$(390,795,578)

The availability of a portion of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Floating Rate High Income Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class

53

Notes to Financial Statements – continued

expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From tax return of capital
	Year ended 1/31/10	Year ended 1/31/09	Year ended 1/31/10	Year ended 1/31/09
Class A	$38,794,857	$36,552,210	$—	$270,761
Class B	4,068,631	6,362,206	—	47,128
Class C	4,547,529	4,269,372	—	31,625
Class I	22,136,323	20,049,310	—	148,515
Class R (b)	—	12,334	—	91
Class R1	91,062	84,430	—	625
Former Class R2 (b)	—	11,336	—	84
Class R2	355,102	412,375	—	3,055
Class R3	669,860	655,155	—	4,853
Class R4	10,405	4,586	—	34
Class 529A	59,891	60,111	—	445
Class 529B	19,193	16,448	—	122
Class 529C	25,268	22,496	—	167
Total	$70,778,121	$68,512,369	$—	$507,505

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares.

Following the conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 Shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.46%
Average daily net assets in excess of $1.4 billion	0.44%

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS had agreed to reduce the management fee to 0.39% of the fund’s average daily net assets in excess of $1.4 billion for the period March 1, 2004 through February 28, 2009. For the period February 1, 2009 through February 28, 2009, the fund’s average daily net assets did not exceed $1.4 billion, and therefore, the management fee was not reduced.

54

Notes to Financial Statements – continued

The management fee incurred for the year ended January 31, 2010 was equivalent to an annual effective rate of 0.46% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $65,958 and $581 for the year ended January 31, 2010, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,121,328
Class B	0.75%	0.25%	1.00%	1.00%	494,773
Class C	0.75%	0.25%	1.00%	1.00%	573,389
Class R1	0.75%	0.25%	1.00%	1.00%	11,299
Class R2	0.25%	0.25%	0.50%	0.50%	20,784
Class R3	—	0.25%	0.25%	0.25%	19,010
Class 529A	—	0.25%	0.25%	0.26%	1,770
Class 529B	0.75%	0.25%	1.00%	1.00%	2,425
Class 529C	0.75%	0.25%	1.00%	1.00%	3,231
Total Distribution and Service Fees					$2,248,009

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2010 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. Effective March 1, 2009 the 0.10% Class A and 0.25% Class 529A annual distribution fees were eliminated. Prior to March 1, 2009, 0.05% of the Class A and 0.10% of the Class 529A distribution fees were paid by the fund. Payment of the remaining 0.05% of the Class A and 0.15% of the Class 529A distribution fee were not in effect.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a

55

Notes to Financial Statements – continued

shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2010, were as follows:

Amount
Class A	$1,201
Class B	42,185
Class C	6,000
Class 529B	158
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended January 31, 2010, were as follows:

Amount
Class 529A	$690
Class 529B	242
Class 529C	323
Total Program Manager Fees	$1,255

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2010, the fee was $587,842, which equated to 0.0726% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $499,031.

56

Notes to Financial Statements – continued

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended January 31, 2010, these costs for the fund amounted to $475,266 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2010 was equivalent to an annual effective rate of 0.0181% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $7,109 and the Retirement Deferral plan resulted in an expense of $16,607. Both amounts are included in independent Trustees’ compensation for the year ended January 31, 2010. The liability for deferred retirement benefits payable to

57

Notes to Financial Statements – continued

certain independent Trustees under both Plans amounted to $82,963 at January 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,293 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $4,750, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $487,705,462 and $439,858,715, respectively. Purchases exclude the value of securities acquired in connection with the MFS Floating Rate High Income Fund merger. (See Note 8.)

58

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/10		Year ended 1/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	47,025,836	$130,866,079	39,270,614	$114,346,041
Class B	2,678,743	7,429,638	2,108,924	6,080,678
Class C	4,813,559	13,626,827	2,621,548	7,756,685
Class I	30,232,861	74,607,652	10,454,235	28,461,154
Class R (b)	—	—	8,814	30,815
Class R1	131,950	375,294	135,640	430,416
Former Class R2 (b)	—	—	16,760	59,117
Class R2	731,210	2,119,570	770,913	2,583,947
Class R3	932,482	2,612,548	867,250	2,705,416
Class R4	24,139	56,485	—	—
Class 529A	68,916	198,713	26,934	86,553
Class 529B	35,100	96,558	29,584	96,818
Class 529C	66,625	196,029	15,685	55,574
	86,741,421	$232,185,393	56,326,901	$162,693,214
Shares issued in connection with acquisition of MFS Floating Rate High Income Fund
Class A	17,654,238	$51,197,290	—	$—
Class C	5,697,032	16,578,364	—	—
Class I	940,064	2,726,184	—	—
	24,291,334	$70,501,838	—	$—
Shares issued to shareholders in reinvestment of distributions
Class A	9,615,040	$27,742,145	8,522,508	$25,840,768
Class B	851,877	2,410,812	1,215,842	3,755,641
Class C	974,815	2,847,444	827,066	2,537,042
Class I	7,345,555	21,092,141	6,599,491	19,991,465
Class R (b)	—	—	2,377	8,295
Class R1	31,453	90,313	28,088	84,499
Former Class R2 (b)	—	—	2,439	8,524
Class R2	119,851	344,136	130,775	401,436
Class R3	232,543	666,428	220,194	659,427
Class R4	3,564	10,405	1,532	4,620
Class 529A	20,655	59,377	19,892	60,117
Class 529B	6,601	19,036	5,411	16,298
Class 529C	8,583	25,029	7,407	22,490
	19,210,537	$55,307,266	17,583,022	$53,390,622

59

Notes to Financial Statements – continued

	Year ended 1/31/10		Year ended 1/31/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(55,447,091)	$(153,720,450)	(44,085,754)	$(138,958,043)
Class B	(10,189,357)	(28,591,984)	(13,928,873)	(43,599,676)
Class C	(4,734,529)	(13,827,068)	(7,050,980)	(21,687,544)
Class I	(25,964,933)	(68,364,346)	(14,421,677)	(43,334,484)
Class R (b)	—	—	(216,978)	(770,497)
Class R1	(170,954)	(506,194)	(143,291)	(478,327)
Former Class R2 (b)	—	—	(204,368)	(726,540)
Class R2	(620,978)	(1,739,112)	(1,062,157)	(3,255,693)
Class R3	(1,421,628)	(4,063,180)	(648,871)	(1,987,964)
Class 529A	(58,344)	(157,127)	(51,450)	(163,260)
Class 529B	(18,299)	(47,924)	(21,238)	(64,126)
Class 529C	(22,044)	(62,446)	(24,382)	(71,682)
	(98,648,157)	$(271,079,831)	(81,860,019)	$(255,097,836)
Net change
Class A	18,848,023	$56,085,064	3,707,368	$1,228,766
Class B	(6,658,737)	(18,751,534)	(10,604,107)	(33,763,357)
Class C	6,750,877	19,225,567	(3,602,366)	(11,393,817)
Class I	12,553,547	30,061,631	2,632,049	5,118,135
Class R (b)	—	—	(205,787)	(731,387)
Class R1	(7,551)	(40,587)	20,437	36,588
Former Class R2 (b)	—	—	(185,169)	(658,899)
Class R2	230,083	724,594	(160,469)	(270,310)
Class R3	(256,603)	(784,204)	438,573	1,376,879
Class R4	27,703	66,890	1,532	4,620
Class 529A	31,227	100,963	(4,624)	(16,590)
Class 529B	23,402	67,670	13,757	48,990
Class 529C	53,164	158,612	(1,290)	6,382
	31,595,135	$86,914,666	(7,950,096)	$(39,014,000)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 Shares, respectively.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Conservative Allocation Fund, and MFS Lifetime 2020 Fund were the owners of record of approximately 11%, 10%, 4%, and 1% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, and MFS Lifetime 2030

60

Notes to Financial Statements – continued

Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2010, the fund’s commitment fee and interest expense were $12,267 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	35,243,472	330,513,313	(340,474,165)	25,282,620

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$63,077	$25,282,620

(8)	Acquisitions

At close of business on July 24, 2009, the fund with net assets of $781,080,848, acquired all of the assets and liabilities of MFS Floating Rate High Income Fund. The purpose of the transaction was to provide shareholders of the MFS Floating Rate High Income Fund the opportunity to participate in a larger combined portfolio with an identical investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 24,291,334 shares of the fund (valued at $70,501,838) for all of the assets and liabilities of MFS Floating Rate High Income Fund. MFS

61

Notes to Financial Statements – continued

Floating Rate High Income Fund then distributed the shares of the fund that MFS Floating Rate High Income Fund received from the fund to its shareholders. MFS Floating Rate High Income Fund’s net assets on that date were $70,501,838, including investments valued at $65,831,372 with a cost basis of $69,733,956. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from MFS Floating Rate High Income Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

62

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (the “Fund”) (one of the portfolios comprising MFS Series Trust III) as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund as of January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 22, 2010

63

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust III, which was held on January 28, 2010, the following actions were taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	2,529,220,334.811	53,455,079.624
Lawrence H. Cohn	2,528,787,860.846	53,887,553.589
Maureen R. Goldfarb	2,529,336,917.346	53,338,497.088
David H. Gunning	2,529,682,589.176	52,992,825.259
William R. Gutow	2,529,034,053.902	53,641,360.533
Michael Hegarty	2,529,627,246.364	53,048,168.071
John P. Kavanaugh	2,529,463,862.073	53,211,552.362
Robert J. Manning	2,529,922,880.153	52,752,534.282
Robert C. Pozen	2,529,509,988.090	53,165,426.345
J. Dale Sherratt	2,529,912,329.793	53,763,084.642
Laurie J. Thomsen	2,529,271,338.607	53,404,075.828
Robert W. Uek	2,529,251,760.591	53,423,653.843

64

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

65

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

66

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

67

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

68

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

69

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
John Addeo David Cole

70

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

71

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

72

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® High Yield Opportunities Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

1/31/10

HYO-ANN

LETTER FROM THE CEO

Dear Shareholders:

Most global financial markets, after suffering the biggest declines since the Great Depression, experienced an impressive resurgence during 2009. Despite this turnaround, the U.S. Federal Reserve Board and central banks around the world continued to hold interest rates at historical lows. As most asset prices rebounded in the second half of 2009 and the demand for liquidity waned, the debate over the existence of asset bubbles and the need for monetary policy changes grew louder, creating added uncertainty about the timing and amount of any future interest rate changes.

Even with the significant market gains of 2009, many analysts seem to be predicting one of two likely scenarios for the U.S. economy. More conservative pundits say the recession for large areas of the country will continue to “moderate” — meaning the economy will continue to deteriorate, but at a slower pace. The more optimistic scenario is that a broader recovery will take hold and continue to gain momentum gradually.

Regardless of which recovery scenario plays out, the approximately 15 million Americans who are currently unemployed are almost certain to feel excluded — at least until significant job creation occurs. Meanwhile, an overleveraged global financial system continues to raise doubts about a prolonged upturn. Although progress has been made in recapitalizing U.S. and European banks, financial instability remains the biggest threat to sustainable growth.

While there remains lingering skepticism among many economists, MFS® believes that worldwide markets will stabilize with potential for growth. We are also mindful of the many challenges still facing our global economy, and we want to take this opportunity to remind investors about the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

March 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	6.5%
Gaming & Lodging	6.1%
Broadcasting	5.7%
Energy — Independent	5.6%
Utilities — Electric Power	4.8%

Credit quality of long-term debt securities (a)(r)
AAA	0.8%
AA	0.3%
A	0.6%
BBB	7.4%
BB	24.3%
B	36.1%
CCC	23.2%
CC	2.1%
C	0.6%
D	1.0%
Not Rated	3.6%

Portfolio facts
Average Duration (d)(i)	4.3
Average Effective Maturity (i)(m)	6.6 yrs.
Average Credit Quality of Rated Securities (long-term) (a)(b)	B+

(a)	Includes debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-Sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation and are included in the above credit quality of long-term debt securities table as “Not Rated”, subject to the next sentence. Convertible bonds, currencies, futures, options, swaps, cash, and cash-equivalents are excluded from both the above credit quality of long-term debt securities table and the average credit quality calculation. Average ratings are converted to the S&P scale and are subject to change.

(b)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related securities. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related securities) are excluded from the average credit quality calculation.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from derivative holdings, if applicable. Equivalent Exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

(r)	Percentages are based on the total market value of long-term debt securities as of 1/31/2010.

Percentages are based on net assets as of 1/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2010, Class A shares of the MFS High Yield Opportunities Fund (the “fund”) provided a total return of 49.74%, at net asset value. This compares with a return of 51.15% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Detractors from Performance

Relative to the Barclays Capital U.S. High-Yield Corporate Bond Index, the fund’s lesser exposure to “BB” and “CCC” rated (r) securities detracted from performance. Bonds in these quality segments performed exceptionally well

4

Management Review – continued

over the reporting period as investors appeared to be recovering their appetite for risk in an improving economy.

A lesser exposure to corporate bonds in the industrial sector held back relative returns. A greater exposure to the banking and gaming sectors also hurt.

Security selection was another negative factor for relative returns. Debt holdings of power generation companies NRG Energy, Edison Mission, and Texas Competitive Electric Holdings, hospital operator Community Health Systems, and casino operators MGM Grand and Station Casinos were among the fund’s top relative detractors.

Contributors to Performance

During the reporting period, the fund’s return from yield, which was greater than that of the benchmark, was the principal contributor to relative performance.

A greater exposure to “B” rated securities was another positive factor for relative returns as credit spreads narrowed and lower-quality securities outperformed higher-quality issues over the reporting period.

The fund benefited from its greater exposure to emerging markets debt, particularly to bonds of Russia, Uruguay, Turkey, and Brazil, and to commercial mortgage-backed securities, as both market segments turned in strong performance over the reporting period.

Top individual contributors during the reporting period included the fund’s holdings of flash memory products maker Spansion (h), Spanish-language network television operator Univision Communications, finance company Nuveen Investments, auto maker Ford Motor Company, oil and natural gas company Chaparral Energy, television station operator Local TV LLC, airframe structures manufacturer Vought Aircraft Industries, and used car auction company KAR Holdings.

Respectfully,

John Addeo	David Cole	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(h)	Security was not held in the portfolio at period end.

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used. For securities which are not rated by either of the two agencies, the security is considered Not Rated.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 1/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 1/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	7/01/98	49.74%	4.32%	6.05%	N/A
B	7/01/98	48.59%	3.61%	5.34%	N/A
C	7/01/98	48.77%	3.65%	5.36%	N/A
I	7/01/98	50.02%	4.65%	6.34%	N/A
W	6/02/08	49.72%	N/A	N/A	2.12%
R1	6/02/08	48.59%	N/A	N/A	1.24%
R2	6/02/08	49.30%	N/A	N/A	1.75%
R3	6/02/08	49.75%	N/A	N/A	2.07%
R4	6/02/08	50.11%	N/A	N/A	2.33%
Comparative benchmark
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		51.15%	6.76%	6.90%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		42.63%	3.31%	5.53%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		44.59%	3.34%	5.34%	N/A
C With CDSC (1% for 12 months) (x)		47.77%	3.65%	5.36%	N/A

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

8

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2009 through January 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2009 through January 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/09	Ending Account Value 1/31/10	Expenses Paid During Period (p) 8/01/09-1/31/10
A	Actual	0.95%	$1,000.00	$1,165.68	$5.19
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
B	Actual	1.70%	$1,000.00	$1,159.05	$9.25
	Hypothetical (h)	1.70%	$1,000.00	$1,016.64	$8.64
C	Actual	1.70%	$1,000.00	$1,161.69	$9.26
	Hypothetical (h)	1.70%	$1,000.00	$1,016.64	$8.64
I	Actual	0.70%	$1,000.00	$1,166.85	$3.82
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
W	Actual	0.80%	$1,000.00	$1,164.56	$4.36
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.70%	$1,000.00	$1,159.05	$9.25
	Hypothetical (h)	1.70%	$1,000.00	$1,016.64	$8.64
R2	Actual	1.20%	$1,000.00	$1,161.85	$6.54
	Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11
R3	Actual	0.95%	$1,000.00	$1,165.66	$5.19
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
R4	Actual	0.70%	$1,000.00	$1,167.11	$3.82
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

1/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 89.7%
Issuer	Shares/Par	Value ($)

Aerospace - 0.8%
Bombardier, Inc., 6.3%, 2014 (n)	$825,000	$829,124
Bombardier, Inc., 7.45%, 2034 (z)	315,000	289,012
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	2,062,000	1,417,624
Spirit AeroSystems Holdings, Inc., 7.5%, 2017 (n)	600,000	604,499
Vought Aircraft Industries, Inc., 8%, 2011	940,000	932,949

		$4,073,208
Airlines - 1.3%
American Airlines Pass-Through Trust, 6.817%, 2011	$1,690,000	$1,668,874
AMR Corp., 7.858%, 2011	790,000	795,924
Continental Airlines, Inc., 7.339%, 2014	3,604,000	3,432,809
Continental Airlines, Inc., 6.9%, 2017	115,558	110,068
Continental Airlines, Inc., 6.748%, 2017	218,373	203,087
Delta Air Lines, Inc., 7.711%, 2011	620,000	613,799

		$6,824,561
Apparel Manufacturers - 0.2%
Hanes Brand, Inc., 8%, 2016	$390,000	$399,749
Levi Strauss & Co., 9.75%, 2015	825,000	862,124
Propex Fabrics, Inc., 10%, 2012 (d)	3,605,000	1,803

		$1,263,676
Asset Backed & Securitized - 2.3%
Anthracite Ltd., CDO, 6%, 2037 (z)	$1,500,000	$75,000
Arbor Realty Mortgage Securities, CDO, FRN, 2.549%, 2038 (z)	1,209,166	48,367
ARCap REIT, Inc., CDO, “H”, 6.08%, 2045 (z)	1,025,662	38,462
Babson Ltd., CLO, “D”, FRN, 1.751%, 2018 (n)	1,005,000	570,338
Banc of America Commercial Mortgage, Inc., FRN, 5.811%, 2017	868,209	689,600
Banc of America Commercial Mortgage, Inc., FRN, 6.21%, 2018 (z)	3,830,049	986,326
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017	2,500,000	481,577
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	834,050	648,999
Crest Ltd., CDO, 7%, 2040	993,500	49,675
Falcon Franchise Loan LLC, FRN, 3.67%, 2025 (i)(z)	1,386,371	96,907
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.745%, 2049	1,607,194	497,004
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049	2,453,353	711,374

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Asset Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.746%, 2049		$6,734,569	$1,776,544
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.061%, 2051		1,390,000	441,187
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.002%, 2030 (i)		1,492,265	45,075
Merrill Lynch Mortgage Trust, FRN, 5.828%, 2050		1,390,000	388,655
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.204%, 2049		2,831,056	2,220,691
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050		725,000	490,929
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050		1,535,000	1,324,383
Morgan Stanley Capital I, Inc., 1.269%, 2039 (i)(z)		4,303,464	68,382
Preferred Term Securities XII Ltd., CDO, 0%, 2033 (a)(e)(z)		1,775,000	355
Preferred Term Securities XVI Ltd., CDO, 0%, 2035 (a)(e)(z)		3,250,000	325
Preferred Term Securities XVII Ltd., CDO, 0%, 2035 (a)(e)(z)		1,813,000	181
Wachovia Bank Commercial Mortgage Trust, FRN, 5.693%, 2047		1,607,503	301,491
Wachovia Bank Commercial Mortgage Trust, FRN, 5.752%, 2047		1,014,976	166,412

			$12,118,239
Automotive - 2.5%
Accuride Corp., 8.5%, 2015 (d)		$790,000	$720,875
Allison Transmission, Inc., 11%, 2015 (n)		2,470,000	2,605,849
Allison Transmission, Inc., 11.25%, 2015 (n)(p)		832,100	875,784
FCE Bank PLC, 7.125%, 2012	EUR	2,200,000	3,035,048
Ford Motor Credit Co. LLC, 12%, 2015		$4,026,000	4,623,333
Goodyear Tire & Rubber Co., 9%, 2015		1,285,000	1,323,549
Goodyear Tire & Rubber Co., 10.5%, 2016		335,000	363,474

			$13,547,912
Basic Industry - 0.0%
TriMas Corp., 9.75%, 2017 (n)		$265,000	$264,337

Broadcasting - 4.9%
Allbritton Communications Co., 7.75%, 2012		$1,992,000	$1,977,059
Bonten Media Acquisition Co., 9%, 2015 (p)(z)		2,815,684	1,022,679
Inmarsat Finance PLC, 7.375%, 2017 (n)		970,000	995,462
Intelsat Jackson Holdings Ltd., 9.5%, 2016		2,630,000	2,774,648
Lamar Media Corp., 6.625%, 2015		1,415,000	1,361,936
Lamar Media Corp., “C”, 6.625%, 2015		1,025,000	976,312
LBI Media Holdings, Inc., 11%, 2013		3,825,000	2,907,000

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Broadcasting - continued
LBI Media, Inc., 8.5%, 2017 (z)	$1,420,000	$1,207,000
LIN TV Corp., 6.5%, 2013	1,780,000	1,699,900
Local TV Finance LLC, 9.25%, 2015 (p)(z)	3,279,937	1,735,632
Newport Television LLC, 13%, 2017 (n)(p)	3,196,281	1,493,594
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)	2,456,701	1,964,746
Nexstar Broadcasting Group, Inc., 7%, 2014	811,000	648,800
Salem Communications Corp., 9.625%, 2016 (n)	465,000	490,575
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	725,000	746,750
Univision Communications, Inc., 12%, 2014 (n)	705,000	761,400
Univision Communications, Inc., 10.5%, 2015 (n)(p)	3,925,825	3,296,712
Young Broadcasting, Inc., 8.75%, 2014 (d)	4,595,000	32,165

		$26,092,370
Brokerage & Asset Managers - 0.6%
Janus Capital Group, Inc., 6.95%, 2017	$2,075,000	$2,054,312
Nuveen Investments, Inc., 10.5%, 2015	1,400,000	1,295,000

		$3,349,312
Building - 2.3%
Associated Materials, Inc., 11.25%, 2014	$2,140,000	$2,140,000
Building Materials Corp. of America, 7.75%, 2014	1,180,000	1,225,725
CEMEX Finance Europe B.V., 9.625%, 2017 (n)	EUR835,000	1,175,093
CEMEX Finance LLC, 9.5%, 2016 (n)	$1,327,000	1,350,223
Norcraft Cos., LP, 10.5%, 2015 (n)	525,000	546,000
Nortek, Inc., 11%, 2013	2,410,666	2,531,199
Owens Corning, 9%, 2019	935,000	1,074,963
Ply Gem Industries, Inc., 11.75%, 2013	875,000	890,313
Ply Gem Industries, Inc., 13.125%, 2014 (z)	1,065,000	1,065,000
USG Corp., 9.75%, 2014 (n)	135,000	143,100

		$12,141,616
Business Services - 1.9%
First Data Corp., 9.875%, 2015	$3,315,000	$2,958,638
First Data Corp., 11.25%, 2016	1,970,000	1,644,950
Iron Mountain, Inc., 6.625%, 2016	1,420,000	1,377,400
SunGard Data Systems, Inc., 9.125%, 2013	455,000	462,963
SunGard Data Systems, Inc., 10.25%, 2015	2,758,000	2,861,425
Terremark Worldwide, Inc., 12%, 2017 (n)	625,000	692,188

		$9,997,564

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - 2.8%
CCO Holdings LLC, 8.75%, 2013	$4,045,000	$4,100,619
Charter Communications Holding Co., LLC, 8.375%, 2014 (n)	1,075,000	1,093,813
Charter Communications Holding Co., LLC, 10.875%, 2014 (n)	870,000	974,400
CSC Holdings, Inc., 8.5%, 2014 (n)	540,000	572,400
CSC Holdings, Inc., 8.5%, 2015 (n)	1,090,000	1,152,675
DIRECTV Holdings LLC, 7.625%, 2016	1,280,000	1,401,600
Mediacom LLC, 9.125%, 2019 (n)	700,000	700,000
Videotron LTEE, 6.875%, 2014	835,000	830,825
Virgin Media Finance PLC, 9.125%, 2016	3,244,000	3,373,760
Virgin Media Finance PLC, 9.5%, 2016	700,000	742,000

		$14,942,092
Chemicals - 2.6%
Ashland, Inc., 9.125%, 2017 (n)	$1,750,000	$1,907,500
Hexion Finance Escrow LLC, 8.875%, 2018 (z)	1,055,000	1,016,756
Hexion Specialty Chemicals, Inc., 9.75%, 2014	1,730,000	1,673,775
Huntsman International LLC, 5.5%, 2016 (n)	960,000	837,600
Innophos Holdings, Inc., 8.875%, 2014	1,780,000	1,815,600
Lumena Resources Corp., 12%, 2014 (n)	2,519,000	2,217,487
Momentive Performance Materials, Inc., 12.5%, 2014 (n)	1,747,000	1,956,640
Momentive Performance Materials, Inc., 11.5%, 2016	1,815,000	1,574,513
Nalco Co., 8.875%, 2013	980,000	1,006,950

		$14,006,821
Computer Software - Systems - 0.3%
DuPont Fabros Technology, Inc., 8.5%, 2017 (n)	$1,310,000	$1,342,750

Construction - 0.2%
Lennar Corp., 12.25%, 2017	$605,000	$738,100
Urbi Desarrollos Urbanos S.A. de C.V., 9.5%, 2020 (z)	265,000	267,650

		$1,005,750
Consumer Products - 0.7%
ACCO Brands Corp., 10.625%, 2015 (n)	$180,000	$197,100
ACCO Brands Corp., 7.625%, 2015	610,000	571,875
Jarden Corp., 7.5%, 2017	1,650,000	1,658,250
Libbey Glass, Inc., 10%, 2015 (z)	230,000	232,875
Scotts Miracle-Gro Co., 7.25%, 2018	325,000	330,688
Visant Holding Corp., 8.75%, 2013	970,000	994,250

		$3,985,038

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Services - 1.4%
Grupo Posadas S.A. de C.V., 9.25%, 2015 (z)	$155,000	$158,875
KAR Holdings, Inc., 10%, 2015	1,620,000	1,717,200
KAR Holdings, Inc., FRN, 4.248%, 2014	815,000	753,875
Service Corp. International, 7%, 2017	2,870,000	2,834,125
Ticketmaster Entertainment, Inc., 10.75%, 2016	1,885,000	2,059,363

		$7,523,438
Containers - 1.3%
Crown Americas LLC, 7.625%, 2013	$582,000	$600,188
Graham Packaging Holdings Co., 9.875%, 2014	3,720,000	3,826,950
Greif, Inc., 6.75%, 2017	685,000	673,013
Owens-Illinois, Inc., 7.375%, 2016	1,285,000	1,336,400
Reynolds Group, 7.75%, 2016 (n)	600,000	604,500

		$7,041,051
Electronics - 0.7%
Avago Technologies Ltd., 11.875%, 2015	$1,065,000	$1,179,488
Freescale Semiconductor, Inc., 8.875%, 2014	2,650,000	2,358,500

		$3,537,988
Emerging Market Quasi-Sovereign - 4.1%
Banco do Brasil (Cayman Branch), 6%, 2020 (z)	$239,000	$237,586
BNDES Participacoes S.A., 6.5%, 2019 (n)	760,000	792,300
Ecopetrol S.A., 7.625%, 2019	547,000	592,128
ELETROBRAS S.A., 6.875%, 2019 (n)	124,000	129,270
Export-Import Bank of Korea, 5.875%, 2015	619,000	664,637
Gaz Capital S.A., 8.125%, 2014 (n)	1,920,000	2,085,600
KazMunaiGaz Finance B.V., 8.375%, 2013 (n)	509,000	553,538
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	1,263,000	1,556,648
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	914,000	1,047,673
Majapahit Holding B.V., 7.75%, 2016 (n)	309,000	329,085
Majapahit Holding B.V., 7.25%, 2017 (n)	723,000	744,690
Majapahit Holding B.V., 8%, 2019 (n)	112,000	118,720
Majapahit Holding B.V., 7.75%, 2020 (n)	1,268,000	1,312,380
OAO Gazprom, 9.625%, 2013	1,340,000	1,497,450
Pemex Project Funding Master Trust, 5.75%, 2018	1,708,000	1,717,876
Pemex Project Funding Master Trust, 6.625%, 2035	191,000	177,675
Petrobras International Finance Co., 7.875%, 2019	1,185,000	1,343,708
Petrobras International Finance Co., 6.875%, 2040	216,000	217,252
Petroleos de Venezuela S.A., 5.25%, 2017	3,298,000	1,995,290
Petroleos Mexicanos, 6%, 2020 (z)	706,000	697,443
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	221,000	249,178
Petróleos Mexicanos, 8%, 2019	1,062,000	1,210,680

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - continued
Qtel International Finance Ltd., 6.5%, 2014 (n)	$156,000	$169,559
Qtel International Finance Ltd., 7.875%, 2019	151,000	171,731
Qtel International Finance Ltd., 7.875%, 2019 (n)	682,000	775,633
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	256,000	280,328
RSHB Capital S.A., 7.125%, 2014	1,038,000	1,106,923
Russian Agricultural Bank, 7.125%, 2014 (n)	200,000	213,280

		$21,988,261
Emerging Market Sovereign - 4.2%
Republic of Argentina, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038	$2,094,000	$696,255
Republic of Argentina, FRN, 0.943%, 2012	1,595,925	1,368,240
Republic of Colombia, 7.375%, 2019	473,000	528,578
Republic of Colombia, 7.375%, 2037	892,000	947,750
Republic of Colombia, 6.125%, 2041	2,592,000	2,332,800
Republic of Croatia, 6.75%, 2019 (n)	345,000	365,451
Republic of El Salvador, 7.375%, 2019 (n)	142,000	149,455
Republic of El Salvador, 8.25%, 2032	875,000	930,781
Republic of Hungary, 6.25%, 2020	357,000	358,075
Republic of Indonesia, 6.875%, 2018 (n)	675,000	732,375
Republic of Indonesia, 5.875%, 2020 (z)	1,048,000	1,062,410
Republic of Peru, 7.125%, 2019	270,000	305,100
Republic of Peru, 7.35%, 2025	333,000	372,128
Republic of Peru, 6.55%, 2037	860,000	864,300
Republic of Philippines, 6.5%, 2020	198,000	209,385
Republic of Philippines, 6.5%, 2020	158,000	167,085
Republic of Philippines, 9.5%, 2030	234,000	302,445
Republic of Philippines, 7.75%, 2031	346,000	381,465
Republic of Philippines, 6.375%, 2034	1,357,000	1,278,973
Republic of Turkey, 7.5%, 2017	159,000	179,670
Republic of Turkey, 7%, 2019	883,000	962,470
Republic of Turkey, 6.875%, 2036	2,843,000	2,821,678
Republic of Ukraine, 6.385%, 2012	560,000	520,856
Republic of Uruguay, 8%, 2022	2,331,000	2,665,499
Republic of Uruguay, 6.875%, 2025	123,000	128,535
Republic of Uruguay, 7.625%, 2036	236,000	254,290
Republic of Venezuela, 7%, 2018	824,000	552,080
Republic of Vietnam, 6.75%, 2020 (z)	190,000	190,713
State of Qatar, 4%, 2015 (n)	328,000	328,410
State of Qatar, 5.25%, 2020 (n)	412,000	413,545

		$22,370,797

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - 5.5%
Berry Petroleum Co., 10.25%, 2014	$880,000	$963,600
Chaparral Energy, Inc., 8.875%, 2017	1,665,000	1,448,550
Chesapeake Energy Corp., 9.5%, 2015	130,000	141,700
Chesapeake Energy Corp., 6.375%, 2015	2,955,000	2,895,900
Forest Oil Corp., 8.5%, 2014	750,000	787,500
Forest Oil Corp., 7.25%, 2019	230,000	231,150
Hilcorp Energy I LP, 9%, 2016 (n)	2,125,000	2,204,688
Mariner Energy, Inc., 8%, 2017	1,300,000	1,270,750
McMoRan Exploration Co., 11.875%, 2014	1,615,000	1,760,350
Newfield Exploration Co., 6.625%, 2016	525,000	525,000
OPTI Canada, Inc., 8.25%, 2014	2,025,000	1,782,000
Penn Virginia Corp., 10.375%, 2016	1,650,000	1,817,063
Petrohawk Energy Corp., 10.5%, 2014	575,000	635,375
Pioneer Natural Resources Co., 6.875%, 2018	1,340,000	1,316,405
Pioneer Natural Resources Co., 7.5%, 2020	930,000	944,317
Plains Exploration & Production Co., 7%, 2017	2,700,000	2,662,875
Quicksilver Resources, Inc., 8.25%, 2015	2,170,000	2,235,100
Range Resources Corp., 8%, 2019	1,505,000	1,602,825
SandRidge Energy, Inc., 9.875%, 2016 (n)	450,000	478,125
SandRidge Energy, Inc., 8%, 2018 (n)	2,070,000	2,059,650
Southwestern Energy Co., 7.5%, 2018	1,335,000	1,421,775

		$29,184,698
Energy - Integrated - 0.6%
CCL Finance Ltd., 9.5%, 2014 (n)	$1,580,000	$1,682,700
Listrindo Capital B.V., 9.25%, 2015 (z)	143,000	146,934
Pacific Rubiales Energy Corp., 8.75%, 2016 (n)	975,000	1,014,000
TNK-BP Finance S.A., 6.25%, 2015 (z)	123,000	122,419
TNK-BP Finance S.A., 7.25%, 2020 (z)	151,000	149,641

		$3,115,694
Entertainment - 0.8%
AMC Entertainment, Inc., 11%, 2016	$1,240,000	$1,333,000
AMC Entertainment, Inc., 8.75%, 2019	2,000,000	2,070,000
Cinemark USA, Inc., 8.625%, 2019	1,000,000	1,042,500

		$4,445,500
Financial Institutions - 2.5%
CIT Group, Inc., 7%, 2017	$2,175,000	$1,854,188
GMAC, Inc., 6.875%, 2011	1,601,000	1,601,000
GMAC, Inc., 7%, 2012	835,000	828,738
GMAC, Inc., 6.75%, 2014	2,800,000	2,723,000
GMAC, Inc., 8%, 2031	2,468,000	2,363,110

18

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Financial Institutions - continued
International Lease Finance Corp., 5.625%, 2013		$4,480,000	$3,686,359

			$13,056,395
Food & Beverages - 1.8%
ARAMARK Corp., 8.5%, 2015		$1,070,000	$1,072,675
B&G Foods, Inc., 7.625%, 2018		530,000	535,300
BFF International Ltd., 7.25%, 2020 (z)		324,000	320,355
CEDC Finance Corp. International, Inc., 9.125%, 2016 (n)		453,000	475,650
Dean Foods Co., 7%, 2016		1,485,000	1,447,875
Del Monte Foods Co., 6.75%, 2015		2,180,000	2,229,050
Independencia International, 9.875%, 2015 (d)(n)		568,000	149,100
Michael Foods, Inc., 8%, 2013		1,400,000	1,429,750
Pinnacle Foods Finance LLC, 9.25%, 2015		1,670,000	1,678,350

			$9,338,105
Forest & Paper Products - 2.8%
Abitibi-Consolidated, Inc., 7.4%, 2018 (d)		$1,870,000	$402,050
Cascades, Inc., 7.75%, 2017 (n)		875,000	892,500
Cellu Tissue Holdings, Inc., 11.5%, 2014		1,820,000	2,020,200
Fibria, 9.25%, 2019 (n)		629,000	702,908
Georgia-Pacific Corp., 7.125%, 2017 (n)		835,000	855,875
Georgia-Pacific Corp., 8%, 2024		1,335,000	1,388,400
Georgia-Pacific Corp., 7.25%, 2028		405,000	390,825
Graphic Packaging International Corp., 9.5%, 2013		1,225,000	1,258,688
Jefferson Smurfit Corp., 8.25%, 2012 (d)		510,000	425,850
JSG Funding PLC, 7.75%, 2015		1,365,000	1,330,875
Millar Western Forest Products Ltd., 7.75%, 2013		4,965,000	4,021,650
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	900,000	1,241,611

			$14,931,432
Gaming & Lodging - 5.4%
Ameristar Casinos, Inc., 9.25%, 2014 (n)		$700,000	$722,750
Boyd Gaming Corp., 6.75%, 2014		1,835,000	1,697,375
Firekeepers Development Authority, 13.875%, 2015 (n)		2,355,000	2,696,475
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		3,510,000	35,100
Harrah’s Operating Co., Inc., 11.25%, 2017		1,040,000	1,105,000
Harrah’s Operating Co., Inc., 10%, 2018		679,000	539,805
Harrah’s Operating Co., Inc., 10%, 2018		4,151,000	3,300,045
Host Hotels & Resorts, Inc., 7.125%, 2013		895,000	901,713
Host Hotels & Resorts, Inc., 6.75%, 2016		1,505,000	1,471,138
Host Hotels & Resorts, Inc., 9%, 2017 (n)		650,000	695,500
MGM Mirage, 6.75%, 2013		2,110,000	1,920,100
MGM Mirage, 10.375%, 2014 (n)		260,000	285,350

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - continued
MGM Mirage, 7.5%, 2016	$1,115,000	$931,025
MGM Mirage, 11.125%, 2017 (n)	640,000	720,000
MGM Mirage, 11.375%, 2018 (n)	580,000	548,100
MTR Gaming Group, Inc., 9%, 2012	970,000	795,400
Newland International Properties Corp., 9.5%, 2014 (n)	1,948,000	1,753,200
Penn National Gaming, Inc., 8.75%, 2019 (n)	1,340,000	1,366,800
Pinnacle Entertainment, Inc., 7.5%, 2015	2,405,000	2,224,625
Royal Caribbean Cruises Ltd., 7%, 2013	970,000	962,725
Royal Caribbean Cruises Ltd., 11.875%, 2015	1,010,000	1,179,175
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	600,000	598,500
Station Casinos, Inc., 6%, 2012 (d)	2,359,000	401,030
Station Casinos, Inc., 6.5%, 2014 (d)	3,810,000	19,050
Station Casinos, Inc., 6.875%, 2016 (d)	6,275,000	31,375
Station Casinos, Inc., 7.75%, 2016 (d)	821,000	145,728
Wyndham Worldwide Corp., 6%, 2016	1,555,000	1,505,629

		$28,552,713
Industrial - 1.0%
Altra Holdings, Inc., 8.125%, 2016 (n)	$900,000	$929,250
Aquilex Corp., 11.125%, 2016 (n)	1,065,000	1,107,600
Baldor Electric Co., 8.625%, 2017	1,095,000	1,114,163
Great Lakes Dredge & Dock Corp., 7.75%, 2013	1,080,000	1,080,000
Johnsondiversey Holdings, Inc., 8.25%, 2019 (n)	910,000	944,125

		$5,175,138
Insurance - 0.8%
ING Groep N.V., 5.775% to 2015, FRN to 2049	$2,825,000	$2,222,851
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	1,600,000	1,792,000

		$4,014,851
Insurance - Property & Casualty - 1.2%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$1,560,000	$1,716,000
USI Holdings Corp., 9.75%, 2015 (z)	4,015,000	3,723,913
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (z)	1,230,000	1,107,000

		$6,546,913
Machinery & Tools - 0.3%
Rental Service Corp., 9.5%, 2014	$1,630,000	$1,650,375

Major Banks - 1.4%
Bank of America Corp., 8% to 2018, FRN to 2059	$3,060,000	$2,905,317
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	3,795,000	3,887,256

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Royal Bank of Scotland Group PLC, FRN, 7.648%, 2049	$820,000	$638,690

		$7,431,263
Medical & Health Technology & Services - 6.4%
Biomet, Inc., 11.625%, 2017	$2,800,000	$3,080,000
Community Health Systems, Inc., 8.875%, 2015	2,820,000	2,915,175
Cooper Cos., Inc., 7.125%, 2015	320,000	314,400
DaVita, Inc., 6.625%, 2013	748,000	749,870
DaVita, Inc., 7.25%, 2015	1,641,000	1,643,051
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	1,265,000	1,416,800
HCA, Inc., 9%, 2014	4,680,000	4,668,417
HCA, Inc., 6.375%, 2015	2,325,000	2,144,813
HCA, Inc., 9.25%, 2016	925,000	975,875
HCA, Inc., 8.5%, 2019 (n)	1,085,000	1,147,388
HealthSouth Corp., 8.125%, 2020	1,955,000	1,915,900
Psychiatric Solutions, Inc., 7.75%, 2015 (n)	260,000	242,450
Psychiatric Solutions, Inc., 7.75%, 2015	1,005,000	962,288
Surgical Care Affiliates, Inc., 10%, 2017 (n)	2,815,000	2,772,775
Tenet Healthcare Corp., 9.25%, 2015	1,450,000	1,500,750
U.S. Oncology, Inc., 10.75%, 2014	1,615,000	1,683,638
United Surgical Partners International, Inc., 8.875%, 2017	395,000	405,863
United Surgical Partners International, Inc., 9.25%, 2017 (p)	625,000	650,781
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,910,000	1,867,025
Universal Hospital Services, Inc., FRN, 3.859%, 2015	590,000	504,450
VWR Funding, Inc., 10.25%, 2015 (p)	2,529,719	2,643,556

		$34,205,265
Metals & Mining - 2.5%
Arch Western Finance LLC, 6.75%, 2013	$1,210,000	$1,197,900
Bumi Capital Pte Ltd., 12%, 2016 (n)	1,425,000	1,464,188
Cloud Peak Energy, Inc., 8.25%, 2017 (n)	1,090,000	1,117,250
Cloud Peak Energy, Inc., 8.5%, 2019 (n)	1,090,000	1,133,600
FMG Finance Ltd., 10.625%, 2016 (n)	1,615,000	1,828,988
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	2,855,000	3,104,813
Freeport-McMoRan Copper & Gold, Inc., FRN, 3.881%, 2015	934,000	928,826
Gerdau Holdings, Inc., 7%, 2020 (n)	485,000	487,425
Peabody Energy Corp., 5.875%, 2016	10,000	9,800
Peabody Energy Corp., 7.375%, 2016	1,640,000	1,742,500
Vale Overseas Ltd., 6.875%, 2039	505,000	515,672

		$13,530,962
Natural Gas - Distribution - 0.3%
AmeriGas Partners LP, 7.125%, 2016	$1,515,000	$1,533,938

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - 1.3%
Atlas Pipeline Partners LP, 8.125%, 2015	$1,345,000	$1,244,125
Atlas Pipeline Partners LP, 8.75%, 2018	1,655,000	1,530,875
El Paso Corp., 8.25%, 2016	1,230,000	1,325,325
El Paso Corp., 7%, 2017	670,000	685,012
El Paso Corp., 7.75%, 2032	670,000	665,905
MarkWest Energy Partners LP, 6.875%, 2014	1,280,000	1,254,400
MarkWest Energy Partners LP, 8.75%, 2018	300,000	312,000

		$7,017,642
Network & Telecom - 2.3%
Axtel S.A.B. de C.V., 9%, 2019 (n)	$159,000	$163,373
Cincinnati Bell, Inc., 8.375%, 2014	3,155,000	3,178,663
Citizens Communications Co., 9%, 2031	540,000	534,600
Global Village Telecom Finance LLC, 12%, 2011 (n)	455,000	466,375
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	2,037,000	2,169,405
Qwest Communications International, Inc., 8%, 2015 (n)	605,000	626,175
Qwest Communications International, Inc., 7.125%, 2018 (z)	1,320,000	1,287,000
Qwest Corp., 8.375%, 2016	646,000	707,370
Telemar Norte Leste S.A., 9.5%, 2019 (n)	942,000	1,120,980
Windstream Corp., 8.625%, 2016	2,175,000	2,232,094

		$12,486,035
Oil Services - 0.8%
Allis-Chalmers Energy, Inc., 8.5%, 2017	$1,235,000	$1,111,500
Basic Energy Services, Inc., 7.125%, 2016	480,000	412,800
Expro Finance Luxembourg, 8.5%, 2016 (n)	400,000	398,000
McJunkin Red Man Holding Corp., 9.5%, 2016 (z)	685,000	683,288
Trico Shipping A.S., 11.875%, 2014 (n)	1,350,000	1,417,500

		$4,023,088
Oils - 0.2%
Holly Corp., 9.875%, 2017 (n)	$485,000	$514,100
Petroplus Holdings AG, 9.375%, 2019 (n)	605,000	598,950

		$1,113,050
Other Banks & Diversified Financials - 1.0%
Banco BMG S.A., 9.95%, 2019 (n)	$1,539,000	$1,619,808
Banco Votorantim, 7.375%, 2020 (z)	389,000	394,349
Capital One Financial Corp., 10.25%, 2039	780,000	892,951
Credit Acceptance Corp., 9.125%, 2017 (z)	805,000	793,931
LBG Capital No. 1 PLC, 7.875%, 2020 (z)	1,470,000	1,293,600
Woori America Bank, 7%, 2015 (n)	152,000	167,353

		$5,161,992

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Precious Metals & Minerals - 0.7%
Teck Resources Ltd., 9.75%, 2014	$655,000	$748,338
Teck Resources Ltd., 10.25%, 2016	350,000	399,875
Teck Resources Ltd., 10.75%, 2019	2,140,000	2,519,850

		$3,668,063
Printing & Publishing - 1.4%
American Media Operations, Inc., 9%, 2013 (p)(z)	$249,916	$157,010
American Media Operations, Inc., 14%, 2013 (p)(z)	2,671,569	1,644,277
Morris Publishing, 7%, 2013 (d)	2,470,000	830,538
Nielsen Finance LLC, 10%, 2014	1,810,000	1,882,400
Nielsen Finance LLC, 11.5%, 2016	1,010,000	1,131,200
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	1,456,000	1,332,240
Tribune Co., 5.25%, 2015 (d)	1,240,000	347,200

		$7,324,865
Railroad & Shipping - 0.2%
Kansas City Southern Railway, 8%, 2015	$750,000	$771,563
TFM S.A. de C.V., 9.375%, 2012	396,000	405,900

		$1,177,463
Real Estate - 0.3%
CB Richard Ellis Group, Inc., 11.625%, 2017	$1,205,000	$1,355,625

Retailers - 2.9%
Couche-Tard, Inc., 7.5%, 2013	$635,000	$642,938
Dollar General Corp., 11.875%, 2017 (p)	628,000	722,200
Federated Retail Holdings, Inc., 5.9%, 2016	1,615,000	1,542,325
General Nutrition Centers, Inc., FRN, 5.178%, 2014 (p)	2,345,000	2,174,988
Limited Brands, Inc., 5.25%, 2014	1,170,000	1,129,050
Limited Brands, Inc., 6.95%, 2033	540,000	467,100
Macy’s Retail Holdings, Inc., 5.75%, 2014	1,210,000	1,213,025
Neiman Marcus Group, Inc., 10.375%, 2015	2,650,000	2,597,000
Sally Beauty Holdings, Inc., 10.5%, 2016	1,590,000	1,701,300
Toys “R” Us, Inc., 7.625%, 2011	550,000	567,875
Toys “R” Us, Inc., 10.75%, 2017 (n)	1,460,000	1,616,950
Toys “R” Us, Inc., 8.5%, 2017 (n)	835,000	860,050

		$15,234,801
Specialty Stores - 0.3%
Payless ShoeSource, Inc., 8.25%, 2013	$1,808,000	$1,846,420

Supermarkets - 0.2%
SUPERVALU, Inc., 8%, 2016	$860,000	$860,000

23

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Supranational - 0.0%
Eurasian Development Bank, 7.375%, 2014 (n)		$103,000	$109,180

Telecommunications - Wireless - 3.3%
Alestra S.A. de R.L. de C.V., 11.75%, 2014 (n)		$169,000	$190,125
Cricket Communications, Inc., 7.75%, 2016		1,000,000	1,006,250
Crown Castle International Corp., 9%, 2015		855,000	926,606
Crown Castle International Corp., 7.75%, 2017 (n)		665,000	716,538
Crown Castle International Corp., 7.125%, 2019		2,400,000	2,382,000
Digicel Group Ltd., 12%, 2014 (n)		362,000	401,820
Digicel Group Ltd., 8.25%, 2017 (n)		1,450,000	1,402,875
Net Servicos de Comunicacao S.A., 7.5%, 2020 (n)		722,000	732,830
Nextel Communications, Inc., 6.875%, 2013		1,530,000	1,426,725
NII Holdings, Inc., 10%, 2016 (n)		1,200,000	1,254,000
SBA Communications Corp., 8.25%, 2019 (n)		405,000	425,250
Sprint Nextel Corp., 8.375%, 2017		1,785,000	1,740,375
Sprint Nextel Corp., 8.75%, 2032		650,000	585,000
Wind Acquisition Finance S.A., 12%, 2015 (n)		3,930,000	4,234,575

			$17,424,969
Telephone Services - 0.3%
Frontier Communications Corp., 8.125%, 2018		$1,480,000	$1,491,100

Tobacco - 0.2%
Alliance One International, Inc., 10%, 2016 (n)		$1,175,000	$1,245,500

Transportation - 0.0%
Peru Enhanced Pass-Through Trust, 0%, 2018 (n)		$310,265	$239,679

Transportation - Services - 1.4%
Commercial Barge Line Co., 12.5%, 2017		$1,940,000	$2,022,450
Eurocar Groupe S.A., FRN, 4.214%, 2013 (n)	EUR	1,560,000	1,892,573
Hertz Corp., 8.875%, 2014		$2,045,000	2,060,338
Navios Maritime Holdings, Inc., 8.875%, 2017 (n)		1,345,000	1,392,075

			$7,367,436
Utilities - Electric Power - 4.5%
AES Corp., 8%, 2017		$2,950,000	$2,972,125
Calpine Corp., 8%, 2016 (n)		1,260,000	1,285,200
Colbun S.A., 6%, 2020 (z)		403,000	402,720
Dynegy Holdings, Inc., 7.5%, 2015		1,450,000	1,297,750
Dynegy Holdings, Inc., 7.5%, 2015 (n)		345,000	307,050
Dynegy Holdings, Inc., 7.75%, 2019		115,000	92,000

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
Edison Mission Energy, 7%, 2017	$2,625,000	$2,073,750
Energy Future Holdings, 10%, 2020 (z)	890,000	914,475
Enersis S.A., 7.375%, 2014	709,000	791,275
ISA Capital do Brasil S.A., 8.8%, 2017	909,000	977,175
Mirant Americas Generation LLC, 8.5%, 2021	1,250,000	1,200,000
Mirant North America LLC, 7.375%, 2013	665,000	661,675
NGC Corp. Capital Trust, 8.316%, 2027	1,975,000	1,185,000
NRG Energy, Inc., 7.375%, 2016	4,610,000	4,586,950
Texas Competitive Electric Holdings LLC, 10.25%, 2015	6,575,000	5,144,938

		$23,892,083
Total Bonds (Identified Cost, $503,057,506)		$477,169,014

Floating Rate Loans (g)(r) - 4.5%
Aerospace - 0.2%
Hawker Beechcraft Acquisition Co. LLC, Term Loan B, 10.5%, 2014	$925,809	$869,335

Automotive - 1.3%
Accuride Corp., Term Loan B, 10%, 2012	$243,284	$243,023
Federal Mogul Corp., Term Loan B, 2.16%, 2014	2,160,043	1,827,936
Ford Motor Co., Term Loan B, 3.25%, 2013	5,257,002	4,910,603

		$6,981,562
Broadcasting - 0.6%
Gray Television, Inc., Term Loan B, 3.75%, 2014	$881,684	$808,945
Local TV Finance LLC, Term Loan B, 2.26%, 2013	117,855	102,534
Young Broadcasting, Inc., Term Loan B, 4.75%, 2012 (d)	2,135,540	1,676,399
Young Broadcasting, Inc., Term Loan B-1, 4.75%, 2012 (d)	788,102	618,660

		$3,206,538
Building - 0.4%
Building Materials Corp., Term Loan B, 3%, 2014	$241,797	$235,349
Roofing Supply Group, Inc., Term Loan B, 7.24%, 2013	1,831,183	1,733,521

		$1,968,870
Chemicals - 0.6%
LyondellBasell, Dutch Tranche Revolving Credit Loan, 3.73%, 2014	$49,171	$35,557
LyondellBasell, Dutch Tranche Term Loan A, 3.73%, 2014	111,302	80,486
LyondellBasell, German Term Loan B-1, 3.98%, 2014	141,166	102,082
LyondellBasell, German Term Loan B-2, 3.98%, 2014	141,166	102,082
LyondellBasell, German Term Loan B-3, 3.98%, 2014	141,166	102,082
LyondellBasell, Second Priority DIP Term Loan, 5.79%, 2014 (o)	928,334	970,689
LyondellBasell, Super Priority DIP Term Loan, 9.16%, 2010 (q)	295,941	308,296

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Floating Rate Loans (g)(r) - continued
Chemicals - continued
LyondellBasell, Term Loan B-1, 7%, 2014	$612,560	$442,961
LyondellBasell, Term Loan B-2, 7%, 2014	612,560	442,961
LyondellBasell, Term Loan B-3, 7%, 2014	612,560	442,961
LyondellBasell, U.S. Tranche Revolving Credit Loan, 3.73%, 2014	184,393	133,340
LyondellBasell, U.S. Tranche Term Loan A, 3.76%, 2014	351,320	254,050

		$3,417,547
Gaming & Lodging - 0.5%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014	$5,131,694	$752,650
MGM Mirage, Term Loan B, 6%, 2011 (o)	1,085,937	1,044,128
Motorcity Casino, Term Loan B, 8.5%, 2012	860,247	847,702

		$2,644,480
Printing & Publishing - 0.4%
Tribune Co., Term Loan B, 6.5%, 2014 (d)	$3,327,162	$1,896,483

Specialty Stores - 0.3%
Michaels Stores, Inc., Term Loan B, 2.56%, 2013	$740,463	$667,112
Michaels Stores, Inc., Term Loan B-2, 4.81%, 2016	976,354	928,350

		$1,595,462
Utilities - Electric Power - 0.2%
TXU Corp., Term Loan B-3, 3.73%, 2014	$1,630,518	$1,323,664
Total Floating Rate Loans (Identified Cost, $26,818,558)		$23,903,941

Common Stocks - 1.6%
Automotive - 0.0%
Oxford Automotive, Inc. (a)	29	$0

Broadcasting - 0.0%
Supermedia, Inc. (a)	2,018	$73,274

Cable TV - 0.4%
Cablevision Systems Corp. (a)	60,000	$1,254,000
Comcast Corp., “A”	43,600	690,188
Time Warner Cable, Inc.	11,066	482,367

		$2,426,555
Construction - 0.3%
Nortek, Inc. (a)	47,229	$1,841,940

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Containers - 0.1%
Owens-Illinois, Inc. (a)	12,400	$337,528

Energy - Independent - 0.0%
SandRidge Energy, Inc. (a)	490	$4,145

Energy - Integrated - 0.2%
Chevron Corp.	14,100	$1,016,892

Entertainment - 0.1%
Madison Square Garden Inc., “A” (a)	15,000	$294,000

Gaming & Lodging - 0.1%
Ameristar Casinos, Inc.	15,300	$226,593
Pinnacle Entertainment, Inc. (a)	63,100	514,896

		$741,489
Printing & Publishing - 0.2%
American Media, Inc. (a)	45,771	$131,362
Dex One Corp. (a)	17,085	573,382
World Color Press, Inc. (a)	14,241	163,910

		$868,654
Special Products & Services - 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	2,422	$36,330

Telephone Services - 0.2%
Windstream Corp.	88,700	$914,497
Total Common Stocks (Identified Cost, $15,909,097)		$8,555,304

Preferred Stocks - 0.4%
Broadcasting - 0.1%
Spanish Broadcasting Systems, Inc., “B”, 10.75%	2,028	$304,200

Financial Institutions - 0.1%
GMAC, Inc., 7% (z)	1,119	$799,735

Major Banks - 0.2%
Bank of America Corp., 8.63%	44,125	$1,082,828
Total Preferred Stocks (Identified Cost, $3,907,416)		$2,186,763

27

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

Warrants - 0.0%
Printing & Publishing - 0.0%
World Color Press, Inc. (1 share for 1 warrant) (a)	$13.00	8/26/09	8,070	$44,385
World Color Press, Inc. (1 share for 1 warrant) (a)	16.30	8/26/09	8,070	30,668
Total Warrants (Identified Cost, $382,752)				$75,053

Money Market Funds (v) - 1.4%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value			7,088,209	$7,088,209
Total Investments (Identified Cost, $557,163,538)				$518,978,284

Other Assets, Less Liabilities - 2.4%				12,905,078
Net Assets - 100.0%				$531,883,362

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(e)	The rate shown represents a current effective yield, not a coupon rate.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $111,557,967, representing 21.0% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position, including the unfunded loan commitment which has no current coupon rate.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

28

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 9%, 2013	1/30/09-11/02/09	$171,483	$157,010
American Media Operations, Inc., 14%, 2013	1/30/09-11/02/09	1,594,057	1,644,277
Anthracite Ltd., CDO, 6%, 2037	5/14/02	1,299,420	75,000
Arbor Realty Mortgage Securities, CDO, FRN, 2.549%, 2038	12/20/05	1,209,166	48,367
ARCap REIT, Inc., CDO, “H”, 6.08%, 2045	9/21/04	898,428	38,462
BFF International Ltd., 7.25%, 2020	1/21/10	321,174	320,355
Banc of America Commercial Mortgage, Inc., FRN, 6.21%, 2018	6/19/08	2,804,146	986,326
Banco Votorantim, 7.375%, 2020	1/12/10	389,000	394,349
Banco do Brasil (Cayman Branch), 6%, 2020	1/15/10	237,691	237,586
Bombardier, Inc., 7.45%, 2034	1/25/10	292,168	289,012
Bonten Media Acquisition Co., 9%, 2015	5/22/07-12/01/09	2,820,245	1,022,679
Colbun S.A., 6%, 2020	1/14/10	398,870	402,720
Credit Acceptance Corp., 9.125%, 2017	1/25/10	784,835	793,931
Energy Future Holdings, 10%, 2020	1/07/10	903,330	914,475
Falcon Franchise Loan LLC, FRN, 3.67%, 2025	1/29/03	146,504	96,907
GMAC, Inc., 7% (Preferred Stock)	12/29/08	861,630	799,735
Grupo Posadas S.A. de C.V., 9.25%, 2015	1/08/10	153,497	158,875
Hexion Finance Escrow LLC, 8.875%, 2018	1/14/10-1/26/10	1,035,902	1,016,756
LBG Capital No. 1 PLC, 7.875%, 2020	1/08/10-1/12/10	1,323,405	1,293,600
LBI Media, Inc., 8.5%, 2017	7/18/07	1,400,729	1,207,000
Libbey Glass, Inc., 10%, 2015	1/28/10	225,589	232,875
Listrindo Capital B.V., 9.25%, 2015	1/22/10	141,723	146,934
Local TV Finance LLC, 9.25%, 2015	11/09/07-12/15/09	3,194,372	1,735,632
McJunkin Red Man Holding Corp., 9.5%, 2016	1/21/10-1/22/10	695,246	683,288
Morgan Stanley Capital I, Inc., 1.269%, 2039	7/20/04	117,407	68,382
Petroleos Mexicanos, 6%, 2020	1/28/10	697,443	697,443
Ply Gem Industries, Inc., 13.125%, 2014	7/22/08-1/14/09	1,034,815	1,065,000
Preferred Term Securities XII Ltd., CDO, 0%, 2033	1/07/05	1,376,758	355
Preferred Term Securities XVI Ltd., CDO, 0%, 2035	12/08/04-1/25/05	2,573,173	325
Preferred Term Securities XVII Ltd., CDO, 0%, 2035	3/09/05	1,419,521	181

29

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
Qwest Communications International, Inc., 7.125%, 2018	1/07/10-1/08/10	$1,301,151	$1,287,000
Republic of Indonesia, 5.875%, 2020	1/12/10	1,038,007	1,062,410
Republic of Vietnam, 6.75%, 2020	1/25/10	187,296	190,713
TNK-BP Finance S.A., 6.25%, 2015	1/27/10	121,963	122,419
TNK-BP Finance S.A., 7.25%, 2020	1/27/10	148,377	149,641
USI Holdings Corp., 9.75%, 2015	4/26/07-11/28/07	3,922,120	3,723,913
Urbi Desarrollos Urbanos S.A. de C.V., 9.5%, 2020	1/13/10	260,833	267,650
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065	12/16/09-1/05/10	1,098,166	1,107,000
Total Restricted Securities			$24,438,583
% of Net Assets			4.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
DIP	Debtor-in-Possession
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/10

Forward Foreign Currency Exchange Contracts at 1/31/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Barclays Bank PLC	24,000	3/15/10	$35,136	$33,273	$1,863
SELL	EUR	HSBC Bank	1,220,399	3/15/10	1,740,752	1,691,917	48,835
SELL	EUR	UBS AG	3,876,687	3/15/10	5,655,155	5,374,497	280,658

							$331,356

At January 31, 2010, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $550,075,329)	$511,890,075
Underlying funds, at cost and value	7,088,209
Total investments, at value (identified cost, $557,163,538)	$518,978,284
Cash	1,139,842
Foreign currency, at value (identified cost, $33,989)	28,197
Receivables for
Forward foreign currency exchange contracts	331,356
Investments sold	6,418,599
Fund shares sold	1,523,641
Interest	9,925,816
Receivable from investment adviser	91,899
Other assets	7,294
Total assets	$538,444,928
Liabilities
Payables for
Distributions	$1,147,713
Investments purchased	3,886,184
Fund shares reacquired	1,279,657
Payable to affiliates
Investment adviser	37,862
Shareholder servicing costs	130,986
Distribution and service fees	25,626
Administrative services fee	983
Payable for independent Trustees’ compensation	5,229
Accrued expenses and other liabilities	47,326
Total liabilities	$6,561,566
Net assets	$531,883,362
Net assets consist of
Paid-in capital	$676,016,460
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(37,861,776)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(100,883,544)
Accumulated distributions in excess of net investment income	(5,387,778)
Net assets	$531,883,362
Shares of beneficial interest outstanding	88,985,856

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$369,072,917	61,750,942	$5.98
Class B	51,505,523	8,594,467	5.99
Class C	89,929,911	15,071,917	5.97
Class I	20,317,111	3,391,609	5.99
Class W	363,793	60,892	5.97
Class R1	107,002	17,858	5.99
Class R2	113,798	18,988	5.99
Class R3	351,741	58,849	5.98
Class R4	121,566	20,334	5.98

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.28. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

31

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$46,161,160
Dividends	641,640
Dividends from underlying funds	22,775
Foreign taxes withheld	(16,109)
Total investment income	$46,809,466
Expenses
Management fee	$2,958,535
Distribution and service fees	2,010,284
Shareholder servicing costs	639,675
Administrative services fee	86,618
Independent Trustees’ compensation	17,652
Custodian fee	88,242
Shareholder communications	66,761
Auditing fees	69,519
Legal fees	21,224
Miscellaneous	164,411
Total expenses	$6,122,921
Fees paid indirectly	(13,231)
Reduction of expenses by investment adviser	(1,022,008)
Net expenses	$5,087,682
Net investment income	$41,721,784
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(21,499,651)
Swap transactions	(6,287,180)
Foreign currency transactions	(44,324)
Net realized gain (loss) on investments and foreign currency transactions	$(27,831,155)
Change in unrealized appreciation (depreciation)
Investments	$161,439,010
Swap transactions	5,277,344
Translation of assets and liabilities in foreign currencies	(198,044)
Net unrealized gain (loss) on investments and foreign currency translation	$166,518,310
Net realized and unrealized gain (loss) on investments and foreign currency	$138,687,155
Change in net assets from operations	$180,408,939

See Notes to Financial Statements

32

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2010	2009
Change in net assets
From operations
Net investment income	$41,721,784	$51,905,758
Net realized gain (loss) on investments and foreign currency transactions	(27,831,155)	(61,404,311)
Net unrealized gain (loss) on investments and foreign currency translation	166,518,310	(160,957,654)
Change in net assets from operations	$180,408,939	$(170,456,207)
Distributions declared to shareholders
From net investment income	$(44,287,124)	$(53,290,582)
From net realized gain on investments	—	(448,408)
From tax return of capital	(507,895)	—
Total distributions declared to shareholders	$(44,795,019)	$(53,738,990)
Change in net assets from fund share transactions	$9,088,682	$(65,923,727)
Total change in net assets	$144,702,602	$(290,118,924)
Net assets
At beginning of period	387,180,760	677,299,684
At end of period (including accumulated distributions in excess of net investment income of $5,387,778 and undistributed net investment income of $838,433, respectively)	$531,883,362	$387,180,760

See Notes to Financial Statements

33

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$4.42	$6.90		$7.66	$7.40	$7.63
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.57		$0.58	$0.56	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	(2.46)		(0.70)	0.28	(0.16)
Total from investment operations	$2.08	$(1.89)		$(0.12)	$0.84	$0.40
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.59)		$(0.59)	$(0.58)	$(0.59)
From net realized gain on investments	—	(0.00	)(w)	(0.05)	—	(0.04)
From tax return of capital	(0.01)	—		—	—	—
Total distributions declared to shareholders	$(0.52)	$(0.59)		$(0.64)	$(0.58)	$(0.63)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$5.98	$4.42		$6.90	$7.66	$7.40
Total return (%) (r)(s)(t)	49.74	(28.79)		(1.88)	11.89	5.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.24		1.19	1.27	1.29
Expenses after expense reductions (f)	0.93	0.85		0.85	0.85	0.85
Net investment income	9.36	9.54		7.70	7.53	7.51
Portfolio turnover	61	72		79	85	66
Net assets at end of period (000 omitted)	$369,073	$276,917		$458,651	$488,673	$338,568

See Notes to Financial Statements

34

Financial Highlights – continued

Class B	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$4.43	$6.92		$7.68	$7.42	$7.65
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.53		$0.53	$0.52	$0.51
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	(2.47)		(0.70)	0.28	(0.16)
Total from investment operations	$2.04	$(1.94)		$(0.17)	$0.80	$0.35
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.55)		$(0.54)	$(0.54)	$(0.54)
From net realized gain on investments	—	(0.00	)(w)	(0.05)	—	(0.04)
From tax return of capital	(0.01)	—		—	—	—
Total distributions declared to shareholders	$(0.48)	$(0.55)		$(0.59)	$(0.54)	$(0.58)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$5.99	$4.43		$6.92	$7.68	$7.42
Total return (%) (r)(s)(t)	48.59	(29.31)		(2.49)	11.17	4.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.89		1.84	1.92	1.94
Expenses after expense reductions (f)	1.68	1.50		1.50	1.50	1.50
Net investment income	8.64	8.82		7.03	6.91	6.88
Portfolio turnover	61	72		79	85	66
Net assets at end of period (000 omitted)	$51,506	$42,757		$90,330	$124,393	$125,667

See Notes to Financial Statements

35

Financial Highlights – continued

Class C	Years Ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$4.41	$6.89		$7.64	$7.38	$7.61
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.53		$0.53	$0.51	$0.51
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	(2.46)		(0.69)	0.28	(0.16)
Total from investment operations	$2.04	$(1.93)		$(0.16)	$0.79	$0.35
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.55)		$(0.54)	$(0.53)	$(0.54)
From net realized gain on investments	—	(0.00	)(w)	(0.05)	—	(0.04)
From tax return of capital	(0.01)	—		—	—	—
Total distributions declared to shareholders	$(0.48)	$(0.55)		$(0.59)	$(0.53)	$(0.58)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$5.97	$4.41		$6.89	$7.64	$7.38
Total return (%) (r)(s)(t)	48.77	(29.32)		(2.40)	11.19	4.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.90		1.84	1.92	1.94
Expenses after expense reductions (f)	1.68	1.50		1.50	1.50	1.50
Net investment income	8.52	8.94		7.05	6.90	6.88
Portfolio turnover	61	72		79	85	66
Net assets at end of period (000 omitted)	$89,930	$55,001		$92,947	$103,873	$92,613

See Notes to Financial Statements

36

Financial Highlights – continued

Class I	Years ended 1/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$4.43	$6.92		$7.68	$7.42	$7.65
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.60		$0.60	$0.59	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	(2.48)		(0.69)	0.28	(0.16)
Total from investment operations	$2.10	$(1.88)		$(0.09)	$0.87	$0.43
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.61)		$(0.62)	$(0.61)	$(0.62)
From net realized gain on investments	—	(0.00	)(w)	(0.05)	—	(0.04)
From tax return of capital	(0.01)	—		—	—	—
Total distributions declared to shareholders	$(0.54)	$(0.61)		$(0.67)	$(0.61)	$(0.66)
Redemption fees added to paid-in capital (d)	$—	$—		$—	$0.00 (w)	$0.00 (w)
Net asset value, end of period	$5.99	$4.43		$6.92	$7.68	$7.42
Total return (%) (r)(s)	50.02	(28.57)		(1.51)	12.27	5.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.89		0.84	0.92	0.94
Expenses after expense reductions (f)	0.68	0.50		0.50	0.50	0.50
Net investment income	9.45	9.81		8.01	7.89	7.86
Portfolio turnover	61	72		79	85	66
Net assets at end of period (000 omitted)	$20,317	$11,581		$35,372	$56,243	$46,871

See Notes to Financial Statements

37

Financial Highlights – continued

Class W	Years ended 1/31
	2010	2009 (i)
Net asset value, beginning of period	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	(2.47)
Total from investment operations	$2.08	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.41)
From tax return of capital	(0.01)	—
Total distributions declared to shareholders	$(0.53)	$(0.41)
Net asset value, end of period	$5.97	$4.42
Total return (%) (r)(s)	49.72	(30.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.02	(a)
Expenses after expense reductions (f)	0.78	0.59	(a)
Net investment income	9.02	10.81	(a)
Portfolio turnover	61	72
Net assets at end of period (000 omitted)	$364	$129

Class R1	Years ended 1/31
	2010	2009 (i)
Net asset value, beginning of period	$4.43	$6.94
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	(2.48)
Total from investment operations	$2.04	$(2.13)
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.38)
From tax return of capital	(0.01)	—
Total distributions declared to shareholders	$(0.48)	$(0.38)
Net asset value, end of period	$5.99	$4.43
Total return (%) (r)(s)	48.59	(31.30	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.92	(a)
Expenses after expense reductions (f)	1.68	1.50	(a)
Net investment income	8.53	9.60	(a)
Portfolio turnover	61	72
Net assets at end of period (000 omitted)	$107	$71

See Notes to Financial Statements

38

Financial Highlights – continued

Class R2	Years ended 1/31
	2010	2009 (i)
Net asset value, beginning of period	$4.43	$6.94
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	1.60	(2.48)
Total from investment operations	$2.07	$(2.11)
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.40)
From tax return of capital	(0.01)	—
Total distributions declared to shareholders	$(0.51)	$(0.40)
Net asset value, end of period	$5.99	$4.43
Total return (%) (r)(s)	49.30	(31.05	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.42	(a)
Expenses after expense reductions (f)	1.18	1.00	(a)
Net investment income	9.03	10.11	(a)
Portfolio turnover	61	72
Net assets at end of period (000 omitted)	$114	$69

Class R3	Years ended 1/31
	2010	2009 (i)
Net asset value, beginning of period	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	(2.43)
Total from investment operations	$2.08	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.41)
From tax return of capital	(0.01)	—
Total distributions declared to shareholders	$(0.52)	$(0.41)
Net asset value, end of period	$5.98	$4.42
Total return (%) (r)(s)	49.75	(30.90	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.17	(a)
Expenses after expense reductions (f)	0.92	0.74	(a)
Net investment income	9.91	10.25	(a)
Portfolio turnover	61	72
Net assets at end of period (000 omitted)	$352	$587

See Notes to Financial Statements

39

Financial Highlights – continued

Class R4	Years ended 1/31
	2010	2009 (i)
Net asset value, beginning of period	$4.42	$6.92
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	1.59	(2.47)
Total from investment operations	$2.09	$(2.08)
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.42)
From tax return of capital	(0.01)	—
Total distributions declared to shareholders	$(0.53)	$(0.42)
Net asset value, end of period	$5.98	$4.42
Total return (%) (r)(s)	50.11	(30.77	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.92	(a)
Expenses after expense reductions (f)	0.68	0.50	(a)
Net investment income	9.49	10.64	(a)
Portfolio turnover	61	72
Net assets at end of period (000 omitted)	$122	$69

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, June 2, 2008 (Classes W, R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

40

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Opportunities Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or

41

Notes to Financial Statements – continued

exchange on which such securities are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an

42

Notes to Financial Statements – continued

investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of January 31, 2010 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$6,891,208	$3,555,588	$131,362	$10,578,158
Canada	238,962	—	—	238,962
Non-U.S. Sovereign Debt	—	44,468,238	—	44,468,238
Corporate Bonds	—	345,186,617	—	345,186,617
Residential Mortgage-Backed Securities	—	48,367	—	48,367
Commercial Mortgage-Backed Securities	—	11,335,536	—	11,335,536
Asset-Backed Securities (including CDOs)	—	734,336	—	734,336
Foreign Bonds	—	75,395,920	—	75,395,920
Floating Rate Loans	—	23,903,941	—	23,903,941
Mutual Funds	7,088,209	—	—	7,088,209
Total Investments	$14,218,379	$504,628,543	$131,362	$518,978,284

Other Financial Instruments
Forward Currency Contracts	$—	$331,356	$—	$331,356

43

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/09	$217,607
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	217,955
Net purchases (sales)	—
Transfers in and/or out of Level 3	(304,200)
Balance as of 1/31/10	$131,362

The net change in unrealized appreciation (depreciation) from investments still held as Level 3 at January 31, 2010 is $33,412.

In January 2010, Accounting Standards Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements (the “Update”) was issued, and is effective for interim and annual reporting periods beginning after December 15, 2009. This Update provides for expanded disclosures about fair value measurements. Management is evaluating the application of the Update to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Update in the fund’s financial statements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and

44

Notes to Financial Statements – continued

losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2010, which are not accounted for as hedging instruments under ASC 815:

		Fair Value
Risk	Derivative	Asset Derivatives
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	$331,356

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2010 as reported in the Statement of Operations:

	Swap Transactions	Foreign Currency Transactions
Foreign Exchange Contracts	$—	$(64,632)
Credit Contracts	(6,287,180)	—
Total	$(6,287,180)	$(64,632)

45

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2010 as reported in the Statement of Operations:

	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange Contracts	$—	$(195,856)
Credit Contracts	5,277,344	—
Total	$5,277,344	$(195,856)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

46

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

47

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

48

Notes to Financial Statements – continued

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At January 31, 2010, the portfolio had unfunded loan commitments of $98,617, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. The market value and obligation of the fund on these unfunded loan commitments is included in Investments, at value and Payable for investments purchased, respectively, on the Statement of Assets and Liabilities. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by

49

Notes to Financial Statements – continued

the fund. This amount, for the year ended January 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, distressed securities, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/10	1/31/09
Ordinary income (including any short-term capital gains)	$44,287,124	$53,307,729
Long-term capital gain	—	431,261
	$44,287,124	$53,738,990
Tax return of capital	507,895	—
Total distributions	$44,795,019	$53,738,990

50

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/10
Cost of investments	$560,370,111
Gross appreciation	29,621,049
Gross depreciation	(71,012,876)
Net unrealized appreciation (depreciation)	$(41,391,827)

Capital loss carryforwards	(96,716,939)
Post-October capital loss deferral	(960,032)
Other temporary differences	(5,064,300)

As of January 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

1/31/17	$(51,185,843)
1/31/18	(45,531,096)
$(96,716,939)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments		From tax return of capital
	Year ended 1/31/10	Year ended 1/31/09	Year ended 1/31/10	Year ended 1/31/09	Year ended 1/31/10	Year ended 1/31/09
Class A	$31,538,061	$36,980,742	$—	$305,040	$361,686	$—
Class B	4,416,053	6,168,871	—	57,222	50,644	—
Class C	6,498,593	7,067,401	—	61,125	74,527	—
Class I	1,722,696	3,033,383	—	25,021	19,756	—
Class W	28,003	9,608	—	—	321	—
Class R1	7,936	5,617	—	—	91	—
Class R2	8,720	5,910	—	—	100	—
Class R3	57,955	12,848	—	—	665	—
Class R4	9,107	6,202	—	—	105	—
Total	$44,287,124	$53,290,582	$—	$448,408	$507,895	$—

51

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS had agreed to reduce the management fee to 0.50% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended January 31, 2010, this waiver amounted to $43,325 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2010 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay all of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses. This written agreement terminated on May 31, 2009. Effective June 1, 2009, the investment advisor has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
0.95%	1.70%	1.70%	0.70%	0.80%	1.70%	1.20%	0.95%	0.70%

This written agreement will terminate on May 31, 2010. For the year ended January 31, 2010, these reductions amounted to $975,988 and are reflected as a reduction of total expenses in the Statement of Operations.

Effective June 1, 2010, the investment advisor has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses such that total annual fund operating expenses do not exceed the following rates of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.05%	1.80%	1.80%	0.80%	0.90%	1.80%	1.30%	1.05%	0.80%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2011.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $135,183 for the year ended January 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

52

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.26%	$814,436
Class B	0.75%	0.25%	1.00%	1.00%	476,319
Class C	0.75%	0.25%	1.00%	1.00%	716,538
Class W	0.10%	—	0.10%	0.10%	294
Class R1	0.75%	0.25%	1.00%	1.00%	870
Class R2	0.25%	0.25%	0.50%	0.50%	454
Class R3	—	0.25%	0.25%	0.25%	1,373
Total Distribution and Service Fees					$2,010,284

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2010 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% Class A distribution fee was paid by the fund. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2010, were as follows:

Amount
Class A	$2,030
Class B	55,965
Class C	10,807

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as

53

Notes to Financial Statements – continued

shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2010, the fee was $217,456, which equated to 0.0477% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $422,219.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2010 was equivalent to an annual effective rate of 0.0190% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $2,379 and is included in independent Trustees’ compensation for the year ended January 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $5,171 at January 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

54

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $5,264 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,695, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $270,829,374 and $265,030,311, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/10		Year ended 1/31/09 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	24,747,473	$126,167,573	26,116,292	$142,614,584
Class B	1,739,325	8,820,851	1,010,958	5,647,139
Class C	4,726,763	24,751,263	2,471,442	14,250,080
Class I	2,841,648	14,686,591	2,088,224	12,607,140
Class W	74,801	398,199	27,960	187,002
Class R1	364	2,369	14,836	101,904
Class R2	1,720	8,632	14,409	100,004
Class R3	42,679	199,415	134,629	617,424
Class R4	2,889	16,377	14,451	100,002
	34,177,662	$175,051,270	31,893,201	$176,225,279

55

Notes to Financial Statements – continued

	Year ended 1/31/10		Year ended 1/31/09 (i)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	4,380,072	$22,437,303	4,720,541	$26,553,491
Class B	467,261	2,380,600	598,270	3,403,783
Class C	686,959	3,534,628	645,582	3,606,256
Class I	190,712	978,227	187,340	1,050,059
Class W	3,974	21,761	1,201	6,143
Class R1	1,559	8,025	1,099	5,617
Class R2	1,710	8,820	1,154	5,910
Class R3	11,800	58,325	2,730	12,848
Class R4	1,784	9,212	1,211	6,202
	5,745,831	$29,436,901	6,159,128	$34,650,309
Shares reacquired
Class A	(30,016,667)	$(151,097,427)	(34,648,534)	$(200,359,548)
Class B	(3,254,241)	(16,695,769)	(5,013,327)	(29,351,496)
Class C	(2,804,301)	(14,527,068)	(4,149,559)	(23,775,649)
Class I	(2,254,705)	(12,128,938)	(4,770,200)	(23,294,045)
Class W	(47,044)	(270,986)	—	—
Class R2	(5)	(27)	—	—
Class R3	(128,560)	(679,271)	(4,429)	(18,577)
Class R4	(1)	(3)	—	—
	(38,505,524)	$(195,399,489)	(48,586,049)	$(276,799,315)
Net change
Class A	(889,122)	$(2,492,551)	(3,811,701)	$(31,191,473)
Class B	(1,047,655)	(5,494,318)	(3,404,099)	(20,300,574)
Class C	2,609,421	13,758,823	(1,032,535)	(5,919,313)
Class I	777,655	3,535,880	(2,494,636)	(9,636,846)
Class W	31,731	148,974	29,161	193,145
Class R1	1,923	10,394	15,935	107,521
Class R2	3,425	17,425	15,563	105,914
Class R3	(74,081)	(421,531)	132,930	611,695
Class R4	4,672	25,586	15,662	106,204
	1,417,969	$9,088,682	(10,533,720)	$(65,923,727)

(i)	For the period from the class’ inception, June 2, 2008 (Classes W, R1, R2, R3, and R4) through the stated period end.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds

56

Notes to Financial Statements – continued

rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2010, the fund’s commitment fee and interest expense were $6,839 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,539,205	153,493,653	(151,944,649)	7,088,209

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$22,775	$7,088,209

57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Opportunities Fund (the “Fund”) (one of the portfolios comprising MFS Series Trust III) as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Opportunities Fund as of January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 22, 2010

58

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Series Trust III, which was held on January 28, 2010, the following actions were taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	2,529,220,334.811	53,455,079.624
Lawrence H. Cohn, M.D.	2,528,787,860.846	53,887,553.589
Maureen R. Goldfarb	2,529,336,917.346	53,338,497.088
David H. Gunning	2,529,682,589.176	52,992,825.259
William R. Gutow	2,529,034,053.902	53,641,360.533
Michael Hegarty	2,529,627,246.364	53,048,168.071
John P. Kavanaugh	2,529,463,862.073	53,211,552.362
Robert J. Manning	2,529,922,880.153	52,752,534.282
Robert C. Pozen	2,529,509,988.090	53,165,426.345
J. Dale Sherratt	2,528,912,329.793	53,763,084.642
Laurie J. Thomsen	2,529,271,338.607	53,404,075.828
Robert W. Uek	2,529,251,760.591	53,423,653.843

59

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

60

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

61

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

62

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

63

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

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Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
John Addeo David Cole Matthew Ryan

65

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

66

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

67

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Municipal High Income Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

1/31/10

MMH-ANN

LETTER FROM THE CEO

Dear Shareholders:

Most global financial markets, after suffering the biggest declines since the Great Depression, experienced an impressive resurgence during 2009. Despite this turnaround, the U.S. Federal Reserve Board and central banks around the world continued to hold interest rates at historical lows. As most asset prices rebounded in the second half of 2009 and the demand for liquidity waned, the debate over the existence of asset bubbles and the need for monetary policy changes grew louder, creating added uncertainty about the timing and amount of any future interest rate changes.

Even with the significant market gains of 2009, many analysts seem to be predicting one of two likely scenarios for the U.S. economy. More conservative pundits say the recession for large areas of the country will continue to “moderate” — meaning the economy will continue to deteriorate, but at a slower pace. The more optimistic scenario is that a broader recovery will take hold and continue to gain momentum gradually.

Regardless of which recovery scenario plays out, the approximately 15 million Americans who are currently unemployed are almost certain to feel excluded — at least until significant job creation occurs. Meanwhile, an overleveraged global financial system continues to raise doubts about a prolonged upturn. Although progress has been made in recapitalizing U.S. and European banks, financial instability remains the biggest threat to sustainable growth.

While there remains lingering skepticism among many economists, MFS® believes that worldwide markets will stabilize with potential for growth. We are also mindful of the many challenges still facing our global economy, and we want to take this opportunity to remind investors about the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with advisors to identify and research investment opportunities.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

March 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue — Hospitals	28.6%
Universities — Colleges	10.2%
Healthcare Revenue — Long-term Care	10.0%
Tobacco	7.1%
Tax Assessment	5.3%

Credit quality of long-term debt securities (a)(r)
AAA	5.8%
AA	9.7%
A	11.0%
BBB	35.9%
BB	8.2%
B	4.5%
CCC	1.5%
CC (o)	0.0%
C	0.1%
D	0.1%
Not Rated	23.2%

Portfolio facts
Average Duration (d)(i)	9.7
Average Effective Maturity (i)(m)	19.4 yrs.
Average Credit Quality of Rated Securities (long-term) (a)(b)	BBB+

(a)	Includes debt securities that either have long-term public ratings or are U.S. Government-Related Securities. U.S. Government-Related Securities consist of U.S. Treasury securities, and certain securities issued by certain U.S. Government agencies or U.S. Government-Sponsored entities. U.S. Government-Related Securities are assigned a “AAA” rating. Each long-term rated security is assigned a rating in accordance with the following ratings hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Securities that do not have a long-term public rating (with the exception of U.S. Government-Related Securities) are excluded from the average credit quality calculation and are included in the above credit quality of long-term debt securities table as “Not Rated”, subject to the next sentence. Convertible bonds, currencies, futures, options, swaps, cash, and cash-equivalents are excluded from both the above credit quality of long-term debt securities table and the average credit quality calculation. Average ratings are converted to the S&P scale and are subject to change.
(b)	The average credit quality of rated securities is a market weighted average (using a linear scale) of debt securities that either have long-term public ratings or are U.S. Government-Related securities. All securities that do not have a long-term public rating (with the exception of U.S. Government-Related securities) are excluded from the average credit quality calculation.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Portfolio Composition – continued

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from derivative holdings, if applicable. Equivalent Exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(r)	Percentages are based on the total market value of long-term debt securities as of 1/31/2010.

Percentages are based on net assets as of 1/31/10, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2010, Class A shares of the MFS Municipal High Income Fund (the “fund”) provided a total return of 24.03%, at net asset value. This compares with a return of 9.49% for the fund’s benchmark, the Barclays Capital Municipal Bond Index.

Market Environment

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the policy rate having been cut almost to 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

The municipal bond market ended this twelve month period substantially stronger than where it began with high-grade and high-yield bond index prices sharply higher over the previous year. With low money market yields, mutual fund inflows were strong and consistent. Additionally, the Build America Bond program gained significant traction and effectively reduced new issue supply of municipals.

Management Review – continued

In January 2009, yields on 30 year AAA-rated municipals were 138% of comparable maturity U.S. Treasury yields. While well off from its highs of over 200%, this ratio rallied further reaching 94% by January 31, 2010. Additionally, spreads between high-grade municipals and high-yield municipals continued to tighten throughout the year. The highest returns were generally in the lower-rated securities as investors looked broadly to add risk with little opportunity to execute that strategy in the primary market due to limited high yield supply.

Factors Affecting Relative Performance

Bond selection, particularly in bonds rated B (r) or lower as well as bonds within the health care, airlines, utilities, education, and industrial sectors, was the key factor contributing to the fund’s strong performance relative to the Barclays Capital Municipal Bond Index. High-yield municipal bonds delivered strong performance over the reporting period as new issuance for these bonds remained low and large inflows of funds into the high-yield municipal space pushed demand higher.

Allocation of credit quality also played a major role in the fund’s positive relative performance. The fund’s overweighted position in “BBB” rated securities provided a boost to excess returns as this credit sector performed exceptionally well compared with the performance of the benchmark. Our greater exposure to the strong-performing health care, industrial, and tobacco sectors also aided relative results.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Standard & Poor’s. If not available, ratings by Moody’s Investors Service are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	2/24/84	24.03%	3.11%	5.06%
B	9/07/93	23.25%	2.32%	4.25%
C	9/25/98	22.99%	2.09%	4.02%
Comparative benchmark
Barclays Capital Municipal Bond Index (f)		9.49%	4.23%	5.85%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		18.14%	2.11%	4.55%
B With CDSC (Declining over six years from 4% to 0%) (x)		19.25%	2.00%	4.25%
C With CDSC (1% for 12 months) (x)		21.99%	2.09%	4.02%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2009 through January 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2009 through January 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/09	Ending Account Value 1/31/10	Expenses Paid During Period (p) 8/01/09-1/31/10
A	Actual	0.69%	$1,000.00	$1,118.05	$3.68
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
B	Actual	1.48%	$1,000.00	$1,115.29	$7.89
	Hypothetical (h)	1.48%	$1,000.00	$1,017.74	$7.53
C	Actual	1.69%	$1,000.00	$1,114.11	$9.01
	Hypothetical (h)	1.69%	$1,000.00	$1,016.69	$8.59

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

1/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 100.2%
Issuer	Shares/Par	Value ($)

Airport & Port Revenue - 0.3%
Branson, MO, Regional Airport Transportation Development District Airport Rev., “B”, 6%, 2025	$1,200,000	$878,196
Branson, MO, Regional Airport Transportation Development District Airport Rev., “B”, 6%, 2037	300,000	203,187
Branson, MO, Regional Airport Transportation Development District Airport Rev., “B”, 6%, 2037	2,480,000	1,610,562
Maryland Economic Development Corp. Rev. (Terminal Project), “B”, 5.375%, 2025	885,000	888,062
Maryland Economic Development Corp. Rev. (Terminal Project), “B”, 5.75%, 2035	1,740,000	1,762,011

		$5,342,018
General Obligations - General Purpose - 2.0%
Luzerne County, PA, FSA, 6.75%, 2023	$1,230,000	$1,318,745
State of California, 5%, 2034	4,375,000	3,973,331
State of California (Veterans), 5.05%, 2036	3,575,000	2,980,764
Texas Department of Transportation, 7%, 2012	69,063	69,295
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 2032 (u)	25,010,000	26,077,927

		$34,420,062
General Obligations - Improvement - 0.2%
Guam Government, “A”, 6.75%, 2029	$1,110,000	$1,150,848
Guam Government, “A”, 7%, 2039	1,270,000	1,331,189
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 2027	1,690,000	1,393,422

		$3,875,459
General Obligations - Schools - 2.0%
Beverly Hills, CA, Unified School District, Capital Appreciation (Election of 2008), 0%, 2031	$2,060,000	$621,955
Beverly Hills, CA, Unified School District, Capital Appreciation (Election of 2008), 0%, 2032	2,095,000	589,156
Beverly Hills, CA, Unified School District, Capital Appreciation (Election of 2008), 0%, 2033	4,185,000	1,097,223
Escondido, CA, Union High School District, Capital Appreciation (Election of 2008), “A”, ASSD GTY, 0%, 2030	4,785,000	1,307,932
Escondido, CA, Union High School District, Capital Appreciation (Election of 2008), “A”, ASSD GTY, 0%, 2031	4,280,000	1,082,241

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Escondido, CA, Union High School District, Capital Appreciation (Election of 2008), “A”, ASSD GTY, 0%, 2032	$3,010,000	$703,136
Escondido, CA, Union High School District, Capital Appreciation (Election of 2008), “A”, ASSD GTY, 0%, 2033	2,965,000	640,470
Hartnell, CA, Community College District, Capital Appreciation (Election of 2002), “D”, 0%, 2039	10,355,000	1,281,742
Kane Kendall County, IL, Community College District, Capital Appreciation, “E”, FGIC, 0%, 2023	5,945,000	2,990,394
Kane Kendall County, IL, Community College District, Capital Appreciation, “E”, FGIC, 0%, 2025	6,000,000	2,665,320
Kane, Cook & DuPage Counties, IL, FSA, 6.375%, 2011 (c)	1,255,000	1,323,950
Leander, TX, Independent School District, Capital Appreciation, PSF, 0%, 2030	6,480,000	2,023,250
Los Angeles, CA, Unified School District, “B”, AMBAC, 4.5%, 2031	7,000,000	6,490,610
Los Angeles, CA, Unified School District, “D”, 5%, 2034	705,000	703,019
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2024	3,110,000	1,344,546
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2027	2,070,000	714,957
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2029	4,025,000	1,196,673
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2030	4,455,000	1,229,847
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2027	2,960,000	1,253,175
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2029	2,995,000	1,129,265
San Mateo County, CA, Community College District, Capital Appreciation, “B”, NATL, 0%, 2032	10,000,000	2,429,800
Santa Clarita Community College District, CA, Election 2006, NATL, 0%, 2030	2,205,000	559,541
West Contra Costa, CA, Unified School District, Election of 2005, Capital Appreciation, “C”, ASSD GTY, 0%, 2029	3,665,000	1,019,969
Whittier, CA, Union High School District, Capital Appreciation, 0%, 2034	2,270,000	458,290

		$34,856,461
Healthcare Revenue - Hospitals - 28.1%

Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	$1,900,000	$1,604,037
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), 9.25%, 2010 (c)	6,100,000	6,645,950

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5%, 2028	$3,465,000	$2,604,987
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “A”, 5.375%, 2040	5,785,000	4,208,183
Allegheny County, PA, Hospital Development Authority Rev. (West Penn Allegheny Health), “B”, 9.25%, 2010 (c)	3,360,000	3,660,720
Atchison, KS, Hospital Rev. (Atchison Hospital Assn.), “A”, 6.75%, 2030	2,600,000	2,451,332
Athens County, OH, Hospital Facilities Rev. (O’Bleness Memorial Hospital), “A”, 7.125%, 2033	2,500,000	2,173,700
Birmingham, AL, Baptist Medical Center, Special Care Facilities Rev. (Baptist Health Systems, Inc.), “A”, 5.875%, 2024	1,375,000	1,324,276
Birmingham, AL, Baptist Medical Center, Special Care Facilities Rev. (Baptist Health Systems, Inc.), “A”, 5%, 2030	11,230,000	9,356,724
Brookhaven, NY, Industrial Development Agency Rev. (Memorial Hospital Medical Center, Inc.), “A”, 8.25%, 2010 (c)	2,500,000	2,671,600
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	1,375,000	1,405,250
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 2039	2,765,000	2,858,181
California Municipal Finance Authority, COP (Community Hospitals, Central California), 5.5%, 2039	1,595,000	1,393,599
California Statewide Communities Development Authority Rev. (Children’s Hospital), 5%, 2047	4,520,000	3,813,388
California Statewide Communities Development Authority Rev. (Daughters of Charity Health), “A”, 5.25%, 2024	1,550,000	1,479,057
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5%, 2022	600,000	548,868
California Statewide Communities Development Authority Rev. (Valleycare Health Systems), “A”, 5.125%, 2031	300,000	259,143
California Valley Health Systems, COP, 6.875%, 2023 (d)	1,745,000	872,500
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev. (Women’s Christian Assn.), “A”, 6.35%, 2017	835,000	833,889
Chautauqua County, NY, Industrial Development Agency, Civic Facilities Rev. (Women’s Christian Assn.), “A”, 6.4%, 2029	3,250,000	2,955,323
Chemung County, NY, Civic Facilities Rev. (St. Joseph’s Hospital-Elmira), “A”, 6%, 2013	1,100,000	827,959
Chemung County, NY, Civic Facilities Rev. (St. Joseph’s Hospital-Elmira), “B”, 6.35%, 2013	755,000	568,266
Citrus County, FL, Hospital Development Authority Rev. (Citrus Memorial Hospital), 6.25%, 2023	830,000	822,513

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Clinton County, MO, Industrial Development Agency, Health Facilities Rev. (Cameron Regional Medical Center), 5%, 2032	$2,000,000	$1,486,960
Colorado Health Facilities Authority Rev. (Portercare Adventist Health Systems), 6.625%, 2011 (c)	2,200,000	2,449,788
Crittenden County, AR, Hospital Rev., Refunding & Improvement, 7.15%, 2010 (c)	1,165,000	1,207,592
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2029	3,890,000	3,918,592
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2036	750,000	761,978
Cuyahoga County, OH, Hospital Facilities Rev. (Canton, Inc.), 7.5%, 2030	5,020,000	5,079,537
Erie County, PA, Hospital Authority Rev. (St. Vincent’s Health), “A”, 7%, 2027	3,525,000	3,530,957
Fruita, CO, Rev. (Family Health West Project), 7%, 2018	1,155,000	1,203,221
Fruita, CO, Rev. (Family Health West Project), 8%, 2043	4,440,000	4,727,002
Garden City, MI, Hospital Finance Authority Rev. (Garden City Hospital), “A”, 4.875%, 2027	4,725,000	3,335,236
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.2%, 2025	750,000	677,618
Gaylord, MI, Hospital Finance Authority Rev. (Otsego Memorial Hospital), 6.5%, 2031	865,000	765,222
Genesee County, NY, Industrial Development Agency Civic Facility Rev. (United Memorial Medical Center), 5%, 2027	1,320,000	1,057,848
Glendale, AZ, Industrial Development Authority (John C. Lincoln Health), 5%, 2042	2,925,000	2,503,566
Grand Forks, ND, Health Care Authority Rev. (Altru Health Systems Obligated Group), 7.125%, 2010 (c)	2,250,000	2,350,980
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 2034	1,590,000	1,592,321
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 2035	2,400,000	2,695,704
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 2029	4,700,000	3,878,769
Illinois Finance Authority Rev. (Children’s Memorial Hospital), “A”, ASSD GTY, 5.25%, 2047	465,000	443,075
Illinois Finance Authority Rev. (Edward Hospital), “A”, AMBAC, 5.5%, 2040	2,185,000	2,140,972
Illinois Finance Authority Rev. (Kewanee Hospital), 5.1%, 2031	2,080,000	1,611,189
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 2028	3,770,000	3,828,737

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 2029	$3,025,000	$3,369,729
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 2037	2,555,000	2,837,711
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 2034	3,865,000	4,374,562
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	2,620,000	2,622,463
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 2038	1,500,000	1,550,220
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	2,545,000	2,633,744
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “A”, 5.5%, 2030	4,000,000	3,638,360
Indiana Health & Educational Facilities Authority, Hospital Rev. (Clarion Hospital), “B”, 5%, 2033	2,510,000	2,292,308
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2011 (c)	360,000	392,519
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2011 (c)	6,785,000	7,397,889
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2021	2,940,000	3,005,356
Indiana Health & Educational Facilities Authority, Hospital Rev. (Community Foundation of Northwest Indiana), “A”, 6.375%, 2031	2,165,000	2,199,532
Indiana Health & Educational Facilities Authority, Hospital Rev. (Riverview Hospital), 6.125%, 2031	3,750,000	3,743,325
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “A”, 5%, 2039	2,000,000	1,794,700
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Community Foundation of Northwest Indiana), 5.5%, 2037	8,150,000	7,764,261
Iron River, MI, Hospital Finance Authority Rev. (Iron County Community Hospital, Inc.), 6.5%, 2033	2,000,000	1,821,820
Iron River, MI, Hospital Finance Authority Rev. (Iron County Community Hospital, Inc.), 6.5%, 2040	2,000,000	1,790,000
Johnson City, TN, Health & Educational Facilities Board Hospital Rev. (Mountain States Health), “A”, 5.5%, 2036	3,905,000	3,767,856
Joplin, MO, Industrial Development Authority Health Facilities Rev. (Freeman Health Systems), 5.5%, 2029	1,290,000	1,221,553
Joplin, MO, Industrial Development Authority Health Facilities Rev. (Freeman Health Systems), 5.75%, 2035	1,395,000	1,341,348
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.5%, 2010 (c)	1,965,000	2,063,643

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.5%, 2020	$3,035,000	$3,113,182
Kentucky Economic Development Finance Authority (Norton Healthcare), “A”, 6.625%, 2028	435,000	444,744
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 2027	815,000	887,405
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Baptist Health Systems), 6.5%, 2031	7,100,000	7,471,827
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), “A”, 0%, 2035	3,795,000	778,355
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (University Health Systems, Inc.), 5.25%, 2036	3,055,000	2,806,903
Lake County, OH, Hospital Facilities Rev. (Lake Hospital), “C”, 6%, 2043	2,870,000	2,821,296
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 2035	5,500,000	5,073,970
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	5,575,000	4,822,208
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	6,485,000	6,172,164
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2032	410,000	378,528
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	5,400,000	4,753,728
Macomb County, MI, Hospital Finance Authority Rev. (Mount Clemens General Hospital), 5.875%, 2013 (c)	4,345,000	5,085,214
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 2042	3,895,000	3,735,850
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), 6.75%, 2010 (c)	1,000,000	1,035,990
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 6%, 2043	985,000	979,336
Massachusetts Health & Educational Facilities Authority Rev. (Boston Medical Center), 5.25%, 2038	4,000,000	3,487,080
Massachusetts Health & Educational Facilities Authority Rev. (Caritas Christi), “A”, 5.7%, 2015	2,960,000	2,978,086
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	4,600,000	3,990,454
Massachusetts Health & Educational Facilities Authority Rev. (Quincy Medical Center), “A”, 6.5%, 2038	2,305,000	2,031,950
Massachusetts Health & Educational Facilities Authority Rev. (Saints Memorial Medical Center), “A”, 6%, 2023	5,430,000	4,256,740

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Massachusetts Health & Educational Facilities Authority Rev. (University of Massachusetts Memorial Hospital), “C”, 6.5%, 2021	$500,000	$509,115
Mecosta County, MI, General Hospital Rev., 6%, 2018	1,200,000	1,179,936
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2029	2,490,000	2,320,431
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), “A”, 6.7%, 2019	3,505,000	3,452,775
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.625%, 2029	765,000	744,031
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	4,405,000	4,288,312
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.375%, 2026	3,200,000	2,654,848
Monroe County, MI, Hospital Finance Authority, Hospital Rev. (Mercy Memorial Hospital Corp.), 5.5%, 2035	3,340,000	2,602,495
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2031	2,745,000	2,491,280
Montgomery, AL, Medical Clinic Board Health Care Facility Rev. (Jackson Hospital & Clinic), 5.25%, 2036	2,890,000	2,588,457
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	4,935,000	4,995,849
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	945,000	934,851
New Hampshire Health & Education Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2012 (c)	1,320,000	1,497,038
New Hampshire Health & Education Facilities Authority Rev. (Catholic Medical Center), “A”, 6.125%, 2032	180,000	179,012
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health System), 6.5%, 2017	1,000,000	1,050,820
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital at Conway), 5.25%, 2036	585,000	497,876
New Jersey Health Care Facilities, Financing Authority Rev. (Palisades Medical Center), 6.625%, 2031	1,115,000	963,048
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health) Capital Appreciation, “B”, 0%, 2036	4,305,000	480,137
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health) Capital Appreciation, “B”, 0%, 2038	22,690,000	2,131,725
New Jersey Health Care Facilities, Financing Authority Rev. (St. Joseph’s Healthcare System), 6.625%, 2038	8,000,000	8,037,680
New Jersey Health Care Facilities, Financing Authority Rev. (St. Peter’s University Hospital), “A”, 6.875%, 2030	4,000,000	4,017,040

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5%, 2017	$500,000	$440,785
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 2026	1,580,000	1,246,272
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 2030	1,570,000	1,731,066
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	975,000	1,055,330
New York Dormitory Authority Rev., Non-State Supported Debt (Long Island Jewish Medical Center), “A”, 5.5%, 2037	655,000	661,701
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “A”, 6.375%, 2031	470,000	434,195
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “B”, 6.375%, 2031	1,420,000	1,311,824
New York, NY, Industrial Development Agency, Civic Facilities Rev. (Staten Island University Hospital), “C”, 6.45%, 2032	900,000	836,685
Norman, OK, Regional Hospital Authority Rev., 5%, 2027	1,350,000	1,072,359
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2029	795,000	643,894
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2036	6,240,000	4,738,718
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2035	920,000	901,444
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2040	1,075,000	1,044,040
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 6.25%, 2038	1,000,000	1,011,350
Ohio County, WV, County Commission Health System Rev. (Ohio Valley Medical Center), 5.75%, 2013	3,155,000	2,828,205
Ohio Higher Educational Facility Commission Rev. (University Hospital Health System), 6.75%, 2039	5,390,000	5,723,803
Oklahoma Development Finance Authority Rev. (Comanche County Hospital), “B”, 6.6%, 2031	4,080,000	4,170,046
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	5,220,000	5,342,670
Peninsula Ports Authority, VA, Hospital Facility Rev. (Whittaker Memorial), FHA, 8.7%, 2023	460,000	471,693
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 6.625%, 2023	2,860,000	2,863,232
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 5.5%, 2030	3,710,000	3,259,495
Rhode Island Health & Educational Building Corp., Hospital Financing (Lifespan Obligated Group), 6.5%, 2012 (c)	4,000,000	4,554,360
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 2039	4,760,000	5,067,401

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	$6,945,000	$8,205,379
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare Systems, Inc.), 6.375%, 2014	1,395,000	1,378,190
Royston, GA, Hospital Authority Rev. (Ty Cobb Healthcare Systems, Inc.), 6.5%, 2027	1,855,000	1,586,507
Salida, CO, Hospital District Rev., 5.25%, 2036	6,045,000	4,744,358
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2031	1,370,000	1,376,549
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2038	4,100,000	4,136,613
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	450,000	504,661
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	750,000	841,102
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	745,000	835,495
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6%, 2012 (c)	1,255,000	1,407,445
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	750,000	845,850
Shelby County, TN, Educational & Housing Facilities Board Hospital Rev. (Methodist Healthcare), 6.25%, 2012 (c)	1,250,000	1,409,750
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 6%, 2023	795,000	813,706
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 2028	255,000	253,817
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.5%, 2030	2,750,000	2,647,535
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 2032	2,545,000	2,519,245
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Palmetto Health Alliance), 6.25%, 2031	2,725,000	2,751,296
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 2039	400,000	390,024
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 2029	1,155,000	1,167,047
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 2039	1,715,000	1,733,882
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.375%, 2015	885,000	886,071

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.5%, 2020	$1,805,000	$1,758,557
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.625%, 2029	1,330,000	1,261,332
Southwestern, IL, Development Authority Rev. (Anderson Hospital), 5.125%, 2036	2,580,000	2,239,156
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Ranken Jordan Project), 5%, 2027	1,350,000	1,097,712
St. Louis County, MO, Industrial Development Authority, Health Facilities Rev. (Ranken Jordan Project), 5%, 2035	1,300,000	987,688
St. Louis Park, MN, Health Care Facilities Rev. (Nicollett Health Services), 5.75%, 2039	3,535,000	3,505,059
St. Paul, MN, Housing & Redevelopment Authority Healthcare Facilities Rev. (Healthpartners Obligated Group), 5.25%, 2036	3,915,000	3,576,861
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), RADIAN, 5%, 2017	2,155,000	2,145,518
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), “C”, 5.25%, 2036	7,330,000	6,506,255
Sumner County, TN, Health, Educational & Housing Facilities Board Rev. (Sumner Regional Health), “A”, 5.5%, 2046	4,000,000	1,566,360
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), 6.25%, 2020	4,500,000	4,546,980
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), 6.375%, 2030	1,390,000	1,398,257
Texas Metro Health Facilities Development Corp., Metro Health Facilities Development Rev. (Wilson N. Jones Memorial Hospital), 7.2%, 2021	4,300,000	4,308,944
Texas Metro Health Facilities Development Corp., Metro Health Facilities Development Rev. (Wilson N. Jones Memorial Hospital), 7.25%, 2031	2,000,000	1,931,100
Tom Green County, TX, Health Facilities Rev. (Shannon Health System), 6.75%, 2021	3,150,000	3,249,729
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	3,515,000	3,401,430
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	2,885,000	2,785,987
Upper Illinois River Valley Development, Health Facilities Rev. (Morris Hospital), 6.625%, 2031	1,900,000	1,925,004
Valley, AL, Financing Authority Rev. (Lanier Memorial Hospital), 5.45%, 2011	615,000	609,016

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.75%, 2042	$780,000	$634,429
Vigo County, IN, Hospital Authority Rev. (Union Hospital), 5.8%, 2047	3,750,000	3,031,275
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.25%, 2012 (c)	2,000,000	2,258,080
Wapello County, IA, Hospital Authority Rev. (Ottumwa Regional Health Center), 6.375%, 2012 (c)	2,595,000	2,938,318
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	1,550,000	1,633,700
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	3,665,000	3,895,565
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 2036	5,695,000	6,005,434
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 2042	5,075,000	5,150,871
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “B”, ACA, 5.75%, 2037	1,000,000	973,050
Weirton, WV, Municipal Hospital Building, Commission Rev. (Weirton Hospital Medical Center), 6.375%, 2031	3,885,000	3,815,031
Weslaco, TX, Health Facilities Rev. (Knapp Medical Center), 6.25%, 2012 (c)	4,000,000	4,410,640
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	700,000	713,391
West Plains, MO, Industrial Development Authority Rev. (Ozarks Medical Center), 6.75%, 2024	810,000	785,627
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), 6.2%, 2026	4,500,000	4,519,755
West Virginia Hospital Finance Authority, Hospital Rev. (Charleston Area Medical Center), “A”, 5.625%, 2032	525,000	520,663
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	3,320,000	3,058,052
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), 6.875%, 2030	2,250,000	2,325,420
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “B”, 5.125%, 2027 (b)	4,155,000	4,319,580
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “B”, 5.625%, 2029	1,100,000	1,094,258
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2031	6,570,000	5,971,144
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2034	4,155,000	3,737,672

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. John’s Riverside Hospital), “B”, 6.8%, 2016	$1,125,000	$1,139,839
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “A”, 6.15%, 2015	1,800,000	807,804
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (St. Joseph’s Hospital), “C”, 6.2%, 2020	250,000	107,788

		$487,424,395
Healthcare Revenue - Long Term Care - 9.8%
ABAG Finance Authority, Nonprofit Corps. Rev. (Casa de las Campanas), 6%, 2037	$825,000	$815,092
Abilene, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement), “A”, 7%, 2033	5,155,000	4,639,655
Arizona Health Facilities Authority Rev. (The Terraces Project), 7.75%, 2013 (c)	2,250,000	2,753,798
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 2036	4,760,000	3,527,636
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.125%, 2025	1,320,000	1,222,082
Bucks County, PA, Industrial Development Authority Retirement Community Rev. (Ann’s Choice, Inc.), “A”, 6.25%, 2035	4,140,000	3,687,208
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2027	620,000	515,381
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	800,000	615,768
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7%, 2029	1,400,000	1,482,110
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7.25%, 2041	560,000	596,652
Cambria County, PA, Industrial Development Authority Rev. (Beverly Enterprises, Inc.), ETM, 10%, 2012 (c)	330,000	357,737
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	500,000	443,720
Chester County, PA, Industrial Development Authority Rev. (RHA Nursing Home), 8.5%, 2032	990,000	885,446
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 2037	2,730,000	2,120,964
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), “A”, 5.75%, 2037	3,355,000	2,817,898
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “B”, 6.125%, 2033	1,500,000	1,478,595

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

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Healthcare Revenue - Long Term Care - continued
Colorado Health Facilities Authority Rev. (Evangelical Lutheran), “A”, 6.125%, 2038	$940,000	$939,276
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 2029	905,000	873,063
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.35%, 2029	435,000	430,254
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	7,060,000	6,846,788
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.5%, 2039	325,000	320,392
Cumberland County, PA, Municipal Authority, Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	760,000	898,001
Cumberland County, PA, Municipal Authority, Retirement Community Rev. (Wesley), “A”, 7.25%, 2013 (c)	1,965,000	2,321,805
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 2033	600,000	482,346
Fulton County, GA, Residential Care Facilities (Lenbrook Project), “A”, 5%, 2027	2,500,000	1,816,500
Fulton County, GA, Residential Care Facilities (Lenbrook Project), “A”, 5.125%, 2042	2,750,000	1,796,960
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Canterbury Court), “A”, 6.125%, 2034	1,020,000	886,125
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	4,510,000	3,494,799
Hamden, CT, Facility Rev. (Whitney Center Project), “A”, 7.625%, 2030	590,000	602,343
Hamden, CT, Facility Rev. (Whitney Center Project), “A”, 7.75%, 2043	3,335,000	3,394,630
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 2029	415,000	454,043
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 2044	1,190,000	1,296,434
Hawaii Department of Budget & Finance, Special Purpose Rev. (Kahala Nui Senior Living Community), 8%, 2033	1,600,000	1,710,352
HFDC of Central Texas, Inc., Retirement Facilities Rev. (Legacy at Willow Bend), “A”, 5.625%, 2026	1,500,000	1,226,700
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2028	2,265,000	1,632,295
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2043	1,560,000	1,005,794
Illinois Finance Authority Rev. (Clare at Water Tower), “A”, 6%, 2025 (a)	1,510,000	606,522

Portfolio of Investments – continued

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Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2027	$1,600,000	$1,181,792
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2037	2,200,000	1,488,564
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2025	4,630,000	3,964,021
Illinois Finance Authority Rev. (Landing at Plymouth Place), “A”, 6%, 2037	1,510,000	1,200,284
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 2038	1,730,000	1,340,127
Illinois Finance Authority Rev., Bond Anticipation Notes (Tallgrass), 13%, 2012	790,000	818,859
Iowa Finance Authority, Senior Housing Rev. (Bethany Life Communities), “A”, 5.55%, 2041	770,000	560,421
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), 9.25%, 2011 (c)	3,705,000	4,201,803
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	2,495,000	2,004,458
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “B”, 5.75%, 2018	2,330,000	2,112,588
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.4%, 2027	2,180,000	1,330,476
James City County, VA, Economic Development (WindsorMeade Project), “A”, 5.5%, 2037	2,710,000	1,542,695
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 2027	750,000	602,505
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 2036	2,200,000	1,665,378
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 2027	1,185,000	1,008,305
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 7.125%, 2029	1,555,000	1,566,414
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), “C”, 6.875%, 2012 (c)	1,250,000	1,427,563
Loves Park, IL (Hoosier Care), 7.125%, 2034	1,805,000	1,522,247
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	4,640,000	3,911,706
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.5%, 2027	1,235,000	936,896
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 5.75%, 2035	310,000	227,701

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.75%, 2039	$680,000	$671,364
Massachusetts Development Finance Agency Rev. (The Groves in Lincoln), “A”, 7.875%, 2044	1,010,000	1,005,667
Massachusetts Industrial Finance Agency Rev. (GF/Revere, Inc.), 6.6%, 2025	5,985,000	5,171,758
Millbrae, CA, Residential Facilities Rev. (Magnolia of Millbrae), “A”, 7.375%, 2027	5,835,000	5,747,125
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 2036	3,705,000	3,099,788
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.125%, 2028	750,000	594,247
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care), 6.25%, 2035	1,490,000	1,120,331
Nassau County, NY, Industrial Development Agency Continuing Care, 6.7%, 2043	1,500,000	1,362,465
Nassau County, NY, Industrial Development Agency Continuing Care (Amsterdam at Harborside), “A”, 6.5%, 2027	3,250,000	3,096,275
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.875%, 2037	2,200,000	1,728,166
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 2036	2,735,000	2,189,778
New Jersey Health Care Facilities Financing Authority Rev. (Cherry Hill), 8%, 2027	4,000,000	3,013,240
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6%, 2025	785,000	708,965
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	3,480,000	3,002,822
Olathe, KS, Senior Living Facilities Rev. (Catholic Care Campus, Inc.), “A”, 6%, 2038	1,700,000	1,387,047
Orange County, FL, Health Facilities Authority Rev. (Orlando Lutheran Tower), 5.5%, 2038	1,180,000	901,862
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2037	1,790,000	1,412,238
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2045	395,000	302,969
Scott County, IA, Rev. (Christian Retirement Homes, Inc.), 5.25%, 2021	2,410,000	2,106,677
Scott County, IA, Rev. (Ridgecrest Village), 5.25%, 2027	2,055,000	1,635,451
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Germantown Village), “A”, 7.25%, 2034	2,470,000	2,347,389

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
South Carolina Jobs & Economic Development Authority Rev. (Lutheran Homes of South Carolina), 5.5%, 2028	$470,000	$411,508
South Carolina Jobs & Economic Development Authority Rev. (Lutheran Homes of South Carolina), 5.625%, 2042	550,000	449,482
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2027	1,840,000	1,388,869
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2042	1,690,000	1,154,000
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.2%, 2027	1,590,000	1,183,501
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.25%, 2041	2,800,000	1,873,704
St. John’s County, FL, Industrial Development Authority (Glenmoor Project), “A”, 5.25%, 2026	1,000,000	778,910
St. Joseph County, IN, Economic Development Rev. (Holy Cross Village at Notre Dame), “A”, 6%, 2038	475,000	373,901
Sterling, IL (Hoosier Care), 7.125%, 2034	1,265,000	1,063,511
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 2039	1,500,000	1,154,760
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.125%, 2029	450,000	441,112
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 6.375%, 2044	3,515,000	3,449,516
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village), 8.25%, 2044	6,750,000	6,568,357
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Querencia Barton Creek), 5.5%, 2025	1,440,000	1,221,998
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	3,925,000	3,041,600
Wisconsin Health & Educational Facilities Authority Rev. (All Saints Assisted Living Project), 6%, 2037	1,230,000	876,535
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 2028	3,900,000	3,840,837
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	485,000	497,076
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	1,960,000	2,040,301

		$170,025,069
Human Services - 1.0%
Alaska Industrial Development & Export Authority Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 5.875%, 2027	$3,790,000	$2,803,766

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Human Services - continued
Alaska Industrial Development & Export Authority Community Provider Rev. (Boys & Girls Home of Alaska, Inc.), 6%, 2036	$1,175,000	$818,317
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 7%, 2036	1,600,000	1,444,432
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “C”, 7%, 2036	1,270,000	1,146,518
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 2036	3,415,000	2,826,664
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “B”, 6.5%, 2013	85,000	83,561
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 2024	2,850,000	2,747,941
New York, NY, Industrial Development Agency Rev. (Special Needs Facilities Pooled Program), 6.1%, 2012	635,000	617,461
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 8.875%, 2021	1,925,000	1,940,111
Orange County, FL, Health Facilities Authority Rev. (GF/Orlando Healthcare Facilities), 9%, 2031	2,185,000	2,162,210
Osceola County, FL, Industrial Development Authority Rev. (Community Provider), 7.75%, 2017	497,000	494,465
Philadelphia, PA, Industrial Development Authority Rev., 6.125%, 2019	1,250,000	785,262

		$17,870,708
Industrial Revenue - Airlines - 4.4%
Alliance Airport Authority, TX (American Airlines, Inc.), 5.25%, 2029	$4,265,000	$2,680,766
Chicago, IL, O’Hare International Airport Special Facilities Rev. (American Airlines, Inc.), 5.5%, 2030	790,000	537,311
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 2029	1,740,000	1,789,607
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 2035	1,310,000	1,322,877
Dallas Fort Worth, TX, International Airport Facility Improvement Corp. (American Airlines, Inc.), 5.5%, 2030	3,230,000	2,084,513
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	13,545,000	9,696,459
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	3,460,000	2,656,830

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Airlines - continued
Houston, TX, Airport Systems Rev., Special Facilities (Continental, Inc.), “E”, 6.75%, 2029	$5,045,000	$4,754,004
Los Angeles, CA, Regional Airport Lease Rev. (American Airlines, Inc.), “C”, 7%, 2012	1,315,000	1,313,159
Los Angeles, CA, Regional Airport Lease Rev. (American Airlines, Inc.), “C”, 7.5%, 2024	7,015,000	6,906,268
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 6.25%, 2029	6,660,000	5,879,381
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.5%, 2016	3,870,000	3,834,860
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.625%, 2025	21,950,000	21,511,439
New York, NY, City Industrial Development Agencies Rev. (American Airlines, Inc.), 7.75%, 2031	11,820,000	11,554,405

		$76,521,879
Industrial Revenue - Chemicals - 1.0%
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 2033	$1,625,000	$1,459,169
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	4,800,000	4,944,960
Michigan Strategic Fund Ltd. Obligation Rev. (Dow Chemical Co.), 6.25%, 2014	5,125,000	5,796,016
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “A”, 6.45%, 2030	430,000	437,981
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	5,380,000	5,400,982
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 2024	130,000	118,674

		$18,157,782
Industrial Revenue - Environmental Services - 1.7%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Browning Ferris, Inc.), “A”, 5.8%, 2016	$5,000,000	$5,013,550
Cobb County, GA, Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 5%, 2033	2,780,000	2,446,900
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 2018	540,000	573,286
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 2026 (b)	2,000,000	2,071,740
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	3,260,000	3,240,733
Henrico County, VA, Industrial Development Authority Rev. (Browning Ferris, Inc.), 5.45%, 2014	2,000,000	2,083,360

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Environmental Services - continued
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Allied Waste N.A., Inc.), “A”, 5.2%, 2018	$3,060,000	$3,041,701
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), 5.2%, 2027	2,890,000	2,860,580
New Morgan, PA, Industrial Development Authority, Solid Waste Disposal Rev. (New Morgan Landfill Co., Inc./Browning Ferris, Inc.), 6.5%, 2019	2,500,000	2,503,675
Ohio Water Development Authority, Solid Waste Rev. (Allied Waste N.A. Inc.), “A”, 5.15%, 2015	1,500,000	1,511,955
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), 4.9%, 2028	4,615,000	4,401,787

		$29,749,267
Industrial Revenue - Metals - 0.2%
Burns Harbor, IN, Solid Waste Disposal Facilities Rev. (Bethlehem Steel), 8%, 2024 (d)	$10,455,000	$1,046
Cambria County, PA, Industrial Development Authority Rev. (Bethlehem Steel), 7.5%, 2015 (d)	3,890,000	389
Jacksonville, FL, Economic Development Commission, Industrial Development Authority Rev. (Gerdau Ameristeel U.S., Inc.), 5.3%, 2037	4,605,000	3,324,027

		$3,325,462
Industrial Revenue - Other - 2.1%
Aztalan, WI, Exempt Facility Rev. (Renew Energy LLC), 7.5%, 2018 (d)	$2,955,000	$466,299
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 7.5%, 2030	1,560,000	1,325,688
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 2035	2,500,000	1,863,850
California Statewide Communities, Development Authority Environmental Facilities (Microgy Holdings), 9%, 2038 (d)	107,091	21,150
Gulf Coast, TX, Industrial Development Authority, Facilities Rev. (Microgy Holdings), 7%, 2036 (d)	792,801	156,578
Gulf Coast, TX, Waste Disposal Rev. (Valero Energy Corp.), 6.65%, 2032	1,500,000	1,501,305
Janesville, WI, Industrial Development Rev. (Simmons Manufacturing Co.), 7%, 2017	3,900,000	3,904,992
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 2035	2,640,000	2,650,930
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 2037	1,570,000	1,187,328

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Other - continued
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “C”, 6.5%, 2015	$2,300,000	$2,275,896
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	1,880,000	1,420,754
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-1”, 7.875%, 2032 (b)(n)	4,210,000	4,294,621
Park Creek Metropolitan District, CO, Rev. (Custodial Receipts), “CR-2”, 7.875%, 2032 (b)(n)	1,855,000	1,892,285
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	530,000	536,747
Pennsylvania Economic Development Financing Authority, Finance Authority Facilities Rev. (Amtrak), “A”, 6.25%, 2031	1,625,000	1,648,871
Philadelphia, PA, Industrial Development Authority Rev. (Host Marriott LP), 7.75%, 2017	2,000,000	2,004,640
St. John the Baptist Parish, LA (Marathon Oil Corp.), “A”, 5.125%, 2037	4,000,000	3,783,480
Texas Midwest Public Facilities Corp. Rev. (Secure Treatment Facilities Project), 9%, 2030	1,605,000	1,662,010
Tooele County, UT, Hazardous Waste Treatment Rev. (Union Pacific Corp.), 5.7%, 2026	3,130,000	3,140,736

		$35,738,160
Industrial Revenue - Paper - 1.6%
Arkansas Development Finance Authority, Industrial Facilities Rev. (Potlatch Corp.), “A”, 7.75%, 2025	$1,200,000	$1,216,116
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia Pacific Corp.), 5.75%, 2028	4,010,000	3,631,977
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 2027	3,750,000	2,954,550
De Soto Parish, LA, Environmental Improvement Rev. (International Paper Co.), 6.35%, 2025	1,650,000	1,662,029
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “A”, 6.25%, 2012 (c)	3,100,000	3,474,201
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “B”, 6.45%, 2012 (c)	1,100,000	1,220,923
Effingham County, GA, Industrial Development Authority, Pollution Control (Georgia Pacific Corp. Project), 6.5%, 2031	2,195,000	2,217,323
Escambia County, FL, Environmental Improvement Rev. (International Paper Co.), “A”, 4.75%, 2030	1,940,000	1,506,817

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Paper - continued
Hodge, LA, Utilities Rev. (Stone Container Corp.), 7.45%, 2024 (d)	$2,475,000	$2,178,000
Phenix City, AL, Industrial Development Board Environmental Improvement Rev., “A” (MeadWestvaco Coated Board Project), 6.35%, 2035	4,000,000	3,614,760
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	2,835,000	2,297,682
Sabine River Authority Rev., Louisiana Water Facilities (International Paper Co.), 6.2%, 2025	2,250,000	2,290,050
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (d)	800,000	8,240
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 2019 (d)	6,830,000	70,349

		$28,343,017
Miscellaneous Revenue - Entertainment & Tourism - 1.1%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 2018 (n)	$1,750,000	$1,701,578
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 2030	2,265,000	2,315,691
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 2040	1,475,000	1,504,441
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.375%, 2043	1,035,000	1,055,172
Capital Trust Agency, FL, Fort Lauderdale Project (Cargo Acquisition Co. Obligated Group), 5.75%, 2032	1,000,000	829,170
Harris County-Houston, TX, Sports Authority Rev., NATL, 0%, 2032	6,310,000	1,162,491
Mississippi Development Bank, Special Obligation (Diamond Lakes Utilities), 6.25%, 2017	2,400,000	2,231,040
New York Liberty Development Corp. Rev. (National Sports Museum), “A”, 6.125%, 2019 (d)	1,157,197	3,472
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.125%, 2029	280,000	315,717
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.375%, 2039	210,000	233,419
New York, NY, City Industrial Development Agency Rev. (Queens Baseball Stadium), ASSD GTY, 6.5%, 2046	830,000	927,459
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 2022 (n)	4,150,000	4,033,426
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.25%, 2027 (n)	1,840,000	1,642,918
Seneca Nation Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	1,555,000	1,318,920

		$19,274,914

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Other - 1.8%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 6.7%, 2011 (c)	$2,000,000	$2,116,740
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2017	845,000	817,867
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2024	4,640,000	4,188,714
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5%, 2034	265,000	205,147
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5.75%, 2034	2,705,000	2,187,236
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Columbia National Group), 5%, 2020	1,340,000	1,099,323
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), “B”, LOC, 5.125%, 2025	515,000	430,725
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	4,945,000	4,951,280
Madison County, FL, Rev. (Twin Oaks Project), “A”, 6%, 2025	1,525,000	1,194,106
New Jersey Economic Development Authority Rev. (Kapkowski Project), “B”, 6.5%, 2018	3,540,000	3,654,838
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 2030	2,050,000	2,113,365
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 2027	3,975,000	3,429,431
Southwestern Illinois Development Authority Rev., Solid Waste Disposal Rev., 5.9%, 2014	990,000	961,597
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	600,000	503,418
Summit County, OH, Port Authority Building Rev. (Twinsburg Township), “D”, 5.125%, 2025	440,000	370,207
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), “F”, 4.875%, 2025	2,655,000	2,162,497
Toledo-Lucas County, OH, Port Authority Development Rev. (Northwest Ohio Bond Fund), “C”, 5.125%, 2025	250,000	208,127

		$30,594,618
Multi-Family Housing Revenue - 1.0%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), FSA, 5%, 2035	$635,000	$594,131
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), FSA, 5.1%, 2046	1,155,000	1,068,860
Fairfax County, VA, Economic Development Authority, Senior Living (Lewinsville Retirement Village), “A”, 5.25%, 2032	1,215,000	861,484
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (b)	1,345,000	1,359,015

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Multi-Family Housing Revenue - continued
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 2037	$3,850,000	$2,517,592
MuniMae TE Bond Subsidiary LLC, 7.5%, 2049 (n)	5,843,143	5,552,038
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049 (z)	2,000,000	1,310,260
MuniMae TE Bond Subsidiary LLC, 5.9%, 2049 (z)	2,000,000	1,040,060
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2048	1,380,000	1,309,592
Seattle, WA, Housing Authority Rev., Capped Fund Program (High Rise Rehab), “I”, FSA, 5%, 2025	1,000,000	993,460

		$16,606,492
Sales & Excise Tax Revenue - 0.5%
Desloge, MO, Tax Increment Rev. (U.S. Highway 67 Street Redevelopment), 5.2%, 2020	$675,000	$631,739
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 2029	3,150,000	3,659,292
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 0%, 2033	2,655,000	1,514,863
Utah Transit Authority Sales Tax Rev., “A”, NATL, 0%, 2028	6,825,000	2,457,273

		$8,263,167
Single Family Housing - Local - 0.4%
Cook County, IL, Single Family Mortgage Rev., “A”, 0%, 2015	$35,000	$9,269
Corpus Christi, TX, Housing Finance Corp., Single Family Mortgage Rev., 0%, 2011	1,090,000	75,657
Escambia County, FL, Single Family Mortgage Rev., GNMA, 6.95%, 2024	135,000	142,740
Jefferson County, TX, Housing Finance Corp., NATL, 0%, 2015	375,000	204,671
Jefferson Parish, LA, Single Family Mortgage Rev., “B-1”, GNMA, 6.625%, 2023	310,000	328,423
Jefferson Parish, LA, Single Family Mortgage Rev., “D-1”, GNMA, 7.5%, 2026	30,000	31,978
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “B”, 5.5%, 2038	90,000	71,785
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.45%, 2029	170,000	175,148
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 5.9%, 2035	600,000	609,798
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	295,000	313,013
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	180,000	183,323

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - Local - continued
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-2”, GNMA, 5.75%, 2037	$780,000	$797,909
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 6%, 2035	480,000	494,179
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.625%, 2036	540,000	551,848
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 2037	1,185,000	1,257,522
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	370,000	379,653
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “B-2”, GNMA, 6.45%, 2033	525,000	544,771

		$6,171,687
Single Family Housing - State - 0.8%
Colorado Housing & Finance Authority Rev., “B-2”, 6.1%, 2023	$220,000	$223,650
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2025	12,000	12,114
Colorado Housing & Finance Authority Rev., “B-3”, 6.55%, 2033	240,000	251,995
Colorado Housing & Finance Authority Rev., “C-2”, 5.9%, 2023	370,000	384,719
Colorado Housing & Finance Authority Rev., “C-2”, FHA, 6.6%, 2032	345,000	372,014
Colorado Housing & Finance Authority Rev., “C-3”, 6.75%, 2021	95,000	99,511
Colorado Housing & Finance Authority Rev., “C-3”, 7.15%, 2030	40,000	40,735
Iowa Finance Authority Single Family Mortgage Rev. (Mortgage Backed Securities), “A”, GNMA, 5%, 2028	1,095,000	1,115,455
Iowa Finance Authority Single Family Mortgage Rev. (Mortgage Backed Securities), “A”, GNMA, 5.3%, 2033	775,000	793,755
Louisiana Housing Finance Agency, Single Family Mortgage Rev., “B-2”, GNMA, 7.55%, 2031	25,000	25,788
Mississippi Home Corp., Single Family Rev., “A”, GNMA, 6.1%, 2034	1,520,000	1,542,268
Mississippi Home Corp., Single Family Rev., “A-2”, GNMA, 6.5%, 2032	1,395,000	1,454,036
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 7.45%, 2031	65,000	67,528
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.35%, 2032	250,000	251,637
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.85%, 2032	195,000	201,870
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), GNMA, 6.75%, 2034	195,000	204,175
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.7%, 2030	405,000	407,819

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	$2,470,000	$2,562,946
New Hampshire Housing Finance Authority Rev., “B”, 5.875%, 2030	135,000	136,712
New Hampshire Housing Finance Authority Rev., “B”, 6.3%, 2031	95,000	98,349
New Hampshire Housing Finance Authority Rev., “B”, 6.5%, 2035	1,390,000	1,468,716
New Mexico Mortgage Finance Authority Rev., “B-2”, GNMA, 6.35%, 2033	380,000	390,385
North Dakota Housing Finance Agency Rev., Housing Finance, “A”, 5%, 2033	210,000	210,840
Oklahoma Housing Finance Agency, Single Family, 7.55%, 2028	155,000	161,088
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	2,180,000	2,186,932

		$14,665,037
Solid Waste Revenue - 0.6%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 2019	$3,900,000	$3,856,047
Hudson County, NJ, Solid Waste System Rev., 6%, 2019	2,000,000	1,739,160
Massachusetts Development Finance Agency, Resource Recovery Rev. (Ogden Haverhill Associates), “A”, 5.6%, 2019	5,425,000	5,044,111
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	650,000	663,422

		$11,302,740
State & Agency - Other - 0.2%
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.25%, 2024	$900,000	$860,841
Commonwealth of Puerto Rico (Mepsi Campus), “A”, 6.5%, 2037	3,600,000	3,263,256

		$4,124,097
State & Local Agencies - 1.8%
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	$3,380,000	$3,288,165
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	200,000	220,216
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	1,485,000	1,635,104
Delaware Valley, PA, Regional Finance Authority, “B”, FRN, AMBAC, 0.077%, 2018	50,000	50,000
Delaware Valley, PA, Regional Finance Authority, RITES, AMBAC, 10.635%, 2018 (p)	150,000	180,324
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AMBAC, 5%, 2020	250,000	243,880

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, AMBAC, 0% to 2010, 4.6% to 2023	$1,185,000	$1,018,697
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	1,000,000	883,950
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2038	7,540,000	6,400,480
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 2045	8,795,000	7,293,166
Harris County, TX, 5.8%, 2014	764,486	762,422
Harris County, TX, 5.625%, 2020	1,898,285	1,786,723
New York Metropolitan Transportation Authority, “A”, 5.125%, 2029	4,000,000	4,082,000
Northumberland County, PA (County Careers & Arts Center), 6.65%, 2020	930,000	927,814
Northumberland County, PA (Mountain View Manor), 7%, 2010 (c)	1,000,000	1,044,210
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	1,060,000	1,114,357

		$30,931,508
Student Loan Revenue - 0.5%
Access to Loans for Learning, CA, Student Loan Rev., 7.95%, 2030	$2,700,000	$2,625,534
Arizona Student Loan Acquisition Authority, Student Loan Rev., 6.15%, 2029	1,500,000	1,507,695
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	4,010,000	4,222,169

		$8,355,398
Tax - Other - 0.3%
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 2039	$4,000,000	$4,135,480
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	1,590,000	1,691,887

		$5,827,367
Tax Assessment - 5.3%
Altoona, IA, Urban Renewal Tax Increment Rev., 6%, 2043	$3,000,000	$3,092,820
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-1”, 5.5%, 2036	1,450,000	729,611
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A”, 5.35%, 2036	1,805,000	1,025,998
Arborwood Community Development District, FL, Special Assessment (Master Infrastructure Projects), “B”, 5.1%, 2014	635,000	463,474
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	2,450,000	2,233,518

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	$1,515,000	$1,284,872
Ave Maria Stewardship Community District, FL, “A”, 5.125%, 2038	2,025,000	1,434,794
Baltimore, MD, Special Obligation, “A”, 7%, 2038	2,600,000	2,512,744
Belmont Community Development District, FL, Capital Improvement Rev., “B”, 5.125%, 2014 (d)	2,950,000	796,854
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 2039	1,875,000	1,739,250
Capital Region Community Development District, FL, Capital Improvement Rev., “A-2”, 6.85%, 2031	685,000	646,250
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 2037	970,000	558,827
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	650,000	422,539
Concorde Estates Community Development District, FL, “B”, 5%, 2011 (d)	385,000	123,681
Creekside Community Development District, FL, Special Assessment, 5.2%, 2038	2,600,000	1,177,098
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 2026	2,725,000	1,491,256
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 2036	945,000	699,848
Durbin Crossing Community Development District, FL, Special Assessment, “B-1”, 4.875%, 2010	2,805,000	2,262,485
Enclave at Black Point Marina Community Development District, FL, “B”, 5.2%, 2014	1,785,000	1,101,077
Fishhawk Community Development District, FL, 7.04%, 2014	645,000	607,326
Grand Bay at Doral Community Development District, FL, “A”, 6%, 2039	620,000	332,401
Grand Bay at Doral Community Development District, FL, “B”, 6%, 2017	3,685,000	2,518,661
Greyhawk Landing Community Development District, FL, Special Assessment, “B”, 7%, 2012	70,000	68,738
Hawks Point Community Development District, FL, Special Assessment, “A”, 5.3%, 2039	1,430,000	903,703
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	2,040,000	1,617,781
Katy, TX, Development Authority Rev., “B”, 6%, 2018	4,600,000	4,143,450
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2010 (a)	640,000	384,122
Lakeshore Villages Master Community Development District, LA, Special Assessment, 5.25%, 2017	2,862,000	2,340,687
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	1,620,000	1,266,678

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Landmark At Doral Community Development District, FL, Special Assessment, “B”, 5.2%, 2015 (d)	$2,000,000	$719,300
Legends Bay Community Development District, FL, “A”, 5.5%, 2014	1,580,000	992,303
Legends Bay Community Development District, FL, “A”, 5.875%, 2038	1,370,000	842,235
Magnolia Park Community Development District, FL, Special Assessment, “A”, 6.15%, 2039	4,150,000	2,711,610
Main Street Community Development District, FL, “A”, 6.8%, 2038	1,895,000	1,463,736
Main Street Community Development District, FL, “B”, 6.9%, 2017	1,495,000	1,335,349
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 2022	765,000	672,481
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 4.8%, 2026	1,215,000	974,394
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 2033	500,000	384,380
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 2016	2,300,000	1,242,000
New Port Tampa Bay Community Development District, FL, Special Assessment, “B”, 5.3%, 2012 (d)	1,360,000	434,928
North Springs Improvement District, FL, Special Assessment (Parkland Golf Country Club), “B-1”, 5.125%, 2015	1,115,000	994,647
North Springs Improvement District, FL, Special Assessment (Parkland Golf Country Club), “B-2”, 5.125%, 2015	200,000	178,412
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	865,000	783,958
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “A”, 5.9%, 2035	700,000	506,352
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	740,000	668,183
Osage Beach, MO, Tax Increment Rev. (Prewitts), 4.8%, 2016	1,675,000	1,452,560
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 2023	1,500,000	1,161,990
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 2038	3,945,000	2,870,974
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 2016	565,000	493,132
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 2028	1,220,000	861,613
Palm Glades Community Development District, FL, Special Assessment, “A”, 5.3%, 2036	1,005,000	613,030
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 2036 (q)	895,000	384,850
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 2013 (d)	1,000,000	300,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Panther Trace II, Community Development District, FL, Special Assessment, 5.125%, 2013	$1,050,000	$833,311
Panther Trace II, Community Development District, FL, Special Assessment, “B”, 5%, 2010	745,000	700,479
Parker Road Community Development District, FL, “A”, 5.6%, 2038	1,240,000	685,236
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	3,020,000	2,150,602
Paseo, FL, Community Development District Capital Improvement Rev., “B”, 4.875%, 2010 (d)	2,625,000	1,077,405
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 2034	755,000	635,634
Riverwood Estates Community Development District, FL, Special Assessment, “B”, 5%, 2013 (d)	4,405,000	881,000
Rolling Hills Community Development District, FL, “B”, 5.125%, 2013	470,000	344,637
Sarasota National Community Development District, FL, Special Assessment Rev., 5.3%, 2039	3,215,000	1,650,485
Six Mile Creek Community Development District, FL, Capital Improvement Rev., 5.875%, 2038	5,000,000	2,004,750
Sterling Hill Community Development District, FL, Special Assessment, 5.5%, 2010	585,000	555,288
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 2031	2,700,000	2,181,924
Stonebrier Community Development District, FL, Special Assessment, 5.5%, 2037	1,795,000	1,099,204
Stoneybrook South Community Development District, FL, Special Assessment, “A”, 5.8%, 2039	2,000,000	859,420
Stoneybrook South Community Development District, FL, Special Assessment, “B”, 5.45%, 2015	2,000,000	882,800
Sweetwater Creek Community Development District, FL, Capital Improvement Rev., 5.3%, 2017	2,000,000	1,310,900
Sweetwater Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 2038	1,500,000	869,865
Tolomato Community Development District, FL, Special Assessment, 6.65%, 2040	3,825,000	3,028,367
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	2,540,000	1,637,970
Two Creeks Community Development District, FL, Capital Improvement Rev., 5.25%, 2037	2,115,000	1,171,350
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 2037	2,170,000	1,613,720
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 2039	790,000	452,085

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax Assessment - continued
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	$625,000	$508,131
Watergrass Community Development District, FL, “A”, 5.375%, 2039	1,580,000	876,631
Watergrass Community Development District, FL, Special Assessment, “B”, 4.875%, 2010	1,875,000	1,494,994
Wentworth Estates Community Development District, FL, Special Assessment, “B”, 5.125%, 2012 (d)	1,090,000	562,636

		$91,091,784
Tobacco - 7.0%
Badger, WI, Tobacco Asset Securitization Corp., 6.375%, 2012 (c)	$495,000	$556,058
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 2027 (c)	7,250,000	7,842,833
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	5,510,000	5,090,358
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2030	21,750,000	18,592,335
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 2034	2,500,000	2,049,500
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6%, 2042	780,000	616,574
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2047	10,435,000	8,006,462
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 2047	11,765,000	9,818,010
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 0%, 2037	11,535,000	7,716,800
California County, CA, Tobacco Securitization Corp., Tobacco Settlement, L.A. County, “A”, 0% to 2010, 5.65% to 2041	1,525,000	1,093,517
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 2029	3,720,000	3,565,732
District of Columbia, Tobacco Settlement, 6.25%, 2024	2,880,000	2,893,248
District of Columbia, Tobacco Settlement, 6.75%, 2040	885,000	847,582
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-4”, 7.8%, 2013 (c)	3,000,000	3,627,510
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “A-1”, 5%, 2033	525,000	409,080
Inland Empire, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Asset Backed, “C-1”, 0%, 2036	11,775,000	1,066,815
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	4,295,000	3,712,899
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.5%, 2030	4,915,000	4,921,832

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - continued
Louisiana Tobacco Settlement Authority Rev., “2001-B”, 5.875%, 2039	$6,940,000	$6,468,566
Michigan Tobacco Settlement Finance Authority Rev., Asset Backed, “A”, 6%, 2048	12,815,000	10,038,630
New Jersey Tobacco Settlement Financing Corp., 5.75%, 2012 (c)	2,155,000	2,336,171
New Jersey Tobacco Settlement Financing Corp., 7%, 2013 (c)	45,000	53,602
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	7,835,000	5,412,810
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Santa Clara), “A”, 0%, 2036	7,265,000	711,970
Silicon Valley Tobacco Securitization Authority, CA, Tobacco Settlement Rev. (Santa Clara), “A”, 0%, 2041	5,640,000	350,300
South Carolina Tobacco Settlement Authority Rev., “B”, 6.375%, 2011 (c)	3,725,000	4,015,885
Virginia Tobacco Settlement Financing Corp., “B-1”, 5%, 2047	5,035,000	3,538,195
Washington Tobacco Settlement Authority Rev., 6.5%, 2026	915,000	926,868
Washington Tobacco Settlement Authority Rev., 6.625%, 2032	4,935,000	4,908,795

		$121,188,937
Toll Roads - 1.8%
E-470 Public Highway Authority, Colorado Rev., Capital Appreciation, “B”, NATL, 0%, 2027	$12,305,000	$3,876,936
Illinois Toll Highway Authority Rev., “B”, 5.5%, 2033	6,095,000	6,530,183
Pennsylvania Turnpike Commission, Capital Appreciation, “C”, FSA, 0%, 2033	11,590,000	8,389,769
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Rev., ETM, 0%, 2011 (c)(f)	13,400,000	13,311,292

		$32,108,180
Transportation - Special Tax - 0.4%
Telluride, CO, Real Estate Transfer Assessment Rev. (Gondola Transit Co.), ETM, 11.5%, 2012 (c)	$6,000,000	$7,084,560

Universities - Colleges - 10.0%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University) “A”, 5.9%, 2028	$1,305,000	$1,303,395
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	2,025,000	1,965,506
Anderson, IN, Economic Development Rev. (Anderson University Project), 5%, 2028	3,530,000	3,158,468
Anderson, IN, Economic Development Rev. (Anderson University Project), 5%, 2032	1,025,000	888,573
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 2039	4,720,000	4,677,473

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 2038	$2,320,000	$2,262,557
California Educational Facilities Authority Rev. (University Financing Project), 5%, 2026	1,660,000	1,271,709
California Educational Facilities Authority Rev. (University of La Verne), “A”, 5%, 2029	2,205,000	1,924,877
California Educational Facilities Authority Rev. (University of Southern California), “A”, 5.25%, 2038	1,935,000	2,036,607
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	1,915,000	1,945,908
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	1,385,000	1,174,106
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.5%, 2038	1,580,000	1,228,971
Delaware County, PA, Authority College Rev. (Neumann College), 6%, 2025	510,000	527,692
Delaware County, PA, Authority College Rev. (Neumann College), 6.125%, 2034	250,000	256,473
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), 6.375%, 2039	2,500,000	2,568,225
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 2037	2,775,000	2,449,021
Grand Valley, MI, State University Rev., 5.5%, 2027	1,015,000	1,077,098
Grand Valley, MI, State University Rev., 5.625%, 2029	495,000	525,898
Harris County, TX, Cultural Education Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 2032	4,535,000	4,192,608
Houston, TX, Community College Systems, COP, NATL, 7.875%, 2012 (c)	9,150,000	10,704,768
Illinois Educational Facilities Authority Rev. (Augustana College), “A”, 5.625%, 2022	1,300,000	1,335,217
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2031	3,125,000	2,666,406
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2036	3,080,000	2,545,743
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	5,845,000	5,980,487
Indiana Educational Facilities Authority Rev. (Manchester College), 5.75%, 2018	1,000,000	967,500
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	1,330,000	1,240,025
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2039	1,575,000	1,442,101

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Massachusetts Development Finance Agency Rev. (Curry College), “A”, ACA, 5%, 2036	$1,135,000	$971,673
Massachusetts Development Finance Agency Rev. (Curry College), “A”, RADIAN, 5%, 2036	700,000	599,270
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2033	430,000	408,208
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036 (u)	25,000,000	27,792,000
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), “I”, 8%, 2029	2,140,000	2,398,105
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	6,130,000	6,505,524
Michigan Higher Education Facilities Authority Rev. (College for Creative Studies), 6.125%, 2037	4,315,000	3,873,964
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “A”, 5%, 2039 (u)	10,000,000	10,459,500
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “B”, 5%, 2039 (u)	10,000,000	10,459,500
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth College), 5.25%, 2039 (u)	20,000,000	21,430,200
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	2,335,000	2,544,473
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 2032	4,280,000	4,811,148
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), 5.5%, 2034	2,580,000	2,576,336
Pennsylvania Higher Educational Facilities Authority Rev. (Lasalle University), “A”, 5.25%, 2027	1,330,000	1,330,731
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5%, 2014	440,000	456,773
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 4.75%, 2032	2,150,000	1,921,111
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 2036	1,055,000	987,712
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 2027	4,795,000	5,192,889
University of Southern Indiana Rev., Student Fee, “J”, ASSD GTY, 5.75%, 2028	1,445,000	1,592,303
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 2034	2,435,000	2,469,723

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 2037	$3,000,000	$2,674,050

		$173,772,605
Universities - Dormitories - 0.4%
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	$2,345,000	$1,825,418
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	2,125,000	2,104,260
Illinois Educational Facilities Authority, Educational Advancement Fund (University Center), 6.625%, 2012 (c)	1,500,000	1,703,250
Maryland Economic Development Corp. Student Housing (University of Maryland - College Park), 5.875%, 2043	1,335,000	1,336,175

		$6,969,103
Universities - Secondary Schools - 1.2%
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	$1,630,000	$1,776,211
California Statewide Communities Development Authority Rev. (Escondido Charter High School), 7.5%, 2011 (c)	3,485,000	3,917,489
Colorado Housing Finance Development Rev. (Evergreen Country Day School), 5.875%, 2037	815,000	558,022
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 2039	1,670,000	1,706,005
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.25%, 2027	1,570,000	1,218,556
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.375%, 2037	3,155,000	2,286,365
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.25%, 2018 (a)	985,000	492,756
Maryland Health & Higher Educational Facilities Authority Rev. (Washington Christian Academy), 5.5%, 2038 (a)	460,000	206,664
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	450,000	410,818
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.625%, 2021	550,000	549,285
Michigan Municipal Bond Authority Rev. (YMCA Service Learning Academy), 7.75%, 2031	2,450,000	2,362,682
Utah County, UT, Charter School Rev. (Lakeview Academy), “A”, 5.625%, 2037	1,815,000	1,412,669
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 2037	1,065,000	842,181

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - continued
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2038	$2,820,000	$2,247,963

		$19,987,666
Utilities - Cogeneration - 0.2%
Alaska Industrial Development & Export Authority, 5.7%, 2012	$360,000	$360,176
Alaska Industrial Development & Export Authority, 5.875%, 2032	1,495,000	1,324,570
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 2015	800,000	772,784
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Northampton Generating), “A”, 6.5%, 2013	1,400,000	778,176

		$3,235,706
Utilities - Investor Owned - 4.8%
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 8.25%, 2030	$1,000,000	$702,310
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “C”, 5.75%, 2036 (b)	3,465,000	3,245,908
Brazos River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), “D”, 5.4%, 2029 (b)	310,000	253,627
Brazos River Authority, TX, Pollution Control Rev. (TXU Energy Co. LLC), 5%, 2041	3,015,000	1,381,714
Chautauqua County, NY, Industrial Development Agency, Exempt Facilities Rev. (Dunkirk Power), 5.875%, 2042	270,000	273,378
Chula Vista, CA, Industrial Development Rev. (San Diego Gas), 5.875%, 2034	1,940,000	2,119,605
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “A”, 6.3%, 2016	3,240,000	3,257,593
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “A”, 5.8%, 2022	4,500,000	4,503,600
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “C”, 5.8%, 2022	1,390,000	1,391,112
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 2039	5,985,000	6,419,750
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 2040	1,790,000	2,022,521
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	685,000	725,203
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 2029	2,155,000	2,318,500
Matagorda County, TX, Pollution Control Rev. (Reliant Energy), 5.95%, 2030	3,450,000	3,267,288

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Mecklenburg County, VA, Industrial Development Authority Rev. (UAE Mecklenburg LP), 6.5%, 2017	$2,800,000	$2,817,500
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison), 5.625%, 2020	1,050,000	1,140,006
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison), 5.5%, 2029 (b)	2,100,000	2,232,909
Ohio Air Quality Development Authority Rev. (Columbus Southern Power Co.), “B”, 5.8%, 2038	1,725,000	1,815,511
Ohio Air Quality Development Authority Rev. (FirstEnergy Corp.), “A”, 5.7%, 2020	4,335,000	4,664,807
Ohio Air Quality Development Authority Rev. (Ohio Valley Electric Corp.), “E”, 5.625%, 2019	2,610,000	2,677,260
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 2039	1,635,000	1,743,041
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 2039	1,830,000	1,863,123
Pennsylvania Economic Development Financing Authority (Allegheny Energy Supply Co. LLC), 7%, 2039	7,390,000	8,118,137
Pima County, AZ, Industrial Development Authority Pollution Control Rev. (Tucson Electric Power Co.), “A”, 4.95%, 2020	2,980,000	2,948,203
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 5.75%, 2029	4,250,000	4,282,470
Pointe Coupee Parish, LA, Pollution Control Rev. (Gulf States Utilities Co.), 6.7%, 2013	545,000	550,118
Red River Authority, TX, Pollution Control Rev. (AEP Texas Central Co.), NATL, 4.45%, 2020	2,635,000	2,527,255
Sabine River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 5.2%, 2028	1,255,000	660,168
Sabine River Authority, TX, Pollution Control Rev. (TXU Electric Co. LLC), 5.75%, 2030 (b)	2,250,000	2,120,917
Sweetwater County, WY, Pollution Control Rev. (Idaho Power Co.), 5.25%, 2026	6,300,000	6,413,022
West Feliciana Parish, LA, Pollution Control Rev. (Entergy Gulf States), 6.6%, 2028	1,805,000	1,804,838
Yuma County, AZ, Industrial Development Authority (Far West Water & Sewer, Inc.), 6.375%, 2037	2,605,000	2,159,988

		$82,421,382

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - 0.3%
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 2035	$1,665,000	$1,742,689
Mississippi Business Finance Corp., Gulf Opportunity Zone Rev., “A”, 5%, 2037	3,000,000	2,895,930

		$4,638,619
Utilities - Other - 2.8%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$1,135,000	$1,259,782
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	5,110,000	5,366,624
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 2018	1,760,000	1,827,074
Main Street Natural Gas, Inc., GA, Gas Project Rev., “A”, 5.5%, 2028	2,245,000	2,168,782
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 2028	4,000,000	4,323,680
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	4,515,000	4,954,309
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 2027	4,000,000	4,160,160
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2032	6,670,000	5,886,142
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2037	4,910,000	4,170,554
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	2,000,000	2,014,880
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	5,555,000	5,524,447
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	2,225,000	2,180,522
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2026	3,215,000	3,111,188
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2025	1,665,000	1,602,096

		$48,550,240
Water & Sewer Utility Revenue - 2.6%
Alabama Drinking Water Finance Authority, “A”, AMBAC, 4%, 2028	$5,000,000	$4,552,700
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 2022	2,895,000	3,141,480
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	4,410,000	4,500,096
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2044	1,215,000	1,239,008
Los Angeles County, CA, Sanitation Districts Financing Authority Rev., AMBAC, 4.5%, 2038	8,660,000	7,249,373
Massachusetts Water Pollution Abatement, 5.25%, 2028	4,000,000	4,753,680
New York, NY, Municipal Water & Sewer Finance Authority Rev., AMBAC, 5%, 2039	5,000,000	5,110,600
New York, NY, Municipal Water & Sewer Finance Authority Rev., “A”, 5%, 2035	5,520,000	5,677,982

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev. “DD”, 4.75%, 2035	$700,000	$702,989
Seattle, WA, Water System Rev., Refunding & Improvement, 5.25%, 2033	5,000,000	5,311,500
Tallahassee, FL, Consolidated Utility Systems Rev., 5%, 2037	1,995,000	2,021,474
		$44,260,882
Total Municipal Bonds (Identified Cost, $1,842,260,546)		$1,737,076,428

Money Market Funds (v) - 1.2%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value	21,097,654	$21,097,654
Total Investments (Identified Cost, $1,863,358,200)		$1,758,174,082

Other Assets, Less Liabilities - (1.4)%		(24,533,765)
Net Assets - 100.0%		$1,733,640,317

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	Non-income producing security–in default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $20,435,786, representing 1.2% of net assets.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
MuniMae TE Bond Subsidiary LLC, 5.4%, 2049	10/14/04	$2,000,000	$1,310,260
MuniMae TE Bond Subsidiary LLC, 5.9%, 2049	11/02/05	2,000,000	1,040,060
Total Restricted Securities			$2,350,320
% of Net Assets			0.1%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
ACA	ACA Financial Guaranty Corp.	RITES	Residual Interest Tax-Exempt Security
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

Derivative Contracts at 1/31/10

Futures Contracts Outstanding at 1/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	321	$38,138,813	Mar-10	$482,886

At January 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,842,260,546)	$1,737,076,428
Underlying funds, at cost and value	21,097,654
Total investments, at value (identified cost, $1,863,358,200)	$1,758,174,082
Cash	166,336
Receivables for
Investments sold	4,871,707
Fund shares sold	6,050,931
Interest and dividends	26,729,784
Receivable from investment adviser	97,112
Other assets	21,926
Total assets	$1,796,111,878
Liabilities
Payables for
Distributions	$3,499,484
Daily variation margin on open futures contracts	210,656
Investments purchased	9,431,080
Fund shares reacquired	3,597,150
Payable to the holder of the floating rate certificate from trust assets	45,039,901
Payable for interest expense and fees	79,775
Payable to affiliates
Investment adviser	104,426
Shareholder servicing costs	260,395
Distribution and service fees	37,189
Administrative services fee	2,958
Payable for independent Trustees’ compensation	32,688
Accrued expenses and other liabilities	175,859
Total liabilities	$62,471,561
Net assets	$1,733,640,317
Net assets consist of
Paid-in capital	$1,923,146,863
Unrealized appreciation (depreciation) on investments	(104,701,232)
Accumulated net realized gain (loss) on investments	(89,807,928)
Undistributed net investment income	5,002,614
Net assets	$1,733,640,317
Shares of beneficial interest outstanding	234,498,844

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,452,126,154	196,453,350	$7.39
Class B	68,348,013	9,237,318	7.40
Class C	213,166,150	28,808,176	7.40

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.76. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$103,713,898
Dividends from underlying funds	56,407
Total investment income	$103,770,305
Expenses
Management fee	$8,315,846
Distribution and service fees	2,426,849
Shareholder servicing costs	1,207,153
Administrative services fee	267,988
Independent Trustees’ compensation	47,481
Custodian fee	207,216
Shareholder communications	76,433
Auditing fees	53,003
Legal fees	78,208
Interest expense and fees	276,959
Miscellaneous	329,358
Total expenses	$13,286,494
Fees paid indirectly	(32,677)
Reduction of expenses by investment adviser	(435,068)
Net expenses	$12,818,749
Net investment income	$90,951,556
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(16,883,040)
Futures contracts	(651,843)
Net realized gain (loss) on investments	$(17,534,883)
Change in unrealized appreciation (depreciation)
Investments	$243,647,178
Futures contracts	1,210,891
Net unrealized gain (loss) on investments	$244,858,069
Net realized and unrealized gain (loss) on investments	$227,323,186
Change in net assets from operations	$318,274,742

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 1/31
	2010	2009
Change in net assets
From operations
Net investment income	$90,951,556	$85,114,282
Net realized gain (loss) on investments	(17,534,883)	(29,597,830)
Net unrealized gain (loss) on investments	244,858,069	(321,770,132)
Change in net assets from operations	$318,274,742	$(266,253,680)
Distributions declared to shareholders
From net investment income	$(89,035,468)	$(86,045,396)
Change in net assets from fund share transactions	$233,970,263	$55,333,284
Total change in net assets	$463,209,537	$(296,965,792)
Net assets
At beginning of period	1,270,430,780	1,567,396,572
At end of period (including undistributed net investment income of $5,002,614 and $4,286,201, respectively)	$1,733,640,317	$1,270,430,780

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2010	2009	2008		2007		2006
Net asset value, beginning of period	$6.33	$8.06	$8.49		$8.41		$8.39
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.44	$0.47		$0.45		$0.46
Net realized and unrealized gain (loss) on investments	1.05	(1.73)	(0.47)		0.07		0.02
Total from investment operations	$1.48	$(1.29)	$(0.00	)(w)	$0.52		$0.48
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.44)	$(0.43)		$(0.44)		$(0.46)
Redemption fees added to paid-in capital (d)	$—	$—	$—		$0.00	(w)	$0.00	(w)
Net asset value, end of period	$7.39	$6.33	$8.06		$8.49		$8.41
Total return (%) (r)(s)(t)	24.03	(16.50)	0.04		6.32		5.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.80	0.86		0.97		0.94	(z)
Expenses after expense reductions (f)	0.69	0.70	0.76		0.87		0.84	(z)
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.67	0.64	0.63		0.72		0.72
Net investment income	6.17	5.97	5.60		5.32		5.47
Portfolio turnover	17	38	38		13		20
Net assets at end of period (000 omitted)	$1,452,126	$1,039,232	$1,267,514		$1,335,269		$1,080,805

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 1/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$6.33	$8.06	$8.50	$8.41		$8.40
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.38	$0.40	$0.39		$0.40
Net realized and unrealized gain (loss) on investments	1.06	(1.73)	(0.47)	0.07		0.00	(w)
Total from investment operations	$1.44	$(1.35)	$(0.07)	$0.46		$0.40
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.37)	$(0.37)		$(0.39)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00	(w)	$0.00	(w)
Net asset value, end of period	$7.40	$6.33	$8.06	$8.50		$8.41
Total return (%) (r)(s)(t)	23.25	(17.16)	(0.85)	5.64		4.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.56	1.63	1.74		1.70	(z)
Expenses after expense reductions (f)	1.47	1.47	1.53	1.64		1.60	(z)
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.45	1.41	1.40	1.50		1.48
Net investment income	5.45	5.18	4.83	4.60		4.73
Portfolio turnover	17	38	38	13		20
Net assets at end of period (000 omitted)	$68,348	$75,791	$127,599	$178,566		$220,854

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 1/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$6.33	$8.06	$8.50	$8.42		$8.40
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.36	$0.38	$0.36		$0.37
Net realized and unrealized gain (loss) on investments	1.06	(1.72)	(0.47)	0.08		0.02
Total from investment operations	$1.42	$(1.36)	$(0.09)	$0.44		$0.39
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)	$(0.35)	$(0.36)		$(0.37)
Redemption fees added to paid-in capital (d)	$—	$—	$—	$0.00	(w)	$0.00	(w)
Net asset value, end of period	$7.40	$6.33	$8.06	$8.50		$8.42
Total return (%) (r)(s)(t)	22.99	(17.36)	(1.08)	5.27		4.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.80	1.86	1.97		1.94	(z)
Expenses after expense reductions (f)	1.69	1.70	1.76	1.87		1.84	(z)
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.67	1.64	1.63	1.72		1.72
Net investment income	5.17	4.96	4.60	4.30		4.44
Portfolio turnover	17	38	38	13		20
Net assets at end of period (000 omitted)	$213,166	$155,407	$172,283	$170,047		$119,952

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	After the fund issued its January 31, 2006 financial statements, the fund determined that the criteria for sale accounting in FASB Statement No. 140 had not been met for certain transfers of municipal bonds during the fiscal year ended January 31, 2006 and that its transfers of municipal bonds in connection with self-deposited inverse floaters should have been accounted for as secured borrowings rather than as sales. Accordingly, the expense ratio has been restated to reflect interest expense and fees related to payments made to the holder of the floating rate certificate from trust assets in connection with self-deposited inverse floater transactions. The impact of the restatement was to increase the expense ratio by 0.12%.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal High Income Fund (the fund) is a series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV. The fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value.

Notes to Financial Statements – continued

Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of January 31, 2010 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,737,076,428	$—	$1,737,076,428
Mutual Funds	21,097,654	—	—	21,097,654
Total Investments	$21,097,654	$1,737,076,428	$—	$1,758,174,082

Other Financial Instruments
Futures	$482,886	$—	$—	$482,886

For further information regarding security characteristics, see the Portfolio of Investments.

In January 2010, Accounting Standards Update (ASU) No. 2010-06, Improving Disclosures about Fair Value Measurements (the “Update”) was issued, and is effective for interim and annual reporting periods beginning after December 15, 2009. This Update provides for expanded disclosures about fair value measurements. Management is evaluating the application of the Update to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Update in the fund’s financial statements.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements – continued

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2010, which are not accounted for as hedging instruments under ASC 815:

		Fair Value (a)
Risk	Derivative	Asset Derivatives
Interest Rate Contracts	Interest Rate Futures	$482,886

(a)	All derivative valuations are specifically referenced within the fund’s Statement of Assets and Liabilities except for futures contracts. The value of futures contracts outstanding includes cumulative appreciation/depreciation as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2010 as reported in the Statement of Operations:

Futures Contracts
Interest Rate Contracts	$(651,843)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2010 as reported in the Statement of Operations:

Futures Contracts
Interest Rate Contracts	$1,210,891

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are

Notes to Financial Statements – continued

recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holder of the inverse floater transfers the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holder of the floating rate certificate under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holder of the floating rate certificate from trust assets”. The carrying value of the fund’s payable to the holder of the floating rate certificate from trust assets as reported on the fund’s

Notes to Financial Statements – continued

Statement of Assets and Liabilities approximates its fair value. At January 31, 2010, the fund’s payable to the holder of the floating rate certificate from trust assets was $45,039,901 and the interest rate on these floating rate certificates issued by the trust was 1.72%. For the year ended January 31, 2010, the average payable to the holder of the floating rate certificate from trust assets was $ 31,413,110 at a weighted average interest rate of 0.88%. Interest expense and fees relate to interest payments made to the holder of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2010, interest expense and fees in connection with self-deposited inverse floaters was $276,959. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax return for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/10	1/31/09
Ordinary income (including any short-term capital gains)	$1,213,500	$1,311,178
Tax-exempt income	87,821,968	84,734,218
Total distributions	$89,035,468	$86,045,396

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/10
Cost of investments	$1,811,593,829
Gross appreciation	70,976,350
Gross depreciation	(169,435,998)
Net unrealized appreciation (depreciation)	$(98,459,648)

Undistributed ordinary income	178,296
Undistributed tax-exempt income	13,209,909
Capital loss carryforwards	(95,553,734)
Post-October capital loss deferral	(495,778)
Other temporary differences	(8,385,591)

As of January 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

1/31/11	$(18,364,839)
1/31/12	(15,537,212)
1/31/13	(3,190,630)
1/31/14	(10,798,317)
1/31/15	(230,213)
1/31/17	(18,935,036)
1/31/18	(28,497,487)
$(95,553,734)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/10	Year ended 1/31/09
Class A	$75,732,551	$71,815,251
Class B	3,907,116	5,415,911
Class C	9,395,801	8,814,234
Total	$89,035,468	$86,045,396

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS had agreed to reduce the management fee to 0.50% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended January 31, 2010, this waiver amounted to $49,530 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended January 31, 2010 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

Effective March 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that operating expenses do not exceed 0.12% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2011. For the year ended January 31, 2010, this reduction amounted to $376,492 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $408,716 for the year ended January 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.78%	569,728
Class C	0.75%	0.25%	1.00%	1.00%	1,857,121
Total Distribution and Service Fees					$2,426,849

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2010 based on each class’ average daily net assets. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, the service fee is not currently in effect. This agreement will terminate on May 31, 2010. Effective June 1, 2010, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, MFD has agreed in writing to waive the service fee. This agreement will continue until modified be the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2011.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2010, were as follows:

Amount
Class A	$91,547
Class B	76,470
Class C	33,490

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2010, the fee was $529,064, which equated to 0.0350% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $678,089.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2010 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $5,302 and is included in independent Trustees’ compensation for the year ended January 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $32,641 at January 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $17,516 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $9,046, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

Notes to Financial Statements – continued

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $522,537,176 and $252,665,887, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/10		Year ended 1/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	60,508,240	$421,695,693	48,701,663	$353,437,071
Class B	1,369,071	9,430,360	1,742,984	12,923,292
Class C	8,402,586	58,740,151	9,306,964	69,148,665
	70,279,897	$489,866,204	59,751,611	$435,509,028
Shares issued to shareholders in reinvestment of distributions
Class A	6,022,048	$41,932,979	5,363,584	$38,362,862
Class B	253,856	1,757,208	318,940	2,297,602
Class C	689,694	4,801,171	637,430	4,560,708
	6,965,598	$48,491,358	6,319,954	$45,221,172
Shares reacquired
Class A	(34,372,782)	$(240,476,322)	(47,114,222)	$(334,748,987)
Class B	(4,354,771)	(30,133,352)	(5,916,931)	(42,885,130)
Class C	(4,822,547)	(33,777,625)	(6,768,875)	(47,762,799)
	(43,550,100)	$(304,387,299)	(59,800,028)	$(425,396,916)
Net change
Class A	32,157,506	$223,152,350	6,951,025	$57,050,946
Class B	(2,731,844)	(18,945,784)	(3,855,007)	(27,664,236)
Class C	4,269,733	29,763,697	3,175,519	25,946,574
	33,695,395	$233,970,263	6,271,537	$55,333,284

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made

Notes to Financial Statements – continued

for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2010, the fund’s commitment fee and interest expense were $23,252 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	13,555,130	316,690,227	(309,147,703)	21,097,654

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$56,407	$21,097,654

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the Fund), including the portfolio of investments, as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 22, 2010

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of Series Trust III, which was held on January 28, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Robert E. Butler	2,529,220,334.811	53,455,079.624
Lawrence H. Cohn, M.D.	2,528,787,860.846	53,887,553.589
Maureen R. Goldfarb	2,529,336,917.346	53,338,497.088
David H. Gunning	2,529,682,589.176	52,992,825.259
William R. Gutow	2,529,034,053.902	53,641,360.533
Michael Hegarty	2,529,627,246.364	53,048,168.071
John P. Kavanaugh	2,529,463,862.073	53,211,552.362
Robert J. Manning	2,529,922,880.153	52,752,534.282
Robert C. Pozen	2,529,509,988.090	53,165,426.345
J. Dale Sherratt	2,528,912,329.793	53,763,084.642
Laurie J. Thomsen	2,529,271,338.607	53,404,075.828
Robert W. Uek	2,529,251,760.591	53,423,653.843

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of March 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, Chief Investment Officer and Director, President (until December 2009)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers – continued

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in January 2010 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Gary Lasman Geoffrey Schechter

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.64% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2010 and 2009, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS High Income Fund	58,163	57,038
MFS High Yield Opportunities Fund	62,807	61,591
Total	120,970	118,629

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS Municipal High Income Fund	42,976	42,933

For the fiscal years ended January 31, 2010 and 2009, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS High Income Fund	0	0	7,595	7,446	1,447	3,875
To MFS High Yield Opportunities Fund	0	0	5,871	5,756	1,447	3,875
Total fees billed by Deloitte To above Funds	0	0	13,466	13,202	2,894	7,750
To MFS and MFS Related Entities of MFS High Income Fund*	1,138,090	1,267,804	0	0	59,174	223,140
To MFS and MFS Related Entities of MFS High Yield Opportunities Fund*	1,138,090	1,267,804	0	0	59,174	223,140

	2010		2009
Aggregate fees for non-audit services:
To MFS High Income Fund, MFS and MFS Related Entities#	1,304,431		1,552,090
To MFS High Yield Opportunities Fund, MFS and MFS Related Entities#	1,302,707		1,550,400

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	8,387	8,223	0	0
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	0	0	0	0	0	0

	2010		2009
Aggregate fees for non-audit services:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	248,640		533,017

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IIII

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: March 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: March 22, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 22, 2010

*	Print name and title of each signing officer under his or her signature.